T H E   B E A R   S T E A R N S   F U N D S
5 7 5  L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                          The Bear Stearns Funds and
                         Bear Stearns Investment Trust

                            CLASS A, B AND C SHARES

The Bear Stearns Funds and Bear Stearns Investment Trust are separate open-end management investment companies, known as mutual funds (together the "Funds"). By this Prospectus, the Funds offer Class A, B and C shares of one non-diversified portfolio, the Emerging Markets Debt Portfolio (the "Debt Portfolio"), and two diversified portfolios, the Total Return Bond Portfolio (the "Bond Porfolio") and the High Yield Total Return Portfolio (the "High Yield Portfolio") (each a "Portfolio" and together the "Portfolios").

                          TOTAL RETURN BOND PORTFOLIO
 Seeks maximization of total return, consistent with preservation of capital.

                       HIGH YIELD TOTAL RETURN PORTFOLIO

 Seeks total return through high current income and capital appreciation.

                        EMERGING MARKETS DEBT PORTFOLIO

           Seeks high current income by primarily investing in

    debt obligations of issuers located in emerging countries, and seeks to provide capital appreciation.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM" or the "Adviser"), a wholly owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser. Bear Stearns Funds Management Inc. ("BSFM"), a wholly owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of each Portfolio. Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSAM, serves as each Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Part B (also known as the Statement of Additional Information), dated July 28, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank; are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency; and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              JULY 28, 1998

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Financial Highlights.......................................................   6
Alternative Purchase Methods...............................................   8
Description of the Portfolios..............................................   8
Investment Objectives and Policies.........................................   9
Investment Techniques......................................................  13
Risk Factors...............................................................  22
Management of the Portfolios...............................................  31
How to Buy Shares..........................................................  36
Net Asset Value............................................................  38
Shareholder Services.......................................................  41
How to Redeem Shares.......................................................  42
Dividends and Distributions................................................  45
Taxes......................................................................  46
Performance Information....................................................  48
General Information........................................................  49
Appendix................................................................... A-1

                                   Fee Table

-------------------------------------------------------------------------------------------
                            TOTAL RETURN BOND              HIGH YIELD TOTAL RETURN
                                PORTFOLIO                         PORTFOLIO
                         CLASS A     CLASS B    CLASS C    CLASS A     CLASS B    CLASS C
-------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Load
 Imposed on Purchases
 (as a percentage of
 maximum offering
 price).................  4.50%(1)     --         --        4.50%(1)     --         --
 Maximum Deferred Sales
 Charge Imposed on
 Redemptions (as a
 percentage of the
 amount subject to
 charge)................   --   (2)   5.00%      1.00%       --   (2)   5.00%      1.00%
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 DAILY NET ASSETS)
 Advisory Fees (after
 fee waiver)............  0.00%(3)    0.00%(3)   0.00%(3)   0.00%(4)    0.00%(4)   0.00%(4)
 12b-1 Fees.............  0.35%(5)    0.75%      0.75%      0.10%       0.75%      0.75%
 Other Expenses (after
 expense reimbursement).  0.45%(3)    0.70%(3)   0.70%(3)   0.90%(4)    0.90%(4)   0.90%(4)
                          ----        ----       ----       ----        ----       ----
 Total Portfolio
 Operating Expenses
 (after fee waiver and
 expense reimbursement).  0.80%(3)    1.45%(3)   1.45%(3)   1.00%(4)    1.65%(4)   1.65%(4)
                          ====        ====       ====       ====        ====       ====

------

See Notes on Page 5.

EXAMPLE:

You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return.

------------------------------------------------------------------------------
                                       1 YEAR                  3 YEARS
                                  WITH       WITHOUT      WITH       WITHOUT
FUND                           REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
------------------------------------------------------------------------------
TOTAL RETURN BOND PORTFOLIO
 Class A Shares...............    $ 53         $53        $ 69        $ 69
 Class B Shares...............      66          15          79          46
 Class C Shares...............      25          15          46          46
HIGH YIELD TOTAL RETURN
 PORTFOLIO
 Class A Shares...............      55          --          75          --
 Class B Shares...............      68          17          85          52
 Class C Shares...............      27          17          52          52
------------------------------------------------------------------------------

                                       5 YEARS                10 YEARS*
                                  WITH       WITHOUT      WITH       WITHOUT
                               REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
------------------------------------------------------------------------------
TOTAL RETURN BOND PORTFOLIO
 Class A Shares...............    $ 87         $87        $140        $140
 Class B Shares...............     103          79         156         156
 Class C Shares...............      79          79         174         174
HIGH YIELD TOTAL RETURN
 PORTFOLIO
 Class A Shares...............      98          --         162          --
 Class B Shares...............     113          90         178         178
 Class C Shares...............      90          90         195         195

------

* Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight in the case of Class B shares.

--------------------------------------------------------------------------------
                                                       EMERGING MARKETS DEBT
                                                             PORTFOLIO
                                                      CLASS A    CLASS B CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a
 percentage of maximum offering price)...............  4.50%(1)    --      --
 Maximum Deferred Sales Charge Imposed on Redemptions
 (as a percentage of the amount subject to charge)...   --  (2)   5.00%   1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE
 OF AVERAGE DAILY NET ASSETS)
 Advisory Fees (after fee waiver)(6).................  0.28%      0.01%   0.28%
 12b-1 Fees..........................................  0.35%(5)   0.75%   0.75%
 Other Expenses (after expense reimbursement)(7).....  1.12%      1.64%   1.37%
                                                       ----       ----    ----
 Total Portfolio Operating Expenses (after fee waiver
 and expense reimbursement)(6).......................  1.75%      2.40%   2.40%
                                                       ====       ====    ====

------


See Notes on Page 5.

EXAMPLE:

You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return.

-------------------------------------------------------------------------
                                  1 YEAR                  3 YEARS
                             WITH       WITHOUT      WITH       WITHOUT
FUND                      REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------
EMERGING MARKETS DEBT
 PORTFOLIO
 Class A Shares..........    $ 62        $ --        $ 98        $ --
 Class B Shares..........      75          24         107          75
 Class C Shares..........      34          24          75          75
-------------------------------------------------------------------------

                                  5 YEARS                10 YEARS*
                             WITH       WITHOUT      WITH       WITHOUT
                          REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------
EMERGING MARKETS DEBT
 PORTFOLIO
 Class A Shares..........    $136        $ --        $242        $ --
 Class B Shares..........     150         128         257         257
 Class C Shares..........     128         128         274         274

------

* Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight in the case of Class B shares.

The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Portfolios, actual performance will vary and may result in an actual return greater or less than 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolios and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the Portfolios."

------

(1)  The  sales  load  may  also  be  reduced  or   eliminated   under   certain
     circumstances. See "How to Buy Shares."

(2) In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be imposed on redemptions within the first year of purchase. See "How to Buy Shares-Class A Shares."

(3) With respect to Class B and C shares of the Bond Portfolio, Other Expenses include a shareholder servicing fee of 0.25%. With respect to Class A, B and C shares, BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the Bond Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.80%, 1.45% and 1.45% for Class A, B and C shares, respectively. Without such fee waiver and expense reimbursement, Advisory Fees would have been 0.45% for the Bond Portfolio. Other Expenses would have been 1.86% for A shares, 0.73% for B shares and 1.88% for C shares, and Total Portfolio Operating Expenses would have been 2.66% for A Shares, 1.93% for B Shares and 3.08% for C Shares.



(4) With respect to Class A, B and C shares of the High Yield Portfolio, Other Expenses include a shareholder servicing fee of 0.25%. BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the High Yield Portfolio other than brokerage commissions, extraordinary items, interest and taxes. Without such fee waiver and expense reimbursement, Advisory Fees would have been 0.60% for the High Yield Portfolio. Other Expenses would have been 1.97% for Class A shares, 1.98% for Class B shares and 1.97% for Class C shares. Total Portfolio Operating Expenses would have been 2.67% for Class A shares, 3.33% for Class B shares and 3.32% for Class C shares.

(5) With respect to Class A shares of the Bond and Debt Portfolios, 12b-1 fees include a shareholder servicing fee of 0.25% and a distribution fee of 0.10%. Bear Stearns will waive the distribution fee to the extent that the Portfolio would otherwise exceed the National Association of Securities Dealers, Inc. ("NASD") limitations on asset-based sales charges. Pursuant to NASD rules, the aggregate deferred sales loads and annual distribution fees may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Portfolio rather than on a per shareholder basis. Therefore, a long-term shareholder of the Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares. The maximum sales charge rule is applied separately to each class.



(6) The expense figures have been restated from actual expenses paid during the fiscal year ended March 31, 1998 to reflect current expense levels. BSAM has undertaken to waive its compensation and assume its expenses (except the brokerage fees, extraordinary items and taxes) provided in the Investment Management Agreement to maintain total operating expenses at 1.75%, and 2.40% and 2.40% per annum of the average daily net assets of the Class A shares, Class B shares and Class C shares, respectively. The waiver of compensation will automatically expire at such time as the Debt Portfolio has average net assets of $50 million or total operating expenses of the Debt Portfolio are less than 1.75% per annum of the average daily net assets, unless BSAM in its sole discretion determines to continue the waiver of compensation. Without such waiver, the investment management fees would be equal on an annual basis to 1.15%, of average net assets for Class A shares, Class B shares and Class C shares. Without such waiver by BSAM, total operating expenses are estimated to be equal to an annual basis to 2.76%, 4.65% and 3.45% of average net assets for Class A shares, Class B shares and Class C shares, respectively. See "Management of the Portfolio".



(7) With respect to the Class B and Class C shares of the Debt Portfolio, Other Expenses include a distribution fee of 0.10% and a shareholder servicing fee of 0.25% for personal service and maintenance of accounts. A service fee is reallocated to NASD member firms for continuous personal service by such members to investors in the Debt Portfolio, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Pursuant to the rules of the NASD, the aggregate initial sales charges, any deferred sales charges and asset based sales charges on shares of the Debt Portfolio may not exceed 6.25% of total gross sales, subject to certain exclusions.

                             Financial Highlights

The information in the table below covering each Portfolio's investment results for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in each Portfolio's Annual Report for the fiscal year ended March 31, 1998, which is incorporated by reference into each Portfolio's Statement of Additional Information, which is available upon request.

Contained below are per-share operating performance data, total investment return, ratios to average net assets and other supplemental data for Class A, B and C shares of each Portfolio for the periods indicated. This information has been derived from information provided in each Portfolio's financial statements.


Further information about performance is contained in the Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

----------------------------------------------------------------------------------------
                                                                         DISTRI-
                         NET                  NET                        BUTIONS  NET
                         ASSET                REALIZED AND    DIVIDENDS  FROM NET ASSET
                         VALUE,    NET        UNREALIZED      FROM NET   REALIZED VALUE,
                         BEGINNING INVESTMENT GAIN/(LOSS) ON  INVESTMENT CAPITAL  END OF
                         OF PERIOD INCOME*(4) INVESTMENTS*(5) INCOME     GAINS    PERIOD
----------------------------------------------------------------------------------------
EMERGING MARKETS DEBT
PORTFOLIO(1)
CLASS Y
 For the fiscal year
 ended March 31, 1998...  $11.14     $0.91        $ 1.17        $(0.92)   $(0.30) $12.00
 For the fiscal year
 ended March 31, 1997...    9.02      0.85          2.10         (0.83)      --    11.14
 For the fiscal year
 ended March 31, 1996...    6.90      0.91          2.13         (0.92)      --     9.02
 For the fiscal year
 ended March 31, 1995...    8.98      0.79         (1.85)        (0.77)    (0.25)   6.90
 For the period May 3,
 1993 through March 31,
 1994...................    9.55      0.66         (0.55)        (0.65)    (0.03)   8.98
CLASS B
 For the period January
 12, 1998 through March
 31, 1998...............   11.33      0.21          0.61         (0.20)      --    11.95
CLASS C
 For the fiscal year
 ended March 31, 1998...   11.14      0.97          1.04         (0.90)    (0.30)  11.95
 For the fiscal year
 ended March 31, 1997...    9.04      0.84          2.07         (0.81)      --    11.14
 For the period July 26,
 1995 through March 31,
 1996...................    7.81      0.59          1.32         (0.68)      --     9.04
TOTAL RETURN BOND
PORTFOLIO(2)
CLASS A
 For the fiscal year
 ended March 31, 1998...   12.03      0.76          0.36         (0.76)    (0.02)  12.37
 For the fiscal year
 ended March 31, 1997...   12.26      0.73         (0.20)        (0.73)    (0.03)  12.03
 For the period April 5,
 1995 through March 31,
 1996...................   12.00      0.71          0.30         (0.71)    (0.04)  12.26
CLASS B
 For the period February
 2, 1998 through March
 31, 1998...............   12.47      0.10         (0.10)        (0.10)      --    12.37
CLASS C
 For the fiscal year
 ended March 31, 1998...   12.03      0.70          0.36         (0.70)    (0.02)  12.37
 For the fiscal year
 ended March 31, 1997...   12.26      0.68         (0.20)        (0.68)    (0.03)  12.03
 For the period April 5,
 1995 through March 31,
 1996...................   12.00      0.67          0.30         (0.67)    (0.04)  12.26



HIGH YIELD TOTAL RETURN
PORTFOLIO(3)
CLASS A
 For the period January
 2, 1998 through
 March 31, 1998.........   12.00      0.26          0.73         (0.26)      --    12.73
CLASS B
 For the period January
 2, 1998 through March
 31, 1998...............   12.00      0.24          0.73         (0.24)      --    12.73
CLASS C
 For the period January
 2, 1998 through
 March 31, 1998.........   12.00      0.24          0.73         (0.24)      --    12.73

-----
 * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1) Commenced investment operations on May 3, 1993: Class B and C shares commenced its initial public offering on January 12, 1998 and July 26, 1995, respectively.
(2) Commenced investment operations on April 5, 1995: Class B and C shares commenced its initial public offering on February 2, 1998 and April 5, 1995, respectively.
(3)  Commenced investment operations on January 2, 1998.
(4)  Reflects waivers and related reimbursements.

------------------------------------------------------------------------------------------------
                                                            INCREASE/(DECREASE)
            NET                             RATIO OF NET    REFLECTED IN
            ASSETS,         RATIO OF        INVESTMENT      EXPENSE RATIOS AND NET
TOTAL       END OF          EXPENSES TO     INCOME          INVESTMENT INCOME
INVESTMENT  PERIOD          AVERAGE         TO AVERAGE      DUE TO WAIVERS AND     PORTFOLIO
RETURN(6)   (000'S OMITTED) NET ASSETS(4)   NET ASSETS(4)   RELATED REIMBURSEMENTS TURNOVER RATE
------------------------------------------------------------------------------------------------
 19.31%         $33,448         1.75%            7.70%               1.01%            128.91%
 33.48           33,185         2.00             7.95                0.80             223.41
 46.13           28,860         2.00            10.64                1.18             266.46
(13.07)          28,049         2.00             8.86                0.53              35.01
  0.36           45,691         2.00(8)          7.24(8)             0.33(8)          100.85
  7.29(7)           566         2.40(8)          7.13(7)(8)          2.25(7)(8)       128.91
 18.66            4,317         2.40             7.31                1.05             128.91
 32.97            2,583         2.40             7.59                0.64             223.41
 25.45(7)           202         2.40(7)(8)       8.72(7)(8)          3.42(7)(8)       266.46
  9.43            2,926         0.80             6.13                1.86             244.78
  4.40            3,367         0.80             5.99                1.73             262.95
  8.54            4,467         0.85(8)          5.76(8)             2.87(8)          107.35
 (0.04)(7)           18         1.45(8)          5.22(7)(8)          0.48(7)(8)       244.78
  8.92            1,403         1.28             5.60                1.80             244.78
  3.99            1,018         1.20             5.57                1.74             262.95
  8.13            1,775         1.25(8)          5.38(8)             2.95(8)          107.35
  8.30           18,301         1.00(8)          9.14(8)             1.67(8)          139.61
  8.13            6,013         1.65(8)          8.46(8)             1.68(8)          139.61
  8.13           11,298         1.65(8)          8.46(8)             1.67(8)          139.61

-----

(5) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For the Debt Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.

(6) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(7) Total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.

(8)  Annualized.

                         Alternative Purchase Methods

By this Prospectus, each Portfolio offers investors three methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in each Portfolio's investment portfolio.

CLASS A SHARES

Class A shares of each Portfolio are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares--Class A Shares." The Class A shares of the Debt Portfolio and the Bond Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of 0.35 of 1% of the value of the average daily net assets of Class A shares. Class A shares of High Yield Portfolio are subject to an annual distribution fee at the rate of 0.10 of 1% of the average daily net assets of Class A shares. The Class A shares of the High Yield Portfolio are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class A shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares.

CLASS B SHARES

Class B shares of each Portfolio are sold without an initial sales charge, but are subject to a Contingent Deferred Sales Charge ("CDSC") of up to 5% if the Class B shares are redeemed within six years of purchase. See "How to Redeem
Shares--Class B Shares." Class B shares of each Portfolio are subject to an annual distribution fee at the rate of 0.75 of 1% of the average daily net assets of Class B shares. Class B shares of each Portfolio are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. Class B shares of each Portfolio will convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. The distribution and shareholder servicing fees will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares.

CLASS C SHARES

Class C shares of each Portfolio are subject to a 1% CDSC which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares--Class C Shares." Class C shares of each Portfolio are subject to an annual distribution fee at the rate of 0.75 of 1% of the average daily net assets of Class C. Class C shares of each Portfolio also are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. The distribution and shareholder servicing fees will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's investment. Each investor should consider whether, during the anticipated life of the investor's investment in a Portfolio, the accumulated distribution and shareholder servicing fees and CDSC, if any, on Class B or C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the net return of Class A. See "How to Buy Shares--Choosing a Class of Shares."

                         Description of the Portfolios

GENERAL

Each of the Bear Stearns Funds and Bear Stearns Investment Trust is known as a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain purposes under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters the Funds' shareholders vote together as a group; as to others they vote separately by Portfolio. By this Prospectus, shares of the Debt Portfolio, the Bond Portfolio and the High Yield Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

NON-DIVERSIFIED STATUS

The Debt Portfolio is a non-diversified portfolio of Bear Stearns Investment Trust. The Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the
"Code"), which generally requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, the Portfolio's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                    Investment Objectives and Policies

The investment objectives and principal investment policies of each Portfolio are described below. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

TOTAL RETURN BOND PORTFOLIO ("BOND PORTFOLIO")

The  Bond  Portfolio's   investment  objective  is  to  maximize  total  return,
consistent with preservation of capital.

The Bond Portfolio invests at least 65% of the value of its total assets (except when maintaining a temporary defensive position) in bonds (which it defines as bonds, debentures and other fixed-income securities). The Portfolio is permitted to invest in a broad range of investment grade, U.S. dollar denominated fixed-income securities and securities with debt-like characteristics (e.g., bearing interest or having stated principal) of domestic and foreign issuers. These debt securities include bonds, debentures, notes, money market instruments (including foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and other short-term corporate debt obligations, and repurchase agreements), mortgage-related securities (including interest-only and principal-only stripped mortgage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations. The issuers may include domestic and foreign corporations, partnerships or trusts, and governments or their political subdivisions, agencies or instrumentalities. Under normal market conditions, the Portfolio seeks to provide performance results that equal or exceed the Salomon Brothers BIG Bond Index, which is a market-capitalization weighted index that includes U.S. Treasury, Government- sponsored, mortgage and investment grade fixed-rate corporate fixed-income securities with a maturity of one year or longer and a minimum of $50 million amount outstanding at the time of inclusion in the Salomon Brothers BIG Bond Index. As of March 31, 1998, the weighted average maturity of securities comprising the Salomon Brothers BIG Bond Index was approximately eight and 1/2 years and their average duration was approximately four and 1/2 years. Under normal market conditions, the Portfolio invests in a portfolio of securities with a dollar-weighted average maturity ranging from four to 13 years and a duration of not less than 65% of the Salomon Brothers BIG Bond Index and not more than 135% of the Salomon Brothers BIG Bond Index.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of five years would be expected to decline 5% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 5% if interest rates fell 1%. The market price of a bond with a duration of 10 years would be expected to increase or decline twice as much as the market price of a bond with a five year duration. Duration measures a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Portfolio, BSAM will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments, coupon flows and other factors which may affect the maturity of the security. This method of computing duration is known as effective duration.

BSAM anticipates actively managing the Portfolio's assets in response to changes in the business cycle. BSAM seeks to identify and respond to phases in the business cycle--simplistically, the expansion, topping out, recession and trough phases--and to invest the Portfolio's assets by shifting among market sectors, maturities and relative credit quality in a way which it believes will achieve the Portfolio's objective in a relatively conservative manner taking into account the volatility and risk associated with investing in a portfolio of relatively longer-term fixed-income securities. While the Portfolio seeks, as part of its investment objective, to preserve capital, investors should recognize that the net asset value per share of the Portfolio should be expected to be more volatile than the net asset value per share of a fund that invested in portfolio securities with a shorter duration.

At least 70% of the value of the Portfolio's net assets must consist of securities which, in the case of bonds and other debt instruments, are rated no lower than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by BSAM. Up to 30% of the value of the Bond Portfolio's net assets may consist of securities which, in the case of bonds and other debt instruments, are rated no lower than Baa by Moody's or BBB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by BSAM. The Bond Portfolio may invest in short-term fixed-income obligations which are rated in the two highest rating categories by Moody's, S&P, Fitch or Duff. See "Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.

HIGH YIELD TOTAL RETURN PORTFOLIO ("HIGH YIELD PORTFOLIO")

The High Yield Portfolio's investment objective is total return through high current income and capital appreciation.

The High Yield Portfolio will invest, under normal circumstances, at least 80% of its total assets in high yield fixed-income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks. The balance of the Portfolio's assets may be invested in any other securities which BSAM believes are consistent with the Portfolio's objective, including higher-rated fixed-income securities, common stocks and other equity securities. The Portfolio is designed for investors seeking to diversify an all-equity portfolio with securities that offer greater income with capital appreciation potential. The Portfolio is not a market-timing vehicle.


Securities offering the high current yield and capital appreciation potential characteristics that the Portfolio seeks are generally found in rapidly growing companies requiring debt to fund plant expansion plans or pay for acquisitions and large, well-known companies with a high degree of leverage. These securities are also generally rated in the medium to lower categories by recognized rating services. The Portfolio expects to seek high current income by investing at least 80% of its total assets in "high yield fixed-income securities," which for this purpose constitute fixed income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO), or unrated securities determined by the Adviser to be of comparable quality. Corporate bonds rated Ba or lower by Moody's and BB or lower by Standard & Poor's are considered speculative. The Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below Caa by Moody's or CCC by Standard & Poor's, including bonds in the lowest ratings categories (C for Moody's and D for Standard and Poor's) and unrated bonds of comparable quality. Such securities are highly speculative and may be in default of principal and/or interest payments. A description of corporate bond ratings is contained in the Appendix to this Prospectus.

In selecting a security for investment by the Portfolio, BSAM will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by BSAM. BSAM will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Portfolio. BSAM will be free to invest in high yield, high risk debt securities of any maturity and duration, and the interest rates on such securities may be fixed or floating.

Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Risk Factors."

In addition to providing the potential for high current income, high yield securities may provide the potential for capital appreciation. The Portfolio will seek capital appreciation by investing in securities which may be expected by BSAM to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit rating, or a combination of both.

As stated above, normally at least 80% of the Portfolio's total assets will be invested in high yield fixed-income securities, including medium- to lower-rated high yield fixed-income securities and unrated securities of comparable quality. The balance of the Portfolio's assets may be invested in any other securities believed by BSAM to be consistent with the Portfolio's investment objective, including higher-rated fixed-income securities, common stocks and other equity securities. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower-rated or comparable unrated securities and those derived from higher rated issues, the Portfolio may invest in higher-rated fixed-income securities that provide similar yields but have less risk. Generally, the Portfolio's average weighted maturity will range from three to twelve years.

EMERGING MARKETS DEBT PORTFOLIO ("DEBT PORTFOLIO")

The Debt Portfolio's investment objective is to provide investors with high current income by investing primarily in Debt Obligations of issuers located in "Emerging Countries". The Portfolio's secondary objective is to provide investors with capital appreciation.

The Debt Portfolio considers "Debt Obligations" to include fixed or floating rate bonds, notes, debentures, commercial paper, loans, Brady bonds, convertible securities, and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks. The Portfolio considers "Emerging Countries" to include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. The countries that will not be considered Emerging Countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States. The Portfolio primarily invests in a combination of (a) high-yield dollar-denominated instruments and (b) local currency instruments in Emerging Countries where the relationship between interest rates and anticipated foreign exchange movements relative to the U.S. dollar is expected to result in a high dollar rate of return. Although the Portfolio's primary investment objective is current income, the Portfolio also intends to take advantage of opportunities to realize capital appreciation from its investments when such opportunities arise. Investing in local currency and dollar-denominated medium and long term debt in Emerging Countries offers the potential for capital appreciation due to interest rate and currency exchange fluctuations and improving credit quality. No assurance can be given that the Debt Portfolio's investment objective will be achieved.

The Portfolio may invest at least 80% of its total assets in Debt Obligations of issuers in Emerging Countries. The Portfolio intends to focus its investments in countries in Asia, Eastern Europe, Latin America and Africa. The Portfolio may invest up to 20% of its total assets in Debt Obligations of issuers that are not considered to be issuers in Emerging Countries.

The Portfolio may invest at least 30% of its total assets in Debt Obligations of issuers in Latin America. The Portfolio considers "Latin America" to include the following countries: Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela.

At least 70% of the Portfolio's total assets is invested in U.S. dollar denominated instruments. Up to 30% of the Portfolio's assets may be invested in Debt Obligations denominated in local currencies provided that no more than 20% of the Portfolio's assets are expected to be invested in Debt Obligations denominated in the currency of any one country. To the extent the Portfolio invests in non-dollar denominated securities, the Portfolio will be subject to risks relating to fluctuations in currency exchange rates and the possible imposition of exchange control regulations (e.g., currency blockage) or other foreign or U.S. laws or restrictions applicable to such investments. See "Risk Factors."

Under normal circumstances, the Portfolio invests at least 70% of its total assets in Debt Obligations of issuers in at least three Emerging Countries. The Debt Portfolio may not invest more than 40% of its assets in Debt Obligations of issuers located in any one country. Investing the Portfolio's assets in securities of issuers located in Emerging Countries will subject the Portfolio to the risks of adverse social, political or economic events which may occur in such foreign countries. See "Risk Factors." When BSAM believes unusual circumstances warrant a defensive posture, the Portfolio temporarily may invest up to all of its assets in cash (U.S. dollars) or U.S. Government securities.


The Portfolio considers an issuer to be located in an Emerging Country if (i) the issuer derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries, or (ii) the issuer is organized under the laws of, and with a principal office in, an Emerging Country.

BSAM may invest in Debt Obligations that it determines to be suitable investments for the Portfolio notwithstanding any credit ratings that may be assigned to such securities. At any one time substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. The Portfolio will purchase non-performing securities and some of these securities may be comparable to securities rated as low as D by Standard & Poor's or C by Moody's Investors Service, Inc. ("Moody's") (the lowest credit ratings of such agencies). A substantial portion of the Portfolio's holdings of Debt Obligations are expected to trade at substantial discounts from face value. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. The ratings do not necessarily reflect the current or future composition of the Portfolio. A description of the ratings of the various securities in which the Portfolio may invest appears in Appendix A to this Prospectus.

Debt Obligations in which the Portfolio may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed interest rates. The average maturity of the Portfolio's investments will vary based upon BSAM's assessment of economic and market conditions. Because the Portfolio intends to hold fixed-rate instruments, some of which may have long maturities, the value of the securities held by the Portfolio, and thus the net asset value of its shares generally will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost.

Debt markets in Emerging Countries presently consist of a wide variety of instruments issued by developing countries, related institutions and companies. The Portfolio intends to invest in two broad classes of securities: dollar denominated instruments traded in secondary markets outside of the Emerging Countries which have issued the securities, and non-dollar denominated securities (as defined herein) which are traded in the country of issue and/or in secondary markets.

A substantial portion of the dollar denominated Debt Obligations in which the Debt Portfolio intends to invest had its origin in syndicated bank loans made during the 1970s and early 1980s. As a consequence of the substantial volatility in commodity prices, and the dramatic increase in interest rates in the early 1980s, many Emerging Countries defaulted on these loans. Much of the debt owed by governments to commercial banks was subsequently restructured, involving the exchange of outstanding bank indebtedness for Brady bonds (as described below). Brady bonds, remaining outstanding bank loans and a relatively small but growing number of newly issued government, agency and corporate bond issues make up the large and growing debt market in Emerging Countries. The investment vehicles which BSAM is expected to acquire or utilize on behalf of the Debt Portfolio are described below.

The Debt Portfolio is designed to be actively managed. The Portfolio will attempt to maximize returns by adjusting the portfolio in response to numerous factors affecting Debt Obligations, including political and economic developments, changing credit quality, interest rates, currency exchange rates, and other factors. Because the Portfolio can purchase floating rate securities and securities with short to intermediate term maturities, BSAM can adjust the Portfolio's holdings in an effort to maximize returns in almost any interest rate environment. In addition, the Portfolio's ability to invest in securities with any maturities of up to thirty years allows BSAM to adjust the Portfolio's investments as interest rates change to take advantage of the most attractive segments of the yield curve.


                             Investment Techniques

Each Portfolio may engage in various investment techniques as described below.

FIXED-INCOME SECURITIES (ALL PORTFOLIOS)

Each Portfolio invests primarily in fixed-income securities. Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by a Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject a Portfolio to additional risk. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.


FOREIGN SECURITIES (ALL PORTFOLIOS)

Each Portfolio may invest in securities of foreign issuers. When a Portfolio invests in foreign securities, they may be denominated in foreign currencies. Thus, a Portfolio's net asset value will be affected by changes in exchange rates. (See "Risk Factors".) Under normal conditions, the High Yield Portfolio will not invest more than 25% of its total assets in foreign securities.


CONVERTIBLE SECURITIES (ALL PORTFOLIOS)

Each Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Convertible debt securities have characteristics of both fixed income and equity instruments.

No Portfolio has the current intention of converting any convertible securities it may own into equity securities or holding them as an equity investment upon conversion, although it may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Under normal conditions, the High Yield Portfolio and the Debt Portfolio will not invest more than 10% of their total assets, respectively, in convertible securities.

ZERO  COUPON  SECURITIES,   PAY-IN-KIND  BONDS  AND  DISCOUNT  OBLIGATIONS  (ALL
PORTFOLIOS)

Each Portfolio may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Each Portfolio also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Portfolios will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay- in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Portfolios are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Portfolios will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Portfolios may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. Under normal conditions, the High Yield Portfolio will not invest more than 25% of its total assets in zero coupon securities, pay-in-kind bonds or discount obligations.



NON-DOLLAR DENOMINATED SECURITIES (HIGH YIELD AND DEBT PORTFOLIOS)

The High Yield and Debt Portfolios may invest in non-dollar denominated securities. Investments in non-dollar denominated securities will include fixed and/or floating rate instruments, including discount notes, commercial paper, debentures and other debt securities issued by public or private sector entities. Such investments may also include debt securities which are payable in local currency in amounts calculated with reference to the U.S. dollar. A Portfolio will invest in short term or floating rate non-dollar denominated securities when BSAM believes that the relationship between local interest rates, inflation and currency exchange rates will result in a high dollar return.


The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. In addition, the performance of non-dollar denominated securities will depend on, among other things, the strength of the foreign currency against the U.S. dollar. Appreciation in the value of the foreign currency generally can be expected to increase, and declines in the value of foreign currencies relative to the U.S. dollar will depress, the value of a Portfolio's non-dollar denominated securities. Currently, because of high inflation and other factors, the currencies of the countries in which the Debt Portfolio intends to invest are generally expected to depreciate against the U.S. dollar. However, to the extent that local interest rates in such countries exceed the rate of currency devaluation, the potential for attractive returns in dollars exists. BSAM evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data, but will not generally be involved in active currency forecasting. The Portfolios may or may not hedge or cross hedge its foreign currency exposure. The High Yield Portfolio may invest up to 25% of its total assets in non-dollar denominated securities. The Debt Portfolio may invest up to 30% of its total assets in non-dollar denominated securities provided that no more than 20% of its assets are expected to be invested in Debt Obligations denominated in the currency of any one country.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL PORTFOLIOS)

Each Portfolio may purchase securities on a when-issued basis. When-issued transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Each Portfolio may also purchase securities on a forward commitment basis. In a forward commitment transaction, the Portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Although a Portfolio would generally purchase securities on a when-issued forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if BSAM deems it appropriate to do so.

The issuance of some of the securities in which the Debt Portfolio may invest depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). As a result, the period from the trade date to the issuance date may be considerably longer than a typical when- issued trade. Each when-issued transaction specifies a date upon which the commitment to enter into the relevant transaction will terminate if the securities have not been issued on or before such date. In some cases, however, the securities may be issued prior to such termination date, but may not be deliverable until a period of time thereafter. If the anticipated event does not occur and the securities are not issued, the Debt Portfolio would be entitled to receive any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment.


The High Yield Portfolio may not invest more than 33 1/3% of its total assets in when-issued securities and forward commitments. There is no overall limit on the percentage of the Debt Portfolio's assets which may be committed to the purchase of securities on a when-issued basis; however, the Debt Portfolio may only invest a maximum of 15% of its assets in when, as and if issued securities. An increase in the percentage of the Debt Portfolio's assets committed to such purchase of securities on a when-issued basis may increase the volatility of its net asset value.

Each Portfolio will hold and maintain in a segregated account until the settlement date liquid assets in an amount sufficient to meet the purchase price to the extent required by the 1940 Act. The purchase of securities on a when-issued forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

BORROWING AND LEVERAGE (ALL PORTFOLIOS)

The Debt Portfolio may, solely for temporary or emergency purposes, borrow in an amount up to 15% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Bond Portfolio and the High Yield Portfolio may borrow money to the extent permitted under the 1940 Act. However, the Bond Portfolio currently intends to borrow money only in temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets. A Portfolio may not purchase securities when borrowings exceed 5% of its total assets. If market fluctuations in the value of the Debt Portfolio's portfolio holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days of any such event the Debt Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Borrowings may be utilized to meet share redemptions of the Debt Portfolio or to pay dividends and distributions to Shareholders of the Portfolio, in instances where the Debt Portfolio does not desire to liquidate its portfolio holdings. The Debt Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Borrowings create leverage, a speculative factor. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that a Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used, and therefore the amount available for distribution to Shareholders as dividends will be reduced.

RESTRICTED AND ILLIQUID SECURITIES (ALL PORTFOLIOS)

Each Portfolio may purchase securities that are not registered or are offered in an exempt non-public offering ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Each Portfolio will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities that are not eligible for sale under Rule 144A. Restricted securities eligible for sale under Rule 144A are also subject to this 15% limitation, unless the Board of Trustees (or BSAM pursuant to a delegated authority) determines, based upon a continuing review of the trading markets for the specific restricted securities sold under Rule 144A, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to BSAM the function of determining and monitoring the liquidity of Rule 144A securities, although the Board of Trustees retains ultimate responsibility for any determination regarding whether a liquid market exists for Rule 144A securities. The liquidity of Rule 144A securities will be monitored by BSAM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the respective Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not exceed its applicable percentage limitation for investments in illiquid securities. In reaching liquidity decisions, BSAM may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Investing in Rule 144A securities could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.


HEDGING AND RETURN ENHANCEMENT STRATEGIES (ALL PORTFOLIOS)

The Portfolios may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include futures contracts and related options (including interest rate futures contracts and options thereon), options on securities, financial indices and currencies, and forward currency exchange contracts. The Portfolios' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Portfolio Securities" in the Statement of Additional Information for The Bear Stearns Funds and "Investment Practices" in the Statement of Additional Information for the Bear Stearns Investment Trust. New financial products and risk management techniques continue to be developed and the Portfolios may use these new investments and techniques to the extent consistent with their investment objective and policies.

No Portfolio will purchase or sell futures contracts or related options, or options on stock indices, if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options exceeds 5% of the Portfolio's total assets. This restriction does not apply to the purchase and sale of futures contracts and related options made for "bona fide hedging purposes."

OPTIONS ON SECURITIES, INDICES AND FOREIGN CURRENCIES (ALL PORTFOLIOS)

In certain circumstances, each Portfolio may engage in options transactions, such as purchasing put or call options or writing (selling) covered put and call options on securities, indices and foreign currencies. Each Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. Each Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options (which are call options with respect to which a Portfolio owns the underlying security or securities) is to realize, through the receipt of premiums, a greater return than would be realized on each Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. A Portfolio may not invest more than 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Portfolio may not write covered call or put option contracts in an amount exceeding 20% of its net assets at the time such option contracts are written. (See "Risk Factors" and the Statements of Additional Information for additional risk factors).

FUTURES AND OPTIONS ON FUTURES (ALL PORTFOLIOS)

Each Portfolio may buy and sell futures contracts and related options on securities indices and related interest rates for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities and instruments may decline or to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments. It may do so in an attempt to enhance its income or return by purchasing and selling call and put options on futures contracts on financial indices or securities. It also may use interest rate futures to try to manage its exposure to changing interest rates. Investments in futures and options on futures involve certain risks. (See "Risk Factors" and the Statement of Additional Information.)

LENDING OF PORTFOLIO SECURITIES (ALL PORTFOLIOS)

Each Portfolio may, in seeking to increase its income, lend securities in its portfolio to securities firms and financial institutions deemed creditworthy by BSAM. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short term Government securities, bank letters of credit or such other collateral as may be permitted under a Portfolio's investment program and by regulatory agencies and approved by the Board of Trustees. While the securities loan is outstanding, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Portfolio has a right to call each loan and obtain the securities on five business days' notice. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The creditworthiness of firms to which a Portfolio lends its portfolio securities will be monitored on an ongoing basis by BSAM pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees. The Bond Portfolio and the Debt Portfolio may each lend up to 33 1/3% of its total assets. The High Yield Portfolio may lend up to 30% of its total assets. The Bond and High Yield Portfolios have appointed Custodial Trust Company (CTC), an affiliate of BSAM, as securities lending agent. CTC receives a fee for these services.

REPURCHASE AGREEMENTS (ALL PORTFOLIOS)

Each Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending by the Portfolio, and which typically involves the acquisition by the Portfolio of debt securities from a selling financial institution, such as a bank, savings and loan association or broker-dealer. In a repurchase agreement, the Portfolio purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Portfolio might suffer a loss to the extent the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven days are considered by the Portfolios to be illiquid.

SHORT SALES (ALL PORTFOLIOS)

Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, a Portfolio will borrow the security to make delivery to the buyer. A Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, a Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until a Portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position through a short sale

"against-the-box," which is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. There are certain tax implications associated with this strategy. See "Dividends, Distributions and Taxes."


A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. Under normal conditions, a Portfolio will not engage in short sales to the extent that the Portfolio would be required to segregate with its Custodian, or deposit as collateral to replace borrowed securities, more than 25% of its net assets. The Debt Portfolio may not make short sales of securities, except short sales against the box.


BRADY BONDS (DEBT PORTFOLIO)

"Brady bonds" are debt securities issued in an exchange of outstanding commercial bank loans to public and private entities in Emerging Countries in connection with sovereign debt restructurings, under a plan, introduced by former U.S. Secretary of the Treasury Nicholas F. Brady, known as the Brady Plan. Agreements implemented under the Brady Plan are designed to reduce the debt service burden of heavily indebted nations, in exchange for various forms of credit enhancement coupled with economic policy reforms designed to improve the debtor country's ability to service its external obligations. The Brady Plan only sets forth the guiding principles for debt reduction and economic reform, emphasizing that solutions must be negotiated on a case by case basis between debtor nations and their creditors. As a result, the financial packages offered by each country differ.

Debt reduction is generally carried out through the exchange of outstanding commercial bank debt for various types of bonds, which may include (i) bonds issued at 100% of face value of such debt, (ii) bonds issued at a discount to face value of such debt, (iii) bonds offering fixed or floating rates of interest, (iv) bonds bearing a below market rate of interest which increases over time, and (v) bonds issued in exchange for the advancement of new money by existing lenders. Credit enhancement may take the form of collateralizing the principal with U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such bonds. Collateral purchases are financed by the International Monetary Fund ("IMF"), the World Bank and the debtor nation's reserves. In addition, the first two or three interest payments on certain types of Brady bonds may be collateralized by cash or securities agreed upon by creditors.

As a pre-condition to issuing Brady bonds, debtor nations are generally required to agree to the implementation of certain domestic monetary and fiscal reform measures with the World Bank or the IMF. Such measures have included the liberalization of trade and foreign investments, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to improve the debtor's ability to service its external obligations and promote its growth and development.

Brady bonds have been issued by a number of Emerging Countries, primarily in Latin America. Several other Emerging Countries are currently negotiating or have reached agreement with their creditors in sovereign debt restructuring that will result in the issuance of Brady bonds. For purposes of applicable tax and 1940 Act rules and regulations, Brady bonds are not considered U.S. Government securities.

The Debt Portfolio may invest in either collateralized or uncollateralized Brady bonds. Brady bonds are issued in various currencies (primarily U.S. dollars) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Emerging Country issuers. Because of the large size of most Brady bond issues, Brady bonds are generally highly liquid instruments. Brady bonds may be collateralized or uncollateralized, may carry floating or fixed rates of interest, and may have maturities of up to 30 years. The most common are 30-year collateralized fixed-rate "par bonds" and floating-rate "discount bonds," which are collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds, and carry at least one year's rolling interest-rate guarantee in the form of cash or marketable securities.

Investors should recognize that Brady bonds have been issued only recently, and accordingly they do not have a long payment history. There can be no assurance that the Brady bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. For a discussion of the risks involved in investing in Brady bonds, see "Risk Factors--Sovereign Debt."

INDEXED SECURITIES (DEBT PORTFOLIO)

The Debt Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically, provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instruments to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INVESTMENT IN OTHER FUNDS (BOND AND DEBT PORTFOLIOS)

In accordance with the 1940 Act, the Bond and Debt Portfolios may each invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and each Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of each Portfolio's total assets may be invested in the securities of any one investment company. The Debt Portfolio may invest in both investment companies that are registered under the 1940 Act as well as those that are not required to be so registered. Investment in other investment companies or vehicles may be the sole or most practical means by which the Debt Portfolio can participate in certain securities markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the 1940 Act and market availability. There can be no assurance that vehicles or funds for investing in certain Emerging Countries will be available for investment, particularly in the early stages of the Portfolio's operations. In addition, special tax considerations may apply. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of BSAM, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As an investor in an investment company, each Portfolio would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses; however, BSAM has agreed to waive its fees to the extent necessary to comply with state securities laws. In addition, BSAM has agreed to waive its fees to the extent necessary to retain its current expense cap.

LOANS (HIGH YIELD AND DEBT PORTFOLIOS)

The High Yield and the Debt Portfolios may each invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of a Portfolio's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Portfolio having a contractual relationship only with the Lender, not with the borrower government. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set- off between the Lender and the borrower. A Portfolio will acquire Participations only if the Lender positioned between the Portfolio and the borrower is determined by BSAM to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by BSAM when purchasing marketable securities. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against a borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Portfolio may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to those securities for purposes of valuing the Portfolio and calculating its net asset value. Under normal conditions, the High Yield Portfolio will not invest more than 15% of its total assets in Loans and the Debt Portfolio will not invest more than 20% of its total assets in Loans.



MORTGAGE-RELATED SECURITIES (HIGH YIELD AND BOND PORTFOLIOS)

The High Yield and Bond Portfolios may each invest in mortgage-related securities, consistent with their investment objectives, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, BSAM determines that the securities meet the Portfolios investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Under normal conditions, the High Yield Portfolio will not invest more than 20% of its total assets in mortgage-related securities.

EQUITY SECURITIES (HIGH YIELD PORTFOLIO)

In seeking to meet its objective, the High Yield Portfolio may invest in "equity" securities, including distressed securities, as described below. These securities include foreign and domestic common stocks or preferred stocks, rights and warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock. To the extent the Portfolio invests in equity securities, there may be a diminution in the Portfolio's overall yield. See "Distressed Securities" below. Under normal conditions, the High Yield Portfolio will not invest more than 20% of its total assets in equity securities.

DISTRESSED SECURITIES (HIGH YIELD PORTFOLIO)

The High Yield Portfolio may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity securities of companies, that in the view of the Adviser are currently undervalued, out of favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively, "distressed securities"). Investment in distressed securities involves certain risks. See "Risk Factors." Under normal conditions, the Portfolio will not invest more than 20% of its total assets in distressed securities.

ASSET-BACKED SECURITIES (BOND AND HIGH YIELD PORTFOLIOS)

The Bond and High Yield Portfolios may invest in asset-backed securities, which are a form of derivative securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The High Yield Portfolio currently intends to invest no more than 5% of its assets in asset-backed securities.


MUNICIPAL OBLIGATIONS (BOND AND HIGH YIELD PORTFOLIOS)

Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivision, agencies and instrumentalities, multistate agencies or authorities. While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable, in and some cases, greater than the yields available on other permissible investments. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Dividends received by shareholders which are attributable to interest income received by a Portfolio from municipal obligations generally will be subject to federal income tax. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. The Bond Portfolio currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval. The High Yield Portfolio currently intends to invest no more than 5% of its assets in municipal obligations.


TEMPORARY STRATEGIES (ALL PORTFOLIOS)

Each Portfolio retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with a Portfolio's investment objectives, BSAM may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality fixed-income securities or money market instruments of U.S. or foreign issuers, and most or all of the Portfolio's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of a Portfolio shares or to meet ordinary daily cash needs, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments (See Appendix B).

SIMULTANEOUS INVESTMENTS (ALL PORTFOLIOS)

Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by BSAM. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.


MISCELLANEOUS TECHNIQUES (HIGH YIELD AND DEBT PORTFOLIOS)

In addition to the techniques and investments described above, the High Yield Portfolio may invest in trade claims, depository receipts and depository shares, and may engage in forward foreign currency exchange contracts, currency swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars and reverse repurchase agreements. The Debt Portfolio may engage in forward foreign currency exchange contracts, interest rate swaps, proxy hedging, cross hedging, settlement hedging, transaction hedging, position hedging and other strategies.



PORTFOLIO TURNOVER

The Portfolios will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because high yield markets can be especially volatile, securities of emerging market countries may at times be held only briefly. Under normal conditions, the portfolio turnover rates for the Bond Portfolio, High Yield Portfolio and Debt Portfolio generally will not exceed 250%, 150% and 150%, respectively, in any one year. However, the portfolio turnover rates may exceed this rate when BSAM believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

CERTAIN FUNDAMENTAL POLICIES

Each Portfolio may: (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. Each of the Bond Portfolio and the High Yield Portfolio may also (iii) invest up to 5% of the value of its total assets in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises may be purchased, without regard to any such limitation. This paragraph describes certain fundamental policies that cannot be changed as to a Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares.

See "Investment Objectives and Management Policies--Investment Restrictions" in the relevant Portfolio's Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

Each Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. In addition, the Debt Portfolio may purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of the Debt Portfolio's investments in all such companies to exceed 10%, of the value of its total assets. See "Investment Objectives and Management Policies-- Investment Restrictions" in The Bear Stearns Funds' Statement of Additional Information and "Investment Objective and Policies" in the Bear Stearns Investment Trust's Statement of Additional Information.


                                 Risk Factors

No investment is free from risk. Investing in a Portfolio will subject investors to certain risks which should be considered. The following risks apply to each Portfolio to the extent that it engages in the investment practices set forth below.

NET ASSET VALUE FLUCTUATIONS

No Portfolio's net asset value per share is fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.

FIXED-INCOME SECURITIES

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities that may be purchased by the Portfolios, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject a Portfolio to additional risk. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Funds' Board of Trustees. In accordance with such guidelines, BSAM will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

FOREIGN SECURITIES

Foreign securities involve certain risks, which should be considered carefully by an investor in the Portfolios. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company or government than about a domestic company or the U.S. Government. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgement against the issuers of such securities.

Investing in the securities markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

Additional costs could be incurred in connection with a Portfolio's international investment activities. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversion between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's securities denominated in that currency. Such changes also will affect the Portfolio's income and distributions to shareholders. In addition, although the Portfolio will receive income in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Portfolio is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

Each Portfolio may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio.

RISK OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Portfolios, and thus the investors, may lose money through any unsuccessful use of these strategies. If BSAM's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include
(1) dependence on BSAM's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to pursue these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Dividends, Distributions and Taxes" in The Bear Stearns Funds' Statement of Additional Information and "Taxation" in the Bear Stearns Investment Trust's Statement of Additional Information.

The Portfolios will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Portfolios will generally purchase OTC options only if BSAM believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge its portfolio. There is also the risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.

HIGH YIELD SECURITIES

GENERAL. The High Yield and Debt Portfolios may invest all or substantially all of their assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which a Portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Portfolio with a commensurate effect on the value of its respective shares. Therefore, an investment in a Portfolio should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Portfolio's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Funds' Board of Trustees to value the Portfolio's securities and the Funds' Trustees may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect a Portfolio's ability to sell securities at their fair value. In addition, each Portfolio may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Portfolio may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may increase.

The ratings of fixed-income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their Debt Obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Portfolios may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose a Portfolio to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

As a result, a governmental obligor may default on its obligations. If such a default occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign Debt Obligations in the event of default under their commercial bank loan agreements.


DISTRESSED SECURITIES
Distressed securities involve a high degree of credit and market risk and may be subject to greater price volatility than other securities in which the Portfolio invests.

Although a Portfolio will invest in select companies which in the view of BSAM have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Portfolio may incur substantial or total losses on its investments. During an economic downturn or recession, securities of financially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of such portfolio investments may not be widely traded and that the Portfolio's position in such securities may be substantially relative to the market for such securities. As a result, the Portfolio may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

Distressed securities which a Portfolio may purchase may also include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. To the extent the Portfolio invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Portfolio to litigation risks or prevent the Portfolio from disposing of securities. In a bankruptcy or other proceeding, the Portfolio as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of the creditors. See "Investment Objective and Management Policies--Portfolio Securities--Bankruptcy and Other Proceedings--Litigation Risks" in The Bear Stearns Funds' Statement of Additional Information and "Risk Factors and Special Considerations--Investing in Securities Markets of Emerging Countries" in the Bear Stearns Investment Trust's Statement of Additional Information.

Of the Debt Portfolio's total net assets as of March 31, 1998, 94.85% consisted of portfolio investments and 5.15% consisted of other assets in excess of liabilities. The percentage of the Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1998 are as follows:

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BBB                         Baa                                               3.05%
         BB                          B                                                16.31%
         BB                          Ba                                               60.28%
         B                           B                                                15.38%
         NR                          NR                                                4.98%

Based on the weighted average ratings of all investments held during the Debt Portfolio's most recent fiscal period (the fiscal year ended March 31, 1998), the percentage of the Debt Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the Debt Portfolio's assets during the most recent period and is not necessarily representative of the Debt Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.

--------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE
                                                                                       OF TOTAL
         S&P                           MOODY'S                                         INVESTMENTS
         RATINGS                       RATINGS                                         RATED*
--------------------------------------------------------------------------------------------------
         BBB                           Baa                                              3.27%
         BB                            B                                               29.50%
         BB                            Ba                                              45.38%
         B                             B                                               16.66%
         NR                            NR                                               5.19%

Of the High Yield Portfolio's total net assets as of March 31, 1998, 110.88% consisted of portfolio investments and -10.88% consisted of liabilities in excess of other assets. The percentage of the High Yield Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1998 are as follows:

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BB                          B                                                 1.33%
         BB                          Ba                                                0.64%
         B                           Ba                                                0.64%
         B                           B                                                67.55%
         B                           Caa                                              11.25%
         CCC                         B                                                 3.63%
         CCC                         Caa                                               2.55%
         NR                          NR                                               12.41%

Based on the weighted average ratings of all investments held during the High Yield Portfolio's most recent fiscal period (the fiscal year ended March 31, 1998), the percentage of the High Yield Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the High Yield Portfolio's assets during the most recent period and is not necessarily representative of the High Yield Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.


-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BB                          B                                                 0.68%
         BB                          Ba                                                0.97%
         B                           Ba                                                1.31%
         B                           B                                                63.27%
         B                           Caa                                              12.45%
         CCC                         B                                                 3.67%
         CCC                         Caa                                               4.31%
         NR                          NR                                               13.34%

------

* Equivalent Unrated-These categories represent the comparable quality of unrated securities as determined by the Adviser. For foreign government obligations not individually rated by an internationally recognized statistical rating organization, the Debt Portfolio assigns a rating based on the rating of the sovereign credit of the issuing government.

Debt Obligations in which the Portfolios may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed rates. Changes in interest rates generally will cause the value of debt securities held by the Portfolio to vary inversely to changes in prevailing interest rates. A Portfolio's investments in fixed-rate debt securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in short-term obligations. Brady bonds and other Debt Obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to a discount.

DISCOUNT OBLIGATIONS

The Portfolios expect to invest in both short-term and long-term Debt Obligations purchased at a discount, for example, zero coupon securities. The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities. See "Taxation" in the Statement of Additional Information for a discussion of original issue discount and market discount. In order to distribute income realized by a Portfolio and thereby maintain its qualification as a "regulated investment company" under the Code, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, use its cash assets or borrow funds on a temporary basis necessary to declare and pay a distribution to shareholders. Under adverse market conditions, this may result in shareholders receiving a portion of their original purchase price as a taxable dividend and could further negatively impact net asset value.

POLITICAL AND ECONOMIC FACTORS

Investing in Debt Obligations of Emerging Countries involves risks relating to political and economic developments abroad. The value of a Portfolio's investments will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolio has invested. In many cases, governments of Emerging Countries continue to exercise a significant degree of control over the economy, and government actions concerning the economy may adversely effect issuers within that country. Government actions relative to the economy, as well as economic developments generally, may also affect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of Emerging Country issuers to make payments on their Debt Obligations regardless of their financial condition. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries.

While BSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings. The Portfolio will treat investments of the Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

FOREIGN EXCHANGE RISK

Many of the currencies of Emerging Countries have experienced significant devaluations relative to the dollar, and major adjustments have been made in certain of them at times. To the extent a Portfolio had invested in non-dollar denominated securities, a decline in the value of such currency would reduce the value of certain portfolio securities and the net asset value of the Portfolio. The Debt Portfolio may invest up to 30% of its assets in Debt Obligations denominated in local currencies. In addition, if the exchange rate for the currency in which the Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated in currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

SOVEREIGN DEBT

Investing in Debt Obligations of governmental issuers in Emerging Countries involves economic and political risks. While BSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings. The governmental entity that controls the servicing of obligations of those issuers may not be willing or able to repay the principal and/or interest when due in accordance with the terms of the obligations. A governmental entity's willingness or ability to repay principal and interest when due in a timely manner may be affected by, among other factors, its cash flow situation, the market value of the debt, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the IMF and the political constraints to which the governmental entity may be subject. As a result, governmental entities may default on their obligations. Holders of certain Emerging Country Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to their issuers. The interests of holders of Emerging Country Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.

Sovereign obligors in developing and Emerging Countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the sovereign debt securities in which the Portfolio expects to invest have in the past experienced substantial difficulties in servicing their external Debt Obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings.

Sovereign debt issued by issuers in many Emerging Countries generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt may be comparable to securities rated D by S&P or C by Moody's.

INVESTING IN SECURITIES MARKETS OF EMERGING COUNTRIES

Most securities markets in Emerging Countries may have substantially less volume and are subject to less government supervision than U.S. securities markets, and securities of many issuers in Emerging Countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is generally less government regulation of securities exchanges, securities dealers, and listed and unlisted companies in Emerging Countries than in the United States.

Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain Emerging Country Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Emerging Country Debt Obligations and increase the costs and expenses of a Portfolio. Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.


Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Throughout the last decade many Emerging Countries have experienced and continue to experience high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse affect on a Portfolio's non-dollar denominated securities and on the issuers of debt obligations generally.

In addition, with respect to certain Emerging Countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, and political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other. The risk also exists that an emergency situation may arise in one or more emerging countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Funds may suspend redemption of Portfolio shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly, if a Portfolio believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a Portfolio's identification of such condition until the date of the Securities and Exchange Commission action, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

REPORTING STANDARDS

The Debt Obligations of emerging markets countries will not be registered with the Securities and Exchange Commission or subject to U.S. regulatory or reporting requirements. Disclosure requirements in Emerging Countries are generally not as stringent as in the U.S. and there may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers.

INVESTMENT PRACTICES

Certain of the investment practices in which the Portfolios may engage have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent BSAM's views as to certain market movements are incorrect, the risk that the use of such strategies could result in losses greater than if they had not been used. The risks associated with illiquidity are particularly acute in situations in which a Portfolio's operations require cash, such as when the Portfolio redeems for its shares of beneficial interests or pays distributions, and may result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at the price set at the time of the contract. The use of forward foreign currency exchange contracts entails certain risks. The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Use of put and call options could result in losses to the Portfolios, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions could result in the Portfolio's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. A Portfolio depends upon the reliability and creditworthiness of the counterparty when it enters into OTC currency or securities options or other agreements. Investments in indexed securities offer the potential for an attractive rate of return, but also entail the risk of loss of principal. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regards to the Portfolio's use of proxy hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relating to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.

YEAR 2000 RISK

Many of the world's computer systems currently record years in two-digit format. Such computer systems will be unable to properly interpret dates beyond the year 1999, which could lead to business disruptions in the U.S. and internationally (the "Year 2000 Issue").

To ensure that the Portfolios are not negatively impacted by the Year 2000 Issue, BSAM's corporate parent through its relevant subsidiaries or its affiliates commenced in 1996, and have made significant progress on, a coordinated effort to identify and correct any Year 2000 Issues that could potentially arise in internally developed computer systems and to either obtain representations from or make other inquiries of those parties who provide computer applications or services that are computer system dependent that BSAM has determined are critical to the Portfolios.

At the present time, BSAM has been informed by its corporate parent that it expects that most of its significant Year 2000 corrections should be tested in production by the end of 1998. Full integration testing of these systems and testing of interfaces with third party providers will continue through 1999. However, there can be no assurance that such schedule will be met or the systems of other companies on which BSAM and the Portfolios are dependent also will be timely converted or that such failure to convert by another company would not have an adverse effect on the Portfolios.

                         Management of the Portfolios

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. Each Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER AND MANAGER

The Portfolios' investment adviser and manager is BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1998, of $9.8 billion.

BSAM supervises and assists in the overall management of the Portfolios' affairs under an Investment Advisory Agreement between BSAM and the Portfolios, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

BSAM uses a team approach to money management consisting of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

Under the terms of an Investment Advisory Agreement, BSAM is entitled to receive from the Bond Portfolio and High Yield Portfolio a monthly fee equal to an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1998, investment advisory fees accrued by the Bond Portfolio and High Yield Bond Portfolio amounted to $91,715 and $28,723, respectively, all of which was waived.

Under the terms of the Investment Management Agreement, the Debt Portfolio pays BSAM a fee computed daily and payable monthly, at an annual rate equal to 1.15% of the Debt Portfolio's average daily net assets up to $50 million, 1.00% of the Debt Portfolio's average daily net assets of more than $50 million but not in excess of $100 million, and 0.70% of the Debt Portfolio's average daily net assets above $100 million. For the fiscal year ended March 31, 1998, investment management fees earned by the Debt Portfolio amounted to $435,752, of which $328,977 was waived.

BSAM has agreed that if, in any fiscal year, the sum of the Debt Portfolio's expenses exceeds the expense limitations applicable to the Debt Portfolio imposed by state securities administrators, BSAM will reimburse the Debt Portfolio its fees under the Investment Management Agreement or make other arrangements to limit Debt Portfolio expenses to the extent required by such expense limitations. From time to time, BSAM may waive receipt of its fees and/or voluntarily assume certain of the Debt Portfolio's expenses, which would have the effect of lowering the Debt Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Debt Portfolio will not pay BSAM at a later time for any amounts it may waive, nor will the Debt Portfolio reimburse BSAM for any amounts it may assume until such time as the average net assets of the Debt Portfolio exceed $50 million or the total operating expenses of the Debt Portfolio are less than 1.75%, 2.40% and 2.40% of the Class A shares, Class B and Class C shares, respectively, of the Debt Portfolio. The investment management fees paid by the Debt Portfolio are greater than those paid by most funds, but are believed by BSAM to be appropriate for fees paid by funds with a global investment strategy.



PORTFOLIO MANAGEMENT

BSAM uses a team approach to manage each Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.


ADMINISTRATOR

Each Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with assets at June 30, 1998 of over $3.0 billion.

For providing administrative services to each Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 (before fee waiver) of 1% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with the Funds, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum annual fee of $150,000 for each portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering a Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. No Portfolio will pay BSFM at a later time for any amounts it may waive, nor will a Portfolio reimburse BSFM for any amounts it may assume. From time to time PFPC Inc. may waive a portion of its fee. PFPC Inc. reserves the right to revoke this voluntary fee waiver at any time.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of each Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Funds to use the name "Bear Stearns" or derivatives thereof as part of the Funds' name for as long as the Investment Advisory and Management Agreements are in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as each Portfolio's principal underwriter and distributor of each Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under each Portfolio's Distribution and Shareholder Servicing Plans described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, acts as the custodian for the Bond Portfolio and the High Yield Portfolio.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the custodian for the Debt Portfolio's assets.

PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as each Portfolio's administrator, transfer agent, dividend-paying agent and registrar.

Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Portfolios' portfolio of securities and cash invested in securities of foreign countries are held by their subcustodians, who are approved by the Trustees of the Portfolios in accordance with the rules of the Securities and Exchange Commission.

DISTRIBUTION AND SHAREHOLDER SERVICING


This section summarizes the distribution and shareholder servicing plans relating to each class of shares of each Portfolio.

BOND PORTFOLIO

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN--CLASS A AND C SHARES

Under a plan adopted by the Board of Trustees of The Bear Stearns Funds pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Bond Portfolio pays Bear Stearns for distributing Portfolio shares and for providing personal services to, and/or maintaining accounts of, Portfolio shareholders.

The Bond Portfolio will pay Bear Stearns an annual fee of 0.35% and 0.75% for Class A and C shares, respectively, of the Portfolio's average daily net assets.


With respect to Class A shares of the Bond Portfolio, Bear Stearns will waive the distribution fee to the extent that the fee would otherwise exceed the NASD limitations on asset-based sales charges. The 6.25% limitation is imposed on the Bond Portfolio rather than on a per-shareholder basis. Therefore, a long-term shareholder of the Bond Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares.


Under the Plan, Bear Stearns may pay third parties in respect of these services such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. With respect to Class A shares of the Bond Portfolio, up to 0.25% of the average daily net assets of the class will compensate institutions for personal service and maintenance of accounts holding the Bond Portfolio's shares. The Fund understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan. Fees paid under the Plan may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

DISTRIBUTION PLAN--CLASS B SHARES

Under a Plan adopted by the Board of Trustees of The Bear Stearns Funds pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") for Class B shares, the Bond Portfolio will pay Bear Stearns an annual fee of 0.75% of the average daily net assets of Class B shares. Amounts paid under the Distribution Plan compensates Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

The Bond Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN-CLASS B AND C SHARES


The Bear Stearns Funds has adopted a shareholder servicing plan on behalf of the Portfolio's Class B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Bond Portfolio pays a fee of up to 0.25% of the average daily net assets of Class B and C shares of the Bond Portfolio for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio. Fees paid under the Shareholder Servicing Plan may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

EXPENSE LIMITATION


BSAM has undertaken (until such time as it gives investors at least 60 days notice to the contrary) that, if in any fiscal year, certain expenses, including the investment advisory fee and fees paid under the Plan and the Distribution Plan, exceed 0.80% of the average daily net assets of the Class A shares of the Bond Portfolio, 1.45% of the average daily net assets of the Class B shares of the Bond Portfolio and 1.45% of the average daily net assets of the Class C shares of the Bond Portfolio for the fiscal year, BSAM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expenses.

HIGH YIELD PORTFOLIO

DISTRIBUTION PLAN-CLASS A, B AND C SHARES


Under a plan adopted by the Board of Trustees of The Bear Stearns Funds pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), the High Yield Portfolio will pay Bear Stearns an annual fee of 0.10%, 0.75% and 0.75% of the average daily net assets of Class A, B and C shares, respectively. Amounts paid under the Distribution Plan compensate Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

The High Yield Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN-CLASS A, B AND C SHARES


The Bear Stearns Funds has adopted a shareholder servicing plan on behalf of the High Yield Portfolio's Class A, B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

EXPENSE LIMITATION


BSAM has undertaken until such time as it gives investors at least 60 days' notice to the contrary that, if in any fiscal year, certain expenses of the High Yield Portfolio, including the investment advisory fee, exceed 1.00% of Class A's average daily net assets, 1.65% of Class B's average daily net assets and 1.65% of Class C's average daily net assets for the fiscal year, BSAM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.

DEBT PORTFOLIO

DISTRIBUTION PLAN-CLASS A AND C SHARES


Under a plan adopted by the Board of Trustees of Bear Stearns Investment Trust pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Portfolio pays Bear Stearns for distributing Portfolio shares and for providing personal services to, and/or maintaining accounts of, Portfolio shareholders.

The Debt Portfolio will pay Bear Stearns an annual fee of .35% and 0.75% of the Portfolio's average daily net assets for Class A shares and Class C shares, respectively.

With respect to Class A shares of the Debt Portfolio, Bear Stearns will waive the distribution fee to the extent that the fees would otherwise exceed the NASD limitations on asset-based sales charges. The 6.25% limitation is imposed on the Portfolio rather than on a per shareholder basis. Therefore, a long- term shareholder of the Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares.


Under the Plan, Bear Stearns may pay third parties in respect of these services such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. With respect to Class A of the Portfolio, up to 0.25% of the average daily net assets of each class will compensate institutions for personal service and maintenance of accounts holding the Portfolio's shares. The Fund understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan. Fees paid under the Plan may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

DISTRIBUTION PLAN-CLASS B SHARES


Under a plan adopted by the Board of Trustees of Bear Stearns Investment Trust pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") for Class B shares, the Debt Portfolio will pay Bear Stearns an annual fee of 0.75% of the average daily net assets of Class B shares. Amounts paid under the Distribution Plan compensate Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.


The Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN-CLASS B AND C SHARES


Bear Stearns Investment Trust has adopted a shareholder servicing plan on behalf of the Debt Portfolio's Class B and Class C shares. In accordance with the shareholder servicing plan, the Portfolio may enter into shareholder service agreements under which the Debt Portfolio pays fees of up to 0.25% of the average daily net assets of Class B shares and Class C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquires of, and furnishing assistance to shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio. Fees paid under the shareholder servicing plans may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

EXPENSE LIMITATION


All expenses incurred in the operation of the Debt Portfolio will be borne by the Portfolio, except to the extent specifically assumed by BSAM. See
"Management of the Portfolio--Expenses" in the Statement of Additional Information.

BSAM has undertaken that, if in any fiscal year, certain expenses, including the investment management fee and fees under the distribution plan, exceed 1.75% of Class A's average daily net assets, 2.40% of Class B's average daily net assets and 2.40% of Class C's average daily net assets for the fiscal year, BSAM may waive a portion of its investment management fee or bear other expenses to the extent of the excess expense.

                               How to Buy Shares

GENERAL

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $50, or $25 for retirement plans. Share certificates are issued only upon written request. No certificates are issued for fractional shares. The Funds reserve the right to reject any purchase order. The Funds reserve the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum investment requirements.

Purchases of a Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the NASD who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of a Portfolio's shares also may be made directly through the Transfer Agent. When purchasing Portfolio shares, investors must specify which class is being purchased. If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that your instructions apply to Class A shares.

Purchases are effected at the net asset value next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.


CHOOSING A CLASS OF SHARES

Once you decide to buy shares of a Portfolio, you must determine which class of shares to buy. Each Portfolio offers Class A, Class B and Class C shares. Each class has its own cost structure and features that will affect the results of your investment over time in different ways. Your financial adviser or Account Executive can help you choose the class of shares that best suits your investment needs.

  . Class A shares have a front-end sales charge, which is added to the offering price of your investment.

  . Class B shares and C shares do not have a front-end sales charge, which means that your entire investment is available to work for you right away. However, Class B shares and C shares have a contingent deferred sales charge (CDSC) that you must pay if you redeem your shares within a specified period of time. In addition, the annual expenses of Class B shares and C shares are higher than the annual expenses of Class A shares.


In deciding which class is best, you may consider:

  .  how much you intend to invest

  .  the length of time you expect to hold your investment

  .  the features and services available for each class

  .  how well you expect the market to perform in the coming months.

For example, you may consider Class A shares if you have a long-term investment horizon or if you plan to invest a large amount of money, because Class A shares have a lower expense structure and the amount of the initial sales charge decreases as you invest more money. You may find Class B shares more attractive, because there is no front-end sales charge and the full amount of your investment is put to work right away. If you plan to invest for a shorter time period, you may consider Class C shares, because the CDSC is lower than that of Class B shares and declines to 0 after one year. In any event, you should consult your financial adviser or Account Executive before investing in a Portfolio.

The following table summarizes the differences in the expense structures of the three classes of shares:

                        CLASS A                CLASS B                                  CLASS C
-------------------------------------------------------------------------------------------------------------------
Front-End Sales Charge  Debt Portfolios--4.50% None                                     None
-------------------------------------------------------------------------------------------------------------------
Contingent Deferred     None*                  5% to 0%, declining the longer           1% if you sell shares
 Sales Charge                                  you hold your shares                     within one year of purchase
-------------------------------------------------------------------------------------------------------------------
Annual Expenses         Lower than Class B     Higher than Class A shares               Higher than Class A shares;
                        and C shares           (Note: Class B shares convert to         same as Class B shares
                                               Class A shares 8 years after purchase)**
-------------------------------------------------------------------------------------------------------------------

* For purchases of $1 million or more, you will be charged a CDSC of 1% if you sell shares within one year of purchase.

** The conversion of Class B shares to Class A shares will not occur at any time the Portfolios are advised that such conversion may constitute a taxable event for Federal tax purposes. If Class B shares are not converted to Class A shares, they will continue to be subject to higher expenses than Class A shares for an indefinite period of time.


PAYMENTS TO BROKERS

Your broker may be entitled to receive different compensation for selling shares of one class of shares than for selling another class. The purpose of both the CDSC and the asset-based sales charge is to compensate Bear Stearns and the brokers who sell the shares.

CONSULT YOUR FINANCIAL ADVISER

You should consult your financial adviser to assist you in determining which class of shares is most appropriate for you.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds-[Name of Portfolio]" or "Bear Stearns Investment Trust--Emerging Markets Debt Portfolio" if purchased directly from the Portfolio, and should be directed to the Transfer
Agent: PFPC Inc., Attention: The Bear Stearns Funds-[Name of Portfolio] or Bear Stearns Investment Trust--Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960. Direct overnight deliveries to PFPC, Inc., 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Shareholders may not purchase shares of the Portfolio with a check issued by a third party and endorsed over to the Portfolio. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Funds. The Funds will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in a Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Funds. An account with a Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Attention: The Bear Stearns Funds-[Name of Portfolio] or Bear Stearns Investment Trust--Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to The Bear Stearns Funds or Bear Stearns Investment Trust and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the relevant Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

                                Net Asset Value

Shares of the Portfolios are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of each Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Funds' Board of Trustees. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Bear Stearns Funds' Statement of Additional Information and "Net Asset Value" in Bear Stearns Investment Trust's Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Funds could subject the investor to backup withholding and a $50 penalty imposed by the Internal Revenue Service.

CLASS A SHARES

The sales charge may vary depending on the dollar amount invested in each Portfolio. The public offering price for Class A shares of each Portfolio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:

-------------------------------------------------------------------------------
                                     TOTAL SALES LOAD
                              ------------------------------
                              AS A % OF      AS A % OF       DEALER CONCESSIONS
                              OFFERING PRICE NET ASSET VALUE AS A %
AMOUNT OF TRANSACTION         PER SHARE      PER SHARE       OF OFFERING PRICE
-------------------------------------------------------------------------------
Less than $50,000............ 4.50%          4.71%           4.25%
At least $50,000 but less
 than $100,000............... 4.25           4.44            4.00
At least $100,000 but less
 than $250,000............... 3.25           3.36            3.00
At least $250,000 but less
 than $500,000............... 2.50           2.56            2.25
At least $500,000 but less
 than $1,000,000............. 2.00           2.04            1.75
At least $1,000,000 and
 above....................... 0.00*          0.00            1.25

------
* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

Class A shares may be sold at net asset value to (a) Bear Stearns, its affiliates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Funds and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns; (c) any employee or registered representative of any Authorized Dealer or their respective spouses and minor children; (d) trustees or directors of investment companies for which Bear Stearns or an affiliate acts as sponsor; (e) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (f) any institutional investment clients including corporate sponsored pension and profit-sharing plans, other benefit plans and insurance companies; and (g) any pension funds, state and municipal governments or funds, Taft- Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. To take advantage of these exemptions, a purchaser must indicate its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser in order to verify that such purchaser is eligible for an exemption.

Bear Stearns reserves the right to limit the participation of its employees in Class A shares of each Portfolio. Dividends and distributions reinvested in Class A shares of a Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of each Portfolio also may be purchased at net asset value with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. This includes shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. However, if such investor redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.25% of the net asset value of shares purchased by the dealers' clients or customers in this manner.


In addition, Class A Shares of each Portfolio may be purchased at net asset value by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise providing shareholder services in respect of Fund shares pursuant to agreements with the Funds or Bear Stearns:
(i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker, and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and "rabbi trusts," provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in Portfolio shares.


CLASS B SHARES

The public offering price for Class B shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class B shares made within six years of purchase. See "How to Redeem Shares." The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Portfolios will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period, resulting in the shareholder paying the lowest possible CDSC. The amount of the CDSC charged upon redemption is as follows:

--------------------------------------------------------------------------------
YEAR SINCE                                        CDSC AS A PERCENTAGE OF DOLLAR
PURCHASE                                          AMOUNT SUBJECT TO CDSC
--------------------------------------------------------------------------------
First............................................  5%
Second...........................................  4%
Third............................................  3%
Fourth...........................................  3%
Fifth............................................  2%
Sixth............................................  1%
Seventh..........................................  0%
Eighth*..........................................  0%

------
* As discussed below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

Class B shares of a Portfolio will automatically convert into Class A shares of the same Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange from Class B shares of another portfolio will convert into Class A shares of such Portfolio based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Portfolios are advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolios believe is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

The purpose of the conversion feature is to allow the holders of Class B shares the ability to not bear the burden of distribution-related expenses when the shares have been outstanding for a duration sufficient for Bear Stearns to have obtained compensation for distribution-related expenses incurred in connection with Class B shares.

CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."

RIGHT OF ACCUMULATION--CLASS A SHARES

Pursuant to the Right of Accumulation, certain investors are permitted to purchase Class A shares of any Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all Class A shares of the Portfolios, shares of the Funds' other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $50 and will be entitled to the Right of Accumulation.


LETTER OF INTENT--CLASS A SHARES

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load applicable to the total number of Class A shares of each Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including The Bear Stearns Funds or the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, as applicable, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account Information Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 business days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in escrow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or a Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan permits investors to purchase shares of a Portfolio (minimum initial investment of $250 and minimum subsequent investments of $50 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in a Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for shares of a class of a Portfolio, shares of the same class of the Funds' other portfolios or shares of certain other funds sponsored or advised by Bear
Stearns, including The Bear Stearns Funds, or the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, as applicable, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares-General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of a Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone instructions are genuine. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor any Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

If the exchanging shareholder does not currently own shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Funds on 60 business days' notice to the affected portfolio or fund shareholders. The Funds, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).


Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal
Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or fund.

Shares will be exchanged at the next determined net asset value. No CDSC will be imposed on Class B or C shares at the time of an exchange. The CDSC applicable on redemption of Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged. If an investor is exchanging Class A shares into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Funds reserve the right, upon not less than 60 business days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Funds reserve the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may recognize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by a Portfolio in shares of the same class of another portfolio of the Funds or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value. If an investor is investing in a class that charges a CDSC, the shares purchased will be subject upon redemption to the CDSC, if applicable, to the purchased shares.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Funds may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request; in certain instances a CDSC will be charged.

Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Funds impose no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.


Each Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 business days.

The Funds will reject requests to redeem shares by telephone or wire for a period of 15 business days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Funds reserve the right to redeem investor accounts at its option upon not less than 60 business days written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio or of any other Bear Stearns Funds within 60 business days of the redemption. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE-CLASS A SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased Class A shares as part of an investment of at least $1,000,000. A CDSC of 1% is also imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased the shares with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. No CDSC will be imposed to the extent that the net asset value of the Class A shares redeemed does not exceed
(i) the current net asset value of Class A shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class A shares above the dollar amount of all such investor's payments for the purchase of Class A shares held by the investor at the time of redemption. See the Statement of Additional Information for more information.

CONTINGENT DEFERRED SALES CHARGE-CLASS B SHARES

A CDSC of up to 5% payable to Bear Stearns is imposed on any redemption of Class B shares within six years of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class B shares above the dollar amount of all such investor's payments for the purchase of Class B shares held by the investor at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of a Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 5% for a total CDSC of $12.00.

CONTINGENT DEFERRED SALES CHARGE-CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the investor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of a Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

WAIVER OF CDSC-CLASS A, B AND C SHARES

The CDSC applicable to Class A, B and C shares will be waived in connection with
(a) redemptions made within one year after the death or disability, as defined in section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code, and (e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established. If the Funds' Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS

Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Funds' agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Funds may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT

Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc., Attention: The Bear Stearns Funds-[Name of Portfolio] or Bear Stearns Investment Trust--Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If share certificates have been issued, written redemption instructions, indicating the Portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency or savings association who are participants in a medallion program by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature guarantees should be directed to the Transfer Agent by calling 1- 800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, each Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL

Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Funds or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Purchases of additional shares concurrent with withdrawals generally are undesirable.

                       Dividends and Distributions

BOND PORTFOLIO AND HIGH YIELD PORTFOLIO

All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."

Dividends will be automatically reinvested in additional shares of each Portfolio at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. Each Portfolio ordinarily pays dividends from its net investment income monthly and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Neither Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

DEBT PORTFOLIO

The Portfolio declares and pays as dividends quarterly to shareholders substantially all of its net investment income (i.e., its income, including both original issue discount and market discount accretions, other than its net realized long and short-term capital gains and net realized foreign exchange gains). Substantially all of the Portfolio's net realized capital gains (net realized long-term capital gains in excess of net realized short- term capital losses, including any capital loss carryovers), net realized short-term capital gains and net realized foreign exchange gains, if any, are expected to be distributed each year by the Portfolio.

Each dividend and distribution, if any, declared by the Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio or redirected into another fund pursuant to the Redirected Distribution Option. This election should initially be made on a Shareholder's Account Information Form and may be changed upon written notice to either Bear Stearns, an Authorized Dealer or the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends and distributions will be reinvested in the Portfolio. The Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares of the Portfolio at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Portfolio, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Portfolio is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Portfolio (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. In order to provide sufficient time to process the change, such request should be received by the Transfer Agent at least five (5) business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to Bear Stearns or the Authorized Dealer which will be forwarded to the shareholder, upon the receipt of proper instructions.

At the time of an investor's purchase of shares of the Portfolio, a portion of the price per share may be represented by undistributed income of the Portfolio or unrealized appreciation of the Portfolio's securities. Therefore, subsequent distributions (or portions thereof) attributable to such items, may be taxable to the investor even if the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

                                  Taxes

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of such Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

Each Portfolio may enter into short sales "against the box." See "Description of the Portfolio-Investment Instruments and Strategies." Any gains realized by a Portfolio on such sales will be recognized at the time the Portfolio enters into the short sales.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on a Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSAM or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Federal regulations generally require the Portfolios to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Portfolios to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While a Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Portfolios intends to have each Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, a Portfolio is subject to a non- deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

If, for any reason, a Portfolio fails to qualify as a regulated investment company, the Portfolio would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Although management intends to have each Portfolio qualify as a regulated investment company, there can be no assurance that it will achieve this goal.


For a detailed discussion of certain federal, state and local tax consequences of investing in shares of the Portfolio, see "Taxation" in the Statement of Additional Information of Bear Stearns Investment Trust and the Bear Stearns Funds. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state and local taxes as well as to any foreign taxes.

                            Performance Information

For purposes of advertising, performance for Class A, B and C shares of each Portfolio may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Portfolio during the measuring period were reinvested in shares of the same class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C shares should be expected to be lower than that of Class A shares. Performance for each class will be calculated separately.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in each Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of each Portfolio's actual total return for the applicable period.


Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the beginning of the period. Class B total return will reflect the deduction of the CDSC. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for each Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C.

Calculations based on the net asset value per share do not reflect the deduction of the sales load on each Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the High Yield Total Return Portfolio's shares, including data from Lipper Analytical Services, Inc., Lehman Brothers High Yield Bond Index, Credit Suisse First Boston High Yield Bond Index and other industry sources. Performance information that may be used in advertising or marketing the Total Return Bond Portfolio's shares may include data from Lipper Analytical Services, Inc., Morningstar, Inc., Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index, Salomon Brothers Broad Investment-Grade Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications. Comparative performance information may be used from time to time in advertising or marketing the Emerging Markets Debt Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Moody's Bond Survey Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

DEBT PORTFOLIO
Quotations of distribution rates are calculated by analyzing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the average net asset value during the period for which the distribution rates are being calculated.

The Debt Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, the Portfolio may from time to time advertise its performance relative to certain performance rankings and indices.

The investment results of the Debt Portfolio will fluctuate over time, and any presentation of investment results for any prior period should not be considered a representation of what an investment in the Debt Portfolio may earn or what the Debt Portfolio's performance may be in any future period.

In addition to information provided in shareholder reports, the Debt Portfolio may from time to time, in its discretion, make a list of the Debt Portfolio's holdings available to investors upon request. A discussion of the Debt Portfolio's performance will be included in the Portfolio's annual report to shareholders which will be made available to shareholders upon request and without charge.

                              General Information

The Bear Stearns Funds was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995.

The Bear Stearns Investment Trust was organized under the laws of The Commonwealth of Massachusetts on October 15, 1992, as a Massachusetts business trust pursuant to a Trust Agreement and commenced investment operations on May 3, 1993.

The Funds are authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each Portfolio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Fund's Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Portfolios" in the Portfolios' Statement of Additional Information, each Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Funds for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Funds) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Funds have the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall not be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Funds at PFPC Inc., Attention: The Bear Stearns Funds, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

ADDITIONAL INFORMATION

The term "majority of the outstanding shares" of each Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

As used in this Prospectus, the term "Business Day" refers to those days when the NYSE is open for business. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Martin Luther King Day, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in each
Portfolio's  official  sales  literature  in  connection  with  the  offer  of a
Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                                Appendix A

RATINGS

The following is a description of certain ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which certain of each Fund's Portfolios may invest.

MOODY'S CORPORATE BOND RATINGS
Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS
AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P CORPORATE BOND RATINGS
AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

D&P COMMERCIAL PAPER RATINGS
Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

                            ----------------------

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Funds, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require a sale of such security by the Funds. However, BSAM will consider such event in its determination of whether the Funds should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                Appendix B

MONEY MARKET INSTRUMENTS

Each Portfolio may invest, for temporary defensive purposes, in the following types of money market instruments, each of which of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. TREASURY SECURITIES

U.S. Treasury securities include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES

In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS

Each Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. No Portfolio will invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS (ALL PORTFOLIOS)


Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by BSAM to be of comparable quality to those rated obligations which may be purchased by a Portfolio. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

The
Bear Stearns
Funds

575 Lexington Avenue

New York, NY 10022

1-800-766-4111

Distributor
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

Investment Adviser
Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

Administrator
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Custodian
Emerging Markets Debt Portfolio
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer & Dividend
Disbursement Agent
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

Counsel Emerging Markets Debt Porfolio
Mayer Brown & Platt
1675 Broadway
New York, NY 10019

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIOSO PROSPECTUS AND IN THE PORTFOLIOSO OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIOSO SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIOSO PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     BSF-P-016-01

T H E   B E A R   S T E A R N S   F U N D S
5 7 5  L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                          The Bear Stearns Funds and
                         Bear Stearns Investment Trust

                                CLASS Y SHARES

The Bear Stearns Funds and Bear Stearns Investment Trust are separate open-end management investment companies, known as mutual funds (together the "Funds"). By this Prospectus, the Funds offer Class Y shares of one non-diversified portfolio, the Emerging Markets Debt Portfolio (the "Debt Portfolio") and two diversified portfolios, the Total Return Bond Portfolio (the "Bond Portfolio") and the High Yield Total Return Portfolio (the "High Yield Portfolio"), (each a "Portfolio" and together the "Portfolios").


Class Y shares are sold at net asset value without a sales charge to investors whose minimum investment is $2.5 million. Each Portfolio also issues three other classes of shares (Class A, B and C shares), which have different expenses that would affect performance. Investors desiring to obtain information about these other classes of shares should call 1-800-766-4111.

                          TOTAL RETURN BOND PORTFOLIO
 Seeks maximization of total return, consistent with preservation of capital.

                       HIGH YIELD TOTAL RETURN PORTFOLIO
   Seeks total return through high current income and capital appreciation.

                        EMERGING MARKETS DEBT PORTFOLIO

         Seeks high current income by primarily investing in debt obligations of issuers located in emerging countries and seeks to provide capital appreciation.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser. Bear Stearns Funds Management Inc. ("BSFM"), a wholly- owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of each Portfolio. Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSAM, serves as each Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."


                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


Part B (also known as the Statement of Additional Information), dated July 28, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).


                             ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank; are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency; and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 JULY 28, 1998

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Financial Highlights.......................................................   6
Description of the Portfolios..............................................   8
Investment Objectives and Policies.........................................   8
Investment Techniques......................................................  12
Risk Factors...............................................................  22
Management of the Portfolios...............................................  30
How to Buy Shares..........................................................  32
Net Asset Value............................................................  33
Shareholder Services.......................................................  33
How to Redeem Shares.......................................................  35
Dividends and Distributions................................................  36
Taxes......................................................................  37
Performance Information....................................................  38
General Information........................................................  39
Appendix................................................................... A-1

                                   Fee Table

----------------------------------------------------------------------------------------
                         TOTAL RETURN BOND HIGH YIELD TOTAL RETURN EMERGING MARKETS DEBT
                             PORTFOLIO            PORTFOLIO              PORTFOLIO
                              CLASS Y              CLASS Y                CLASS Y
----------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Load
 Imposed On Purchases
 (as a Percentage of
 offering price)........       None                 None                   None
 Maximum Deferred Sales
 charge Imposed on
 Redemptions (as a
 percentage of the
 amount subject to
 charge)................       None                 None                   None
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 DAILY NET ASSETS)
 Advisory Fees (after
 fee waiver)............       0.00%(1)             0.00%(2)               0.28%(3)
 12b-1 Fees.............       0.00%                0.00%                  0.00%
 Other Expenses (after
 expense reimbursement).       0.45%(1)             0.65%(2)               1.12%(3)
                               ----                 ----                   ----
 Total Portfolio
 Operating Expenses
 (after fee waiver and
 expense reimbursement).       0.45%(1)             0.65%(2)               1.40%(3)
                               ====                 ====                   ====

------

See Notes on page 4.

EXAMPLE:
You would pay the following expenses on a hypothetical $1,000 investment, assuming 5% annual return.

------------------------------------------------------------------------------
                                       1 YEAR                  3 YEARS
                                  WITH       WITHOUT      WITH       WITHOUT
FUND                           REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
------------------------------------------------------------------------------
TOTAL RETURN BOND PORTFOLIO
 Class Y Shares...............     $ 5         $ 5        $ 14        $ 14
HIGH YIELD TOTAL RETURN
 PORTFOLIO
 Class Y Shares...............       7           7          20          20
EMERGING MARKETS DEBT
 PORTFOLIO
 Class Y Shares...............      14          14          44          44
------------------------------------------------------------------------------
                                       5 YEARS                10 YEARS
                                  WITH       WITHOUT      WITH       WITHOUT
                               REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
------------------------------------------------------------------------------
TOTAL RETURN BOND PORTFOLIO
 Class Y Shares...............     $25         $25        $ 57        $ 57
HIGH YIELD TOTAL RETURN
 PORTFOLIO
 Class Y Shares...............      35          35          77          77
EMERGING MARKETS DEBT
 PORTFOLIO
 Class Y Shares...............      76          76         166         166

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolios and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of The Portfolios."

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

(1) With respect to the Bond Portfolio, BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the Bond Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.45% for Class Y shares. Without such fee waiver and expense reimbursement, Advisory Fees stated above would have been 0.45%, Other Expenses would have been 1.78% and Total Portfolio Operating Expenses would have been 2.23%.

(2) With respect to the High Yield Portfolio, Other Expenses are based on estimated amounts for the current fiscal year. BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the High Yield Portfolio other than brokerage commission, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.65% for Class Y shares. Without such waiver and expense reimbursement, (which may be discontinued at any time upon notice to shareholders), Advisory Fees would have been 0.60%, Other Expenses are estimated to be 1.72%, and Total Portfolio Operating Expenses are estimated to be 2.32%.

(3) With respect to the Debt Portfolio, Other Expenses are based on estimated amounts for the current fiscal year. BSAM has undertaken to waive its investment management fee and assume certain expenses of the Debt Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 1.40% for Class Y shares. Without such waiver and expense reimbursement, (which may be discontinued at any time upon notice to shareholders), Management Fees would have been 1.15%, Other Expenses are estimated to be 1.26%, and Total Portfolio Operating Expenses are estimated to be 2.41%.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             Financial Highlights

The information in the table below covering each Portfolio's investment results for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in the Portfolio's Annual Report for the fiscal year ended March 31, 1998 which is incorporated by reference into each Portfolio's Statement of Additional Information which is available upon request.


Contained below are per share operating performance data, total investment return, ratios to average net assets and other supplemental data for Class Y shares of each Portfolio for the periods indicated. This information has been derived from information provided in each Portfolio's financial statements.

Further information about performance is contained in the Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

                                                                                          For the period
                                   For the fiscal year         For the fiscal year        September 8, 1995
                                   ended March 31, 1998        ended March 31, 1997       through March 31, 1996
                                   --------------------        --------------------       ----------------------

TOTAL RETURN BOND
PORTFOLIO(1)

Net asset value,
beginning of period ..............      $  12.03                 $  12.26                    $ 12.35
                                        --------                 --------                    -------
Net investment income(2) .........          0.80                     0.77                       0.41

Net realized and unrealized
gain/(loss) on  investments(3) ...          0.36                    (0.20)                     (0.05)
                                        --------                 ---------                   --------
Dividends and distributions
to shareholders from

net investment income ...........          (0.80)                   (0.77)                     (0.41)

net realized
capital gains ...................          (0.02)                   (0.03)                     (0.04)
                                        ---------                ---------                   --------
                                           (0.82)                   (0.80)                     (0.45)
                                        ---------                ---------                   --------
Net asset value, end of
period ..........................       $  12.37                 $  12.03                    $ 12.26
                                        ========                 ========                    ========

Total investment return(4).......           9.81%                    4.77%                      2.92%
                                        ========                 ========                    ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of
period (000's omitted) ..........       $  4,339                 $  13,486                   $ 12,199

Ratio of expenses to
average net assets(2)  ..........           0.45%                    0.45%                      0.45%(5)

Ratio of net investment income
to average net assets(2) ........           6.39%                    6.34%                      5.93%(5)

Increase/(Decrease) reflected
in expense ratios and net
investment income due to waivers
and related reimbursements ......           1.78%                    1.73%                      2.89%(5)

Portfolio turnover rate .........         244.78%                  262.95%                    107.35%

-----
* Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1)  Class Y shares commenced its initial public offering on September 8, 1995.
(2)  Reflects waivers and related reimbursements.
(3) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(4) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, If any. Total investment return is not annualized.
(5) Annualized.

                         Description of the Portfolios

GENERAL


Each of The Bear Stearns Funds and Bear Stearns Investment Trust is known as a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain purposes under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters the Funds shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Debt Portfolio, the Bond Portfolio and the High Yield Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

NON-DIVERSIFIED STATUS

The Debt Portfolio is a non-diversified portfolio of Bear Stearns Investment Trust. The Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the
"Code"), which generally requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, the Portfolio's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                    Investment Objectives and Policies

The investment objectives and principal investment policies of each Portfolio are described below. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

TOTAL RETURN BOND PORTFOLIO ("BOND PORTFOLIO")

The  Bond  Portfolio's   investment  objective  is  to  maximize  total  return,
consistent with preservation of capital.

The Bond Portfolio invests at least 65% of the value of its total assets (except when maintaining a temporary defensive position) in bonds (which it defines as bonds, debentures and other fixed-income securities). The Portfolio is permitted to invest in a broad range of investment grade, U.S. dollar denominated fixed-income securities and securities with debt-like characteristics (e.g., bearing interest or having stated principal) of domestic and foreign issuers. These debt securities include bonds, debentures, notes, money market instruments (including foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and other short-term corporate debt obligations, and repurchase agreements), mortgage-related securities (including interest-only and principal-only stripped mortgage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations. The issuers may include domestic and foreign corporations, partnerships or trusts, and governments or their political subdivisions, agencies or instrumentalities. Under normal market conditions, the Portfolio seeks to provide performance results that equal or exceed the Salomon Brothers BIG Bond Index, which is a market-capitalization weighted index that includes U.S. Treasury, Government- sponsored, mortgage and investment grade fixed-rate corporate fixed-income securities with a maturity of one year or longer and a minimum of $50 million amount outstanding at the time of inclusion in the Salomon Brothers BIG Bond Index. As of March 31, 1998, the weighted average maturity of securities comprising the Salomon Brothers BIG Bond

Index was approximately eight and 1/2 years and their average duration was approximately four and 1/2 years. Under normal market conditions, the Portfolio invests in a portfolio of securities with a dollar-weighted average maturity ranging from four to 13 years and a duration of not less than 65% of the Salomon Brothers BIG Bond Index and not more than 135% of the Salomon Brothers BIG Bond Index.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of five years would be expected to decline 5% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 5% if interest rates fell 1%. The market price of a bond with a duration of 10 years would be expected to increase or decline twice as much as the market price of a bond with a five year duration. Duration measures a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Portfolio, BSAM will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments, coupon flows and other factors which may affect the maturity of the security. This method of computing duration is known as effective duration.

BSAM anticipates actively managing the Portfolio's assets in response to changes in the business cycle. BSAM seeks to identify and respond to phases in the business cycle--simplistically, the expansion, topping out, recession and trough phases--and to invest the Portfolio's assets by shifting among market sectors, maturities and relative credit quality in a way which it believes will achieve the Portfolio's objective in a relatively conservative manner taking into account the volatility and risk associated with investing in a portfolio of relatively longer-term fixed-income securities. While the Portfolio seeks, as part of its investment objective, to preserve capital, investors should recognize that the net asset value per share of the Portfolio should be expected to be more volatile than the net asset value per share of a fund that invested in portfolio securities with a shorter duration.

At least 70% of the value of the Portfolio's net assets must consist of securities which, in the case of bonds and other debt instruments, are rated no lower than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by BSAM. Up to 30% of the value of the Bond Portfolio's net assets may consist of securities which, in the case of bonds and other debt instruments, are rated no lower than Baa by Moody's or BBB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by BSAM. The Bond Portfolio may invest in short-term fixed-income obligations which are rated in the two highest rating categories by Moody's, S&P, Fitch or Duff. See "Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.

HIGH YIELD TOTAL RETURN PORTFOLIO ("HIGH YIELD PORTFOLIO")

The High Yield Portfolio's investment objective is total return through high current income and capital appreciation.

The High Yield Portfolio will invest, under normal circumstances, at least 80% of its total assets in high yield fixed-income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks. The balance of the Portfolio's assets may be invested in any other securities which BSAM believes are consistent with the Portfolio's objective, including higher-rated fixed-income securities, common stocks and other equity securities. The Portfolio is designed for investors seeking to diversify an all-equity portfolio with securities that offer greater income with capital appreciation potential. The Portfolio is not a market-timing vehicle.


Securities offering the high current yield and capital appreciation potential characteristics that the Portfolio seeks are generally found in rapidly growing companies requiring debt to fund plant expansion plans or pay for acquisitions and large, well-known companies with a high degree of leverage. These securities are also generally rated in the medium to lower categories by recognized rating services. The Portfolio expects to seek high current income by investing at least 80% of its total
assets  in  "high  yield  fixed-income   securities,"  which  for  this  purpose
constitute fixed income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO), or unrated securities determined by the Adviser to be of comparable quality. Corporate bonds rated Ba or lower by Moody's and BB or lower by Standard & Poor's are considered speculative. The Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below Caa by Moody's or CCC by Standard & Poor's, including bonds in the lowest ratings categories (C for Moody's and D for Standard and Poor's) and unrated bonds of comparable quality. Such securities are highly speculative and may be in default of principal and/or interest payments. A description of corporate bond ratings is contained in the Appendix to this Prospectus.

In selecting a security for investment by the Portfolio, BSAM will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by BSAM. BSAM will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Portfolio. BSAM will be free to invest in high yield, high risk debt securities of any maturity and duration, and the interest rates on such securities may be fixed or floating.

Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Risk Factors."

In addition to providing the potential for high current income, high yield securities may provide the potential for capital appreciation. The Portfolio will seek capital appreciation by investing in securities which may be expected by BSAM to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit rating, or a combination of both.

As stated above, normally at least 80% of the Portfolio's total assets will be invested in high yield fixed-income securities, including medium- to lower-rated high yield fixed-income securities and unrated securities of comparable quality. The balance of the Portfolio's assets may be invested in any other securities believed by BSAM to be consistent with the Portfolio's investment objective, including higher-rated fixed-income securities, common stocks and other equity securities. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower-rated or comparable unrated securities and those derived from higher rated issues, the Portfolio may invest in higher-rated fixed-income securities that provide similar yields but have less risk. Generally, the Portfolio's average weighted maturity will range from three to twelve years.

EMERGING MARKETS DEBT PORTFOLIO ("DEBT PORTFOLIO")

The Debt Portfolio's investment objective is to provide investors with high current income by investing primarily in Debt Obligations of issuers located in "Emerging Countries". The Portfolio's secondary objective is to provide investors with capital appreciation.

The Debt Portfolio considers "Debt Obligations" to include fixed or floating rate bonds, notes, debentures, commercial paper, loans, Brady bonds, convertible securities, and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks. The Portfolio considers "Emerging Countries" to include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. The countries that will not be considered Emerging Countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States. The Portfolio primarily invests in a combination of (a) high-yield dollar-denominated instruments and (b) local currency instruments in Emerging Countries where the relationship between interest rates and anticipated foreign exchange movements relative to the U.S. dollar is expected to result in a high dollar rate of return. Although the Portfolio's primary investment objective is current income, the Portfolio also intends to take advantage of opportunities to realize capital appreciation from its investments when such opportunities arise. Investing in local currency and dollar-denominated medium and long term debt in Emerging Countries offers the potential for capital appreciation due to interest rate and currency exchange fluctuations and improving credit quality. No assurance can be given that the Debt Portfolio's investment objective will be achieved.

The Portfolio may invest at least 80% of its total assets in Debt Obligations of issuers in Emerging Countries. The Portfolio intends to focus its investments in countries in Asia, Eastern Europe, Latin America and Africa. The Portfolio may invest up to 20% of its total assets in Debt Obligations of issuers that are not considered to be issuers in Emerging Countries.

The Portfolio may invest at least 30% of its total assets in Debt Obligations of issuers in Latin America. The Portfolio considers "Latin America" to include the following countries: Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela.

At least 70% of the Portfolio's total assets is invested in U.S. dollar denominated instruments. Up to 30% of the Portfolio's assets may be invested in Debt Obligations denominated in local currencies provided that no more than 20% of the Portfolio's assets are expected to be invested in Debt Obligations denominated in the currency of any one country. To the extent the Portfolio invests in non-dollar denominated securities, the Portfolio will be subject to risks relating to fluctuations in currency exchange rates and the possible imposition of exchange control regulations (e.g., currency blockage) or other foreign or U.S. laws or restrictions applicable to such investments. See "Risk Factors."


Under normal circumstances, the Portfolio invests at least 70% of its total assets in Debt Obligations of issuers in at least three Emerging Countries. The Debt Portfolio may not invest more than 40% of its assets in Debt Obligations of issuers located in any one country. Investing the Portfolio's assets in securities of issuers located in Emerging Countries will subject the Portfolio to the risks of adverse social, political or economic events which may occur in such foreign countries. See "Risk Factors." When BSAM believes unusual circumstances warrant a defensive posture, the Portfolio temporarily may invest up to all of its assets in cash (U.S. dollars) or U.S. Government securities.



The Portfolio considers an issuer to be located in an Emerging Country if (i) the issuer derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries, or (ii) the issuer is organized under the laws of, and with a principal office in, an Emerging Country.


BSAM may invest in Debt Obligations that it determines to be suitable investments for the Portfolio notwithstanding any credit ratings that may be assigned to such securities. At any one time substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. The Portfolio will purchase non-performing securities and some of these securities may be comparable to securities rated as low as D by Standard & Poor's or C by Moody's Investors Service, Inc. ("Moody's") (the lowest credit ratings of such agencies). A substantial portion of the Portfolio's holdings of Debt Obligations are expected to trade at substantial discounts from face value. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. The ratings do not necessarily reflect the current or future composition of the Portfolio. A description of the ratings of the various securities in which the Portfolio may invest appears in Appendix A to this Prospectus.

Debt Obligations in which the Portfolio may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed interest rates. The average maturity of the Portfolio's investments will vary based upon BSAM's assessment of economic and market conditions. Because the Portfolio intends to hold fixed-rate instruments, some of which may have long maturities, the value of the securities held by the Portfolio, and thus the net asset value of its shares generally will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost.

Debt markets in Emerging Countries presently consist of a wide variety of instruments issued by developing countries, related institutions and companies. The Portfolio intends to invest in two broad classes of securities: dollar denominated instruments traded in secondary markets outside of the Emerging Countries which have issued the securities, and non-dollar denominated securities (as defined herein) which are traded in the country of issue and/or in secondary markets.

A substantial portion of the dollar denominated Debt Obligations in which the Debt Portfolio intends to invest had its origin in syndicated bank loans made during the 1970s and early 1980s. As a consequence of the substantial volatility in commodity prices, and the dramatic increase in interest rates in the early 1980s, many Emerging Countries defaulted on these loans. Much of the debt owed by governments to commercial banks was subsequently restructured, involving the exchange of outstanding bank indebtedness for Brady bonds (as described below). Brady bonds, remaining outstanding bank loans and a relatively small but growing number of newly issued government, agency and corporate bond issues make up the large and growing debt market in Emerging Countries. The investment vehicles which BSAM is expected to acquire or utilize on behalf of the Debt Portfolio are described below.

The Debt Portfolio is designed to be actively managed. The Portfolio will attempt to maximize returns by adjusting the portfolio in response to numerous factors affecting Debt Obligations, including political and economic developments, changing credit quality, interest rates, currency exchange rates, and other factors. Because the Portfolio can purchase floating rate securities and securities with short to intermediate term maturities, BSAM can adjust the Portfolio's holdings in an effort to maximize returns in almost any interest rate environment. In addition, the Portfolio's ability to invest in securities with any maturities of up to thirty years allows BSAM to adjust the Portfolio's investments as interest rates change to take advantage of the most attractive segments of the yield curve.

                             Investment Techniques

Each Portfolio may engage in various investment techniques as described below.

FIXED-INCOME SECURITIES (ALL PORTFOLIOS)

Each Portfolio invests primarily in fixed-income securities. Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by a Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject a Portfolio to additional risk. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

FOREIGN SECURITIES (ALL PORTFOLIOS)

Each Portfolio may invest in securities of foreign issuers. When a Portfolio invests in foreign securities, they may be denominated in foreign currencies. Thus, a Portfolio's net asset value will be affected by changes in exchange rates. (See "Risk Factors".) Under normal conditions, the High Yield Portfolio will not invest more than 25% of its total assets in foreign securities.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS)

Each Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Convertible debt securities have characteristics of both fixed income and equity instruments.

No Portfolio has the current intention of converting any convertible securities it may own into equity securities or holding them as an equity investment upon conversion, although it may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Under normal conditions, the High Yield Portfolio and the Debt Portfolio will not invest more than 10% of their total assets, respectively, in convertible securities.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS (ALL PORTFOLIOS)

Each Portfolio may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Each Portfolio also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Portfolios will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay- in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Portfolios are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Portfolios will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Portfolios may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. Under normal conditions, the High Yield Portfolio will not invest more than 25% of its total assets in zero coupon securities, pay-in-kind bonds or discount obligations.





NON-DOLLAR DENOMINATED SECURITIES (HIGH YIELD AND DEBT PORTFOLIOS)

The High Yield and Debt Portfolios may invest in non-dollar denominated securities. Investments in non-dollar denominated securities will include fixed and/or floating rate instruments, including discount notes, commercial paper, debentures and other debt securities issued by public or private sector entities. Such investments may also include debt securities which are payable in local currency in amounts calculated with reference to the U.S. dollar. A Portfolio will invest in short term or floating rate non-dollar denominated securities when BSAM believes that the relationship between local interest rates, inflation and currency exchange rates will result in a high dollar return.

The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. In addition, the performance of non-dollar denominated securities will depend on, among other things, the strength of the foreign currency against the U.S. dollar. Appreciation in the value of the foreign currency generally can be expected to increase, and declines in the value of foreign currencies relative to the U.S. dollar will depress, the value of a Portfolio's non-dollar denominated securities. Currently, because of high inflation and other factors, the currencies of the countries in which the Debt Portfolio intends to invest are generally expected to depreciate against the U.S. dollar. However, to the extent that local interest rates in such countries exceed the rate of currency devaluation, the potential for attractive returns in dollars exists. BSAM evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data, but will not generally be involved in active currency forecasting. The Portfolios may or may not hedge or cross hedge its foreign currency exposure. The High Yield Portfolio may invest up to 25% of its total assets in non-dollar denominated securities. The Debt Portfolio may invest up to 30% of its total assets in non-dollar denominated securities provided that no more than 20% of its assets are expected to be invested in Debt Obligations denominated in the currency of any one country.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL PORTFOLIOS)

Each Portfolio may purchase securities on a when-issued basis. When-issued transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Each Portfolio may also purchase securities on a forward commitment basis. In a forward commitment transaction, the Portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Although a Portfolio would generally purchase securities on a when-issued forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if BSAM deems it appropriate to do so.

The issuance of some of the securities in which the Debt Portfolio may invest depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). As a result, the period from the trade date to the issuance date may be considerably longer than a typical when- issued trade. Each when-issued transaction specifies a date upon which the commitment to enter into the relevant transaction will terminate if the securities have not been issued on or before such date. In some cases, however, the securities may be issued prior to such termination date, but may not be deliverable until a period of time thereafter. If the anticipated event does not occur and the securities are not issued, the Debt Portfolio would be entitled to receive any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment.

The High Yield Portfolio may not invest more than 33 1/3% of its total assets in when-issued securities and forward commitments. There is no overall limit on the percentage of the Debt Portfolio's assets which may be committed to the purchase of securities on a when-issued basis; however, the Debt Portfolio may only invest a maximum of 15% of its assets in when, as and if issued securities. An increase in the percentage of the Debt Portfolio's assets committed to such purchase of securities on a when-issued basis may increase the volatility of its net asset value.

Each Portfolio will hold and maintain in a segregated account until the settlement date liquid assets in an amount sufficient to meet the purchase price to the extent required by the 1940 Act. The purchase of securities on a when-issued forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

BORROWING AND LEVERAGE (ALL PORTFOLIOS)

The Debt Portfolio may, solely for temporary or emergency purposes, borrow in an amount up to 15% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Bond Portfolio and the High Yield Portfolio may borrow money to the extent permitted under the 1940 Act. However, the Bond Portfolio currently intends to borrow money only in temporary or emergency purposes, in an amount up to 15% of the value of its total assets. A Portfolio may not purchase securities when borrowings exceed 5% of its total assets. If market fluctuations in the value of the Debt Portfolio's portfolio holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days of any such event the Debt Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Borrowings may be utilized to meet share redemptions of the Debt Portfolio or to pay dividends and distributions to Shareholders of the Portfolio, in instances where the Debt Portfolio does not desire to liquidate its portfolio holdings. The Debt Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Borrowings create leverage, a speculative factor. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that a Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used, and therefore the amount available for distribution to Shareholders as dividends will be reduced.

RESTRICTED AND ILLIQUID SECURITIES (ALL PORTFOLIOS)

Each Portfolio may purchase securities that are not registered or are offered in an exempt non-public offering ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Each Portfolio will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities that are not eligible for sale under Rule 144A. Restricted securities eligible for sale under Rule 144A are also subject to this 15% limitation, unless the Board of Trustees (or BSAM pursuant to a delegated authority) determines, based upon a continuing review of the trading markets for the specific restricted securities sold under Rule 144A, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to BSAM the function of determining and monitoring the liquidity of Rule 144A securities, although the Board of Trustees retains ultimate responsibility for any determination regarding whether a liquid market exists for Rule 144A securities. The liquidity of Rule 144A securities will be monitored by BSAM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the respective Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not exceed its applicable percentage limitation for investments in illiquid securities. In reaching liquidity decisions, BSAM may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Investing in Rule 144A securities could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

HEDGING AND RETURN ENHANCEMENT STRATEGIES (ALL PORTFOLIOS)

The Portfolios may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include futures contracts and related options (including interest rate futures contracts and options thereon), options on securities, financial indices and currencies, and forward currency exchange contracts. The Portfolios' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Portfolio Securities" in the Statement of Additional Information for The Bear Stearns Funds and "Investment Practices" in the Statement of Additional Information for the Bear Stearns Investment Trust. New financial products and risk management techniques continue to be developed and the Portfolios may use these new investments and techniques to the extent consistent with their investment objective and policies.

No Portfolio will purchase or sell futures contracts or related options, or options on stock indices, if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options exceeds 5% of the Portfolio's total assets. This restriction does not apply to the purchase and sale of futures contracts and related options made for "bona fide hedging purposes."

OPTIONS ON SECURITIES, INDICES AND FOREIGN CURRENCIES (ALL PORTFOLIOS)

In certain circumstances, each Portfolio may engage in options transactions, such as purchasing put or call options or writing (selling) covered put and call options on securities, indices and foreign currencies. Each Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. Each Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options (which are call options with respect to which a Portfolio owns the underlying security or securities) is to realize, through the receipt of premiums, a greater return than would be realized on each Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. A Portfolio may not invest more than 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Portfolio may not write covered call or put option contracts in an amount exceeding 20% of its net assets at the time such option contracts are written. (See "Risk Factors" and the Statements of Additional Information for additional risk factors).

FUTURES AND OPTIONS ON FUTURES (ALL PORTFOLIOS)

Each Portfolio may buy and sell futures contracts and related options on securities indices and related interest rates for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities and instruments may decline or to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments. It may do so in an attempt to enhance its income or return by purchasing and selling call and put options on futures contracts on financial indices or securities. It also may use interest rate futures to try to manage its exposure to changing interest rates. Investments in futures and options on futures involve certain risks. (See "Risk Factors" and the Statement of Additional Information.)

LENDING OF PORTFOLIO SECURITIES (ALL PORTFOLIOS)

Each Portfolio may, in seeking to increase its income, lend securities in its portfolio to securities firms and financial institutions deemed creditworthy by BSAM. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short term Government securities, bank letters of credit or such other collateral as may be permitted under a Portfolio's investment program and by regulatory agencies and approved by the Board of Trustees. While the securities loan is outstanding, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Portfolio has a right to call each loan and obtain the securities on five business days' notice. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The creditworthiness of firms to which a Portfolio lends its portfolio securities will be monitored on an ongoing basis by BSAM pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees. The Bond Portfolio and the Debt Portfolio may each lend up to 33 1/3% of its total assets. The High Yield Portfolio may lend up to 30% of its total assets. The Bond and High Yield Portfolios have appointed Custodial Trust Company (CTC), an affiliate of BSAM, as securities lending agent. CTC receives a fee for these services.

REPURCHASE AGREEMENTS (ALL PORTFOLIOS)

Each Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending by the Portfolio, and which typically involves the acquisition by the Portfolio of debt securities from a selling financial institution, such as a bank, savings and loan association or broker-dealer. In a repurchase agreement, the Portfolio purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Portfolio might suffer a loss to the extent the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven days are considered by the Portfolios to be illiquid.

SHORT SALES (ALL PORTFOLIOS)

Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, a Portfolio will borrow the security to make delivery to the buyer. A Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, a Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until a Portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. There are certain tax implications associated with this strategy. See "Dividends, Distributions and Taxes."

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. Under normal conditions, a Portfolio will not engage in short sales to the extent that the Portfolio would be required to segregate with its Custodian, or deposit as collateral to replace borrowed securities, more than 25% of its net assets. The Debt Portfolio may not make short sales of securities, except short sales against the box.

BRADY BONDS (DEBT PORTFOLIO)

"Brady bonds" are debt securities issued in an exchange of outstanding commercial bank loans to public and private entities in Emerging Countries in connection with sovereign debt restructurings, under a plan, introduced by former U.S. Secretary of the Treasury Nicholas F. Brady, known as the Brady Plan. Agreements implemented under the Brady Plan are designed to reduce the debt service burden of heavily indebted nations, in exchange for various forms of credit enhancement coupled with economic policy reforms designed to improve the debtor country's ability to service its external obligations. The Brady Plan only sets forth the guiding principles for debt reduction and economic reform, emphasizing that solutions must be negotiated on a case by case basis between debtor nations and their creditors. As a result, the financial packages offered by each country differ.

Debt reduction is generally carried out through the exchange of outstanding commercial bank debt for various types of bonds, which may include (i) bonds issued at 100% of face value of such debt, (ii) bonds issued at a discount to face value of such debt, (iii) bonds offering fixed or floating rates of interest, (iv) bonds bearing a below market rate of interest which increases over time, and (v) bonds issued in exchange for the advancement of new money by existing lenders. Credit enhancement may take the form of collateralizing the principal with U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such bonds. Collateral purchases are financed by the International Monetary Fund ("IMF"), the World Bank and the debtor nation's reserves. In addition, the first two or three interest payments on certain types of Brady bonds may be collateralized by cash or securities agreed upon by creditors.

As a pre-condition to issuing Brady bonds, debtor nations are generally required to agree to the implementation of certain domestic monetary and fiscal reform measures with the World Bank or the IMF. Such measures have included the liberalization of trade and foreign investments, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to improve the debtor's ability to service its external obligations and promote its growth and development.

Brady bonds have been issued by a number of Emerging Countries, primarily in Latin America. Several other Emerging Countries are currently negotiating or have reached agreement with their creditors in sovereign debt restructuring that will result in the issuance of Brady bonds. For purposes of applicable tax and 1940 Act rules and regulations, Brady bonds are not considered U.S. Government securities.

The Debt Portfolio may invest in either collateralized or uncollateralized Brady bonds. Brady bonds are issued in various currencies (primarily U.S. dollars) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Emerging Country issuers. Because of the large size of most Brady bond issues, Brady bonds are generally highly liquid instruments. Brady bonds may be collateralized or uncollateralized, may carry floating or fixed rates of interest, and may have maturities of up to 30 years. The most common are 30-year collateralized fixed-rate "par bonds" and floating-rate "discount bonds," which are collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds, and carry at least one year's rolling interest-rate guarantee in the form of cash or marketable securities.

Investors should recognize that Brady bonds have been issued only recently, and accordingly they do not have a long payment history. There can be no assurance that the Brady bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. For a discussion of the risks involved in investing in Brady bonds, see "Risk Factors--Sovereign Debt."

INDEXED SECURITIES (DEBT PORTFOLIO)

The Debt Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically, provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instruments to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INVESTMENT IN OTHER FUNDS (BOND AND DEBT PORTFOLIOS)

In accordance with the 1940 Act, the Bond and Debt Portfolios may each invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and each Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of each Portfolio's total assets may be invested in the securities of any one investment company. The Debt Portfolio may invest in both investment companies that are registered under the 1940 Act as well as those that are not required to be so registered. Investment in other investment companies or vehicles may be the sole or most practical means by which the Debt Portfolio can participate in certain securities markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the 1940 Act and market availability. There can be no assurance that vehicles or funds for investing in certain Emerging Countries will be available for investment, particularly in the early stages of the Portfolio's operations. In addition, special tax considerations may apply. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of BSAM, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As an investor in an investment company, each Portfolio would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses; however, BSAM has agreed to waive its fees to the extent necessary to comply with state securities laws. In addition, BSAM has agreed to waive its fees to the extent necessary to retain its current expense cap.

LOANS (HIGH YIELD AND DEBT PORTFOLIOS)

The High Yield and the Debt Portfolios may each invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of a Portfolio's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Portfolio having a contractual relationship only with the Lender, not with the borrower government. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire
Participations only if the Lender positioned between the Portfolio and the borrower is determined by BSAM to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by BSAM when purchasing marketable securities. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against a borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Portfolio may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to those securities for purposes of valuing the Portfolio and calculating its net asset value. Under normal conditions, the High Yield Portfolio will not invest more than 15% of its total assets in Loans and the Debt Portfolio will not invest more than 20% of its total assets in Loans.



MORTGAGE-RELATED SECURITIES (HIGH YIELD AND BOND PORTFOLIOS)

The High Yield and Bond Portfolios may each invest in mortgage-related securities, consistent with their investment objectives, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, BSAM determines that the securities meet the Portfolios investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Under normal conditions, the High Yield Portfolio will not invest more than 20% of its total assets in mortgage-related securities.

EQUITY SECURITIES (HIGH YIELD PORTFOLIO)

In seeking to meet its objective, the High Yield Portfolio may invest in "equity" securities, including distressed securities, as described below. These securities include foreign and domestic common stocks or preferred stocks, rights and warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock. To the extent the Portfolio invests in equity securities, there may be a diminution in the Portfolio's overall yield. See "Distressed Securities" below. Under normal conditions, the High Yield Portfolio will not invest more than 20% of its total assets in equity securities.

DISTRESSED SECURITIES (HIGH YIELD PORTFOLIO)

The High Yield Portfolio may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity securities of companies, that in the view of the Adviser are currently undervalued, out of favor or price depressed relative to their long- term potential for growth and income (operationally troubled issuers) (collectively, "distressed securities"). Investment in distressed securities involves certain risks. See "Risk Factors." Under normal conditions, the Portfolio will not invest more than 20% of its total assets in distressed securities.

ASSET-BACKED SECURITIES (BOND AND HIGH YIELD PORTFOLIOS)

The Bond and High Yield Portfolios may invest in asset-backed securities, which are a form of derivative securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The High Yield Portfolio currently intends to invest no more than 5% of its assets in asset-backed securities.

MUNICIPAL OBLIGATIONS (BOND AND HIGH YIELD PORTFOLIOS)

Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivision, agencies and instrumentalities, multistate agencies or authorities. While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and, in some cases, greater than the yields available on other permissible investments. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Dividends received by shareholders which are attributable to interest income received by a Portfolio from municipal obligations generally will be subject to federal income tax. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. The Bond Portfolio currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval. The High Yield Portfolio currently intends to invest no more than 5% of its assets in municipal obligations.

TEMPORARY STRATEGIES (ALL PORTFOLIOS)

Each Portfolio retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with a Portfolio's investment objectives, BSAM may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality fixed-income securities or money market instruments of U.S. or foreign issuers, and most or all of the Portfolio's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of a Portfolio shares or to meet ordinary daily cash needs, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments (See Appendix B).

SIMULTANEOUS INVESTMENTS (ALL PORTFOLIOS)

Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by BSAM. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.


MISCELLANEOUS TECHNIQUES (HIGH YIELD AND DEBT PORTFOLIOS)

In addition to the techniques and investments described above, the High Yield Portfolio may invest in trade claims, depository receipts and depository shares, and may engage in forward foreign currency exchange contracts, currency swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars and reverse repurchase agreements. The Debt Portfolio may engage in forward foreign currency agreements. The Debt Portfolio may engage in forward foreign currency exchange contracts, interest rate swaps, proxy hedging, cross hedging, settlement hedging, transaction hedging, position hedging and other strategies.

PORTFOLIO TURNOVER

The Portfolios will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because high yield markets can be especially volatile, securities of emerging market countries may at times be held only briefly. Under normal conditions, the portfolio turnover rates for the Bond Portfolio, High Yield Portfolio and Debt Portfolio generally will not exceed 250%, 150% and 150%, respectively, in any one year. However, the portfolio turnover rates may exceed this rate when BSAM believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

CERTAIN FUNDAMENTAL POLICIES

Each Portfolio may: (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. Each of the Bond Portfolio and the High Yield Portfolio may also (iii) invest up to 5% of the value of its total assets in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises may be purchased, without regard to any such limitation. This paragraph describes certain fundamental policies that cannot be changed as to a Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. See "Investment Objectives and Management Policies--Investment Restrictions" in the relevant Portfolio's Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

Each Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. In addition, the Debt Portfolio may purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of Debt Portfolio's investments in all such companies to exceed 10%, of the value of its total assets. See "Investment Objectives and Management Policies--Investment Restrictions" in The Bear Stearns Funds' Statement of Additional Information, and "Investment Objective and
Policies" in The Bear Stearns Investment Trust's Statement of Additional Information.

                                 Risk Factors

No investment is free from risk. Investing in a Portfolio will subject investors to certain risks which should be considered. The following risks apply to each Portfolio to the extent that it engages in the investment practices set forth below.

NET ASSET VALUE FLUCTUATIONS

No Portfolio's net asset value per share is fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.

FIXED-INCOME SECURITIES

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities that may be purchased by the Portfolios, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject a Portfolio to additional risk. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Funds' Board of Trustees. In accordance with such guidelines, BSAM will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

FOREIGN SECURITIES

Foreign securities involve certain risks, which should be considered carefully by an investor in the Portfolios. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company or government than about a domestic company or the U.S. Government. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgement against the issuers of such securities.

Investing in the securities markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.


Additional costs could be incurred in connection with a Portfolio's international investment activities. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversion between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's securities denominated in that currency. Such changes also will affect the Portfolio's income and distributions to shareholders. In addition, although the Portfolio will receive income in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Portfolio is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

Each Portfolio may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio.

RISK OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Portfolios, and thus the investors, may lose money through any unsuccessful use of these strategies. If BSAM's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include
(1) dependence on BSAM's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to pursue these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Dividends, Distributions and Taxes" in The Bear Stearns Funds' Statement of Additional Information and "Taxation" in the Bear Stearns Investment Trust's Statement of Additional Information.

The Portfolios will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Portfolios will generally purchase OTC options only if BSAM believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge its portfolio. There is also the risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.


HIGH YIELD SECURITIES

GENERAL. The High Yield and Debt Portfolios may invest all or substantially all of their assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which a Portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Portfolio with a commensurate effect on the value of its respective shares. Therefore, an investment in a Portfolio should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Portfolio's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Funds' Board of Trustees to value the Portfolio's securities and the Funds' Trustees may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect a Portfolio's ability to sell securities at their fair value. In addition, each Portfolio may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Portfolio may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may increase.

The ratings of fixed-income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their Debt Obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Portfolios may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose a Portfolio to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

As a result, a governmental obligor may default on its obligations. If such a default occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign Debt Obligations in the event of default under their commercial bank loan agreements.

DISTRESSED SECURITIES
Distressed securities involve a high degree of credit and market risk and may be subject to greater price volatility than other securities in which the Portfolio invests.

Although a Portfolio will invest in select companies which in the view of BSAM have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Portfolio may incur substantial or total losses on its investments. During an economic downturn or recession, securities of financially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of such portfolio investments may not be widely traded and that the Portfolio's position in such securities may be substantially relative to the market for such securities. As a result, the Portfolio may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

Distressed securities which a Portfolio may purchase may also include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. To the extent the Portfolio invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Portfolio to litigation risks or prevent the Portfolio from disposing of securities. In a bankruptcy or other proceeding, the Portfolio as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of the creditors. See "Investment Objective and Management Policies--Portfolio Securities--Bankruptcy and Other Proceedings--Litigation Risks" in The Bear Stearns Funds' Statement of Additional Information and "Risk Factors and Special Considerations--Investing in Securities Markets of Emerging Countries" in The Bear Stearns Investment Trust's Statement of Additional Information.


Of the Debt Portfolio's total net assets as of March 31, 1998, 94.85% consisted of portfolio investments and 5.15% consisted of other assets in excess of liabilities. The percentage of the Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1998 are as follows:

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BBB                         Baa                                               3.05%
         BB                          B                                                16.31%
         BB                          Ba                                               60.28%
         B                           B                                                15.38%
         NR                          NR                                                4.98%


Based on the weighted average ratings of all investments held during the Debt Portfolio's most recent fiscal period (the fiscal year ended March 31, 1998), the percentage of the Debt Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the Debt Portfolio's assets during the most recent period and is not necessarily representative of the Debt Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.


--------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE
                                                                                       OF TOTAL
         S&P                           MOODY'S                                         INVESTMENTS
         RATINGS                       RATINGS                                         RATED*
--------------------------------------------------------------------------------------------------
         BBB                           Baa                                              3.27%
         BB                            B                                               29.50%
         BB                            Ba                                              45.38%
         B                             B                                               16.66%
         NR                            NR                                               5.19%

Of the High Yield Portfolio's total net assets as of March 31, 1998, 110.88% consisted of portfolio investments and -10.88% consisted of liabilities in excess of other assets. The percentage of the High Yield Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1998 are as follows:

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BB                          B                                                 1.33%
         BB                          Ba                                                0.64%
         B                           Ba                                                0.64%
         B                           B                                                67.55%
         B                           Caa                                              11.25%
         CCC                         B                                                 3.63%
         CCC                         Caa                                               2.55%
         NR                          NR                                               12.41%

Based on the weighted average ratings of all investments held during the High Yield Portfolio's most recent fiscal period (the fiscal year ended March 31, 1998), the percentage of the High Yield Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the High Yield Portfolio's assets during the most recent period and is not necessarily representative of the High Yield Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.


-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BB                          B                                                 0.68%
         BB                          Ba                                                0.97%
         B                           Ba                                                1.31%
         B                           B                                                63.27%
         B                           Caa                                              12.45%
         CCC                         B                                                 3.67%
         CCC                         Caa                                               4.31%
         NR                          NR                                               13.34%

------

* Equivalent Unrated-These categories represent the comparable quality of unrated securities as determined by the Adviser. For foreign government obligations not individually rated by an internationally recognized statistical rating organization, the Debt Portfolio assigns a rating based on the rating of the sovereign credit of the issuing government.

Debt Obligations in which the Portfolios may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed rates. Changes in interest rates generally will cause the value of debt securities held by the Portfolio to vary inversely to changes in prevailing interest rates. A Portfolio's investments in fixed-rate debt securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in short-term obligations. Brady bonds and other Debt Obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to a discount.

DISCOUNT OBLIGATIONS

The Portfolios expect to invest in both short-term and long-term Debt Obligations purchased at a discount, for example, zero coupon securities. The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities. See "Taxation" in the Statement of Additional Information for a discussion of original issue discount and market discount. In order to distribute income realized by a Portfolio and thereby maintain its qualification as a "regulated investment company" under the Code, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, use its cash assets or borrow funds on a temporary basis necessary to declare and pay a distribution to shareholders. Under adverse market conditions, this may result in shareholders receiving a portion of their original purchase price as a taxable dividend and could further negatively impact net asset value.

POLITICAL AND ECONOMIC FACTORS

Investing in Debt Obligations of emerging countries involves risks relating to political and economic developments abroad. The value of a Portfolio's investments will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolio has invested. In many cases, governments of Emerging Countries continue to exercise a significant degree of control over the economy, and government actions concerning the economy may adversely effect issuers within that country. Government actions relative to the economy, as well as economic developments generally, may also affect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of Emerging Country issuers to make payments on their Debt Obligations regardless of their financial condition. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries.

While BSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings. The Portfolio will treat investments of the Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

FOREIGN EXCHANGE RISK

Many of the currencies of Emerging Countries have experienced significant devaluations relative to the dollar, and major adjustments have been made in certain of them at times. To the extent a Portfolio had invested in non-dollar denominated securities, a decline in the value of such currency would reduce the value of certain portfolio securities and the net asset value of the Portfolio. The Debt Portfolio may invest up to 30% of its assets in Debt Obligations denominated in local currencies. In addition, if the exchange rate for the currency in which the Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated in currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

SOVEREIGN DEBT

Investing in Debt Obligations of governmental issuers in Emerging Countries involves economic and political risks. While BSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings. The governmental entity that controls the servicing of obligations of those issuers may not be willing or able to repay the principal and/or interest when due in accordance with the terms of the obligations. A governmental entity's willingness or ability to repay principal and interest when due in a timely manner may be affected by, among other factors, its cash flow situation, the market value of the debt, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the IMF and the political constraints to which the governmental entity may be subject. As a result, governmental entities may default on their obligations. Holders of certain Emerging Country Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to their issuers. The interests of holders of Emerging Country Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.


Sovereign obligors in developing and Emerging Countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the sovereign debt securities in which the Portfolio expects to invest have in the past experienced substantial difficulties in servicing their external Debt Obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings.

Sovereign debt issued by issuers in many Emerging Countries generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt may be comparable to securities rated D by S&P or C by Moody's.

INVESTING IN SECURITIES MARKETS OF EMERGING COUNTRIES

Most securities markets in Emerging Countries may have substantially less volume and are subject to less government supervision than U.S. securities markets, and securities of many issuers in Emerging Countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is generally less government regulation of securities exchanges, securities dealers, and listed and unlisted companies in Emerging Countries than in the United States.

Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain Emerging Country Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Emerging Country Debt Obligations and increase the costs and expenses of a Portfolio. Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.


Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Throughout the last decade many Emerging Countries have experienced and continue to experience high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse affect on a Portfolio's non-dollar denominated securities and on the issuers of debt obligations generally.

In addition, with respect to certain Emerging Countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, and political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other. The risk also exists that an emergency situation may arise in one or more emerging countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Funds may suspend redemption of Portfolio shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly, if a Portfolio believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a Portfolio's identification of such condition until the date of the Securities and Exchange Commission action, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

REPORTING STANDARDS

The Debt Obligations of emerging markets countries will not be registered with the Securities and Exchange Commission or subject to U.S. regulatory or reporting requirements. Disclosure requirements in Emerging Countries are generally not as stringent as in the U.S. and there may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers.

INVESTMENT PRACTICES

Certain of the investment practices in which the Portfolios may engage have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent BSAM's views as to certain market movements are incorrect, the risk that the use of such strategies could result in losses greater than if they had not been used. The risks associated with illiquidity are particularly acute in situations in which a Portfolio's operations require cash, such as when the Portfolio redeems for its shares of beneficial interests or pays distributions, and may result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at the price set at the time of the contract. The use of forward foreign currency exchange contracts entails certain risks. The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Use of put and call options could result in losses to the Portfolios, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions could result in the Portfolio's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. A Portfolio depends upon the reliability and creditworthiness of the counterparty when it enters into OTC currency or securities options or other agreements. Investments in indexed securities offer the potential for an attractive rate of return, but also entail the risk of loss of principal. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regards to the Portfolio's use of proxy hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relating to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.

YEAR 2000 RISK

Many of the world's computer systems currently record years in two-digit format. Such computer systems will be unable to properly interpret dates beyond the year 1999, which could lead to business disruptions in the U.S. and internationally (the "Year 2000 Issue").

To ensure that the Portfolios are not negatively impacted by the Year 2000 Issue, BSAM's corporate parent through its relevant subsidiaries or its affiliates commenced in 1996, and have made significant progress on, a coordinated effort to identify and correct any Year 2000 Issues that could potentially arise in internally developed computer systems and to either obtain representations from or make other inquiries of those parties who provide computer applications or services that are computer system dependent that BSAM has determined are critical to the Portfolios.

At the present time, BSAM has been informed by its corporate parent that it expects that most of its significant Year 2000 corrections should be tested in production by the end of 1998. Full integration testing of these systems and testing of interfaces with third party providers will continue through 1999. However, there can be no assurance that such schedule will be met or the systems of other companies on which BSAM and the Portfolios are dependent also will be timely converted or that such failure to convert by another company would not have an adverse effect on the Portfolios.


                         Management of the Portfolios

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. Each Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER AND MANAGER

The Portfolios' investment adviser and manager is BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1998, of $9.8 billion.

BSAM supervises and assists in the overall management of the Portfolios' affairs under an Investment Advisory Agreement between BSAM and the Portfolios, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

BSAM uses a team approach to money management consisting of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

Under the terms of an Investment Advisory Agreement, BSAM is entitled to receive from the Bond Portfolio and High Yield Portfolio a monthly fee equal to an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1998, investment advisory fees accrued by the Bond Portfolio and High Yield Bond Portfolio amounted to $91,715 and $28,723, respectively, all of which was waived.

Under the terms of the Investment Management Agreement, the Debt Portfolio pays BSAM a fee computed daily and payable monthly, at an annual rate equal to 1.15% of the Debt Portfolio's average daily net assets up to $50 million, 1.00% of the Debt Portfolio's average daily net assets of more than $50 million but not in excess of $100 million, and 0.70% of the Debt Portfolio's average daily net assets above $100 million. For the fiscal year ended March 31, 1998, investment management fees earned by the Debt Portfolio amounted to $435,752, of which $328,977 was waived.

BSAM has agreed that if, in any fiscal year, the sum of the Debt Portfolio's expenses exceeds the expense limitations applicable to the Debt Portfolio imposed by state securities administrators, BSAM will reimburse the Debt Portfolio its fees under the Investment Management Agreement or make other arrangements to limit Debt Portfolio expenses to the extent required by such expense limitations. From time to time, BSAM may waive receipt of its fees and/or voluntarily assume certain of the Debt Portfolio's expenses, which would have the effect of lowering the Debt Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Debt Portfolio will not pay BSAM at a later time for any amounts it may waive, nor will the Debt Portfolio reimburse BSAM for any amounts it may assume until such time as the average net assets of the Debt Portfolio exceed $50 million or the total operating expenses of the Debt Portfolio are less than 1.75%, 2.40% and 2.40% of the Class A shares, Class B and Class C shares, respectively, of the Debt Portfolio. The investment management fees paid by the Debt Portfolio are greater than those paid by most funds, but are believed by BSAM to be appropriate for fees paid by funds with a global investment strategy.



PORTFOLIO MANAGEMENT

BSAM uses a team approach to manage each Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.


ADMINISTRATOR

Each Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with assets at June 30, 1998 of over $3.0 billion.

For providing administrative services to each Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 (before fee waiver) of 1% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with the Funds, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum annual fee of $150,000 for each portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering a Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. No Portfolio will pay BSFM at a later time for any amounts it may waive, nor will a Portfolio reimburse BSFM for any amounts it may assume. From time to time PFPC Inc. may waive a portion of its fee. PFPC Inc. reserves the right to revoke this voluntary fee waiver at any time.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of each Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Funds to use the name "Bear Stearns" or derivatives thereof as part of the Funds' name for as long as the Investment Advisory and Management Agreements are in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as each Portfolio's principal underwriter and distributor of each Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under each Portfolio's Distribution and Shareholder Servicing Plans described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, acts as the custodian for the Bond Portfolio and the High Yield Portfolio.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the custodian for the Debt Portfolio's assets.

PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as each Portfolio's administrator, transfer agent, dividend-paying agent and registrar.

Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Portfolios' portfolio of securities and cash invested in securities of foreign countries are held by their subcustodians, who are approved by the Trustees of the Portfolios in accordance with the rules of the Securities and Exchange Commission.


                               How to Buy Shares

GENERAL

The minimum initial investment is $2.5 million. Subsequent investments may be made in any amount. Share certificates are issued only upon written request. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to the minimum investment requirement. In addition, accounts under the discretionary management of Bear Stearns and its affiliates are not subject to the minimum investment requirement.

Purchases of a Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of a Portfolio's shares also may be made directly through the Transfer Agent. Investors must specify that Class Y is being purchased.

Purchases are effected at Class Y Shares' net asset value next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--[Name of Portfolio]--Class Y" or "Bear Stearns Investment Trust--Emerging Markets Debt Portfolio--Class Y" if purchased directly from a Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: "The Bear Stearns Funds-- [Name of Portfolio]--Class Y" or "Bear Stearns Investment Trust--Emerging Markets Debt Portfolio--Class Y" P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in a Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with a Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Attention: The Bear Stearns Funds--[Name of Portfolio]--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

                                Net Asset Value

Shares of the Portfolios are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of each Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in The Bear Stearns Funds' Statement of Additional Information and "Net Asset Value" in Bear Stearns Investment Trust's Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Funds could subject the investor to backup withholding and a $50 penalty imposed by the Internal Revenue Service (the "IRS").

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for Class Y shares of a Portfolio, Class Y shares of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and
the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use. To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone instructions are genuine. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor any Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If the exchanging shareholder does not currently own Class Y shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan, or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 business days' notice to the affected portfolio or fund shareholders. The Fund, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).


Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal
Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or Fund.

Class Y Shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the Class Y shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by a Portfolio in Class Y shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request. Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges when shares are redeemed directly through Bear Stearns.

Each Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 business days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 business days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 business days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Funds shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Funds may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Funds shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds-[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If share certificates have been issued, written redemption instructions, indicating the portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency or savings association who are participants in a medallion program by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. The Funds reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1- 800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, each Portfolio's net asset value may fluctuate.

                       Dividends and Distributions

BOND PORTFOLIO AND HIGH YIELD PORTFOLIO

All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."

Dividends will be automatically reinvested in additional shares of each Portfolio at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. Each Portfolio ordinarily pays dividends from its net investment income monthly and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Neither Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired .

EMERGING MARKETS DEBT PORTFOLIO

The Portfolio declares and pays as dividends quarterly to shareholders substantially all of its net investment income (i.e., its income, including both original issue discount and market discount accretions, other than its net realized long and short-term capital gains and net realized foreign exchange gains). Substantially all of the Portfolio's net realized capital gains (net realized long-term capital gains in excess of net realized short- term capital losses, including any capital loss carryovers), net realized short-term capital gains and net realized foreign exchange gains, if any, are expected to be distributed each year by the Portfolio.

Each dividend and distribution, if any, declared by the Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio or redirected into another fund pursuant to the Redirected Distribution Option. This election should initially be made on a Shareholder's Account Information Form and may be changed upon written notice to either Bear Stearns, an Authorized Dealer or the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends and distributions will be reinvested in the Portfolio. The Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares of the Portfolio at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.


All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Portfolio, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Portfolio is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Portfolio (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. In order to provide sufficient time to process the change, such request should be received by the Transfer Agent at least five (5) business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to Bear Stearns or the Authorized Dealer which will be forwarded to the shareholder, upon the receipt of proper instructions.

At the time of an investor's purchase of shares of the Portfolio, a portion of the price per share may be represented by undistributed income of the Portfolio or unrealized appreciation of the Portfolio's securities. Therefore, subsequent distributions (or portions thereof) attributable to such items, may be taxable to the investor even if the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.


                                  Taxes


Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of such Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

Each Portfolio may enter into short sales "against the box." See "Description of the Portfolio-Investment Instruments and Strategies." Any gains realized by a Portfolio on such sales will be recognized at the time the Portfolio enters into the short sales.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on a Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSAM or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Federal regulations generally require the Portfolios to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Portfolios to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While a Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Portfolios intends to have each Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, a Portfolio is subject to a non- deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

If, for any reason, a Portfolio fails to qualify as a regulated investment company, the Portfolio would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Although management intends to have each Portfolio qualify as a regulated investment company, there can be no assurance that it will achieve this goal.

For a detailed discussion of certain federal, state and local tax consequences of investing in shares of the Portfolio, see "Taxation" in the Statement of Additional Information of Bear Stearns Investment Trust and the Bear Stearns Funds. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state and local taxes as well as to any foreign taxes.

                            Performance Information

For purposes of advertising, performance for Class Y shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Portfolio during the measuring period were reinvested in Class Y shares.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the High Yield Portfolio's shares, including data from Lipper Analytical Services, Lehman Brothers High Yield Bond Index, Credit Suisse First Boston High Yield Bond Index and other industry publications. Performance information that may be used in advertising or marketing the Total Return Bond Portfolio's shares can include data from Lipper Analytical Services, Inc., Morningstar, Inc., Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index, Salomon Brothers Broad Investment-Grade Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications. Comparative performance information may be used from time to time in advertising or marketing the Emerging Markets Debt Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Moody's Bond Survey Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

DEBT PORTFOLIO

Quotations of distribution rates are calculated by analyzing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the average net asset value during the period for which the distribution rates are being calculated.

The Debt Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, the Portfolio may from time to time advertise its performance relative to certain performance rankings and indices.

The investment results of the Debt Portfolio will fluctuate over time, and any presentation of investment results for any prior period should not be considered a representation of what an investment in the Debt Portfolio may earn or what the Debt Portfolio's performance may be in any future period.

In addition to information provided in shareholder reports, the Debt Portfolio may from time to time, in its discretion, make a list of the Debt Portfolio's holdings available to investors upon request. A discussion of the Debt Portfolio's performance will be included in the Portfolio's annual report to shareholders which will be made available to shareholders upon request and without charge.

                              General Information

The Bear Stearns Funds was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995.

The Bear Stearns Investment Trust was organized under the laws of The Commonwealth of Massachusetts on October 15, 1992 as a Massachusetts business trust pursuant to a Trust Agreement and commenced investment operations on May 3, 1993.

The Funds are authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each Portfolio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Fund's Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Portfolios" in the Portfolios' Statement of Additional Information, each Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Funds for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Funds) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Funds have the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Funds at PFPC Inc., Attention: The Bear Stearns Funds, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

ADDITIONAL INFORMATION

The term "majority of the outstanding shares" of each Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

As used in this Prospectus, the term "Business Day" refers to those days when the NYSE is open for business. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Martin Luther King's Day, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in each Portfolio's official sales literature in connection with the offer of the
Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                                   Appendix

RATINGS

The following is a description of certain ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which certain of each Fund's Portfolios may invest.

MOODY'S CORPORATE BOND RATINGS Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P CORPORATE BOND RATINGS

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

D&P COMMERCIAL PAPER RATINGS
Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1---High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

                            ----------------------

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Funds, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require a sale of such security by the Funds. However, BSAM will consider such event in its determination of whether the Funds should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

MONEY MARKET INSTRUMENTS

Each Portfolio may invest, for temporary defensive purposes, in the following types of money market instruments, each of which of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. TREASURY SECURITIES

U.S. Treasury securities include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES

In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS

Each Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. No Portfolio will invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS (ALL PORTFOLIOS)

Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by BSAM to be of comparable quality to those rated obligations which may be purchased by a Portfolio. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

   The
Bear Stearns
   Funds

   575 Lexington Avenue
   New York, NY 10022
   1-800-766-4111

   Distributor

   Bear, Stearns & Co. Inc.
   245 Park Avenue
   New York, NY 10167

   Investment Adviser

   Bear Stearns Asset Management Inc.
   575 Lexington Avenue
   New York, NY 10022

   Administrator

   Bear Stearns Funds Management Inc.
   245 Park Avenue
   New York, NY 10167

   Custodian

   Custodial Trust Company
   101 Carnegie Center
   Princeton, NJ 08540

   Custodian

   Emerging Markets Debt Portfolio
   Brown Brothers Harriman & Co.
   40 Water Street
   Boston, MA 02109

   Transfer & Dividend

   Disbursement Agent

   PFPC Inc.
   Bellevue Corporate Center
   400 Bellevue Parkway
   Wilmington, DE 19809

   Counsel

   Kramer, Levin, Naftalis & Frankel
   919 Third Avenue
   New York, NY 10022

   Counsel

   Emerging Markets Debt Portfolio
   Mayer Brown & Platt
   1675 Broadway
   New York, NY 10019

   Independent Auditors

   Deloitte & Touche LLP
   Two World Financial Center
   New York, NY 10281-1434

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIOS' PROSPECTUS AND IN THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIOS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THE PORTFOLIOS' PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         Emerging Markets Debt Portfolio
              a separate portfolio of Bear Stearns Investment Trust
                      Class A, Class B, Class C and Class Y



                       STATEMENT OF ADDITIONAL INFORMATION
                                 (July 28, 1998)


         Emerging Markets Debt Portfolio (the "Portfolio"), formerly known as Emerging Markets Debt Fund, is organized as a separate, non-diversified portfolio of Bear Stearns Investment Trust (the "Trust"), an open-end management investment company. The Portfolio's investment objective is to seek high current income by investing primarily in a portfolio of Debt Obligations of issuers located in Emerging Countries. The Portfolio's secondary objective is to provide investors with capital appreciation.


         This Statement of Additional Information is not a Prospectus. The information contained herein supplements and should be read only in conjunction with the current relevant Prospectus for the Portfolio, dated July 28, 1998 (the "Prospectus"). A copy of such Prospectus may be obtained without charge from Bear, Stearns & Co. Inc. ("Bear Stearns"), 245 Park Avenue, New York, New York 10167, or at 1-800-766-4111, your Bear Stearns account executive, any Authorized Dealer or the Transfer Agent at 1-800-447-1139. This Statement of Additional Information has been incorporated into the Prospectus. Capitalized terms used herein and not otherwise defined have the same meanings as are given to such terms in the Prospectus.

Bear Stearns Asset Management Inc. ("BSAM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as adviser to the Portfolio. BSAM is also referred to herein as the "Adviser". As of December 3, 1997, Bear Stearns Funds Management Inc., the registered investment adviser of the Portfolio, has changed its name to Bear Stearns Asset Management Inc.

Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of the Portfolio. As of December 4, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for the Trust and other affiliated and non-affiliated investment companies.

Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSAM, serves as the Portfolio's distributor ("Distributor").

                                TABLE OF CONTENTS

                                                                           Page

GENERAL......................................................................1
INVESTMENT OBJECTIVE AND POLICIES............................................1
INVESTMENT PRACTICES.........................................................7
RISK FACTORS AND SPECIAL CONSIDERATIONS......................................7
INVESTMENT LIMITATIONS......................................................14
MANAGEMENT OF THE PORTFOLIO.................................................16
DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS..........................24
PORTFOLIO TRANSACTIONS......................................................25
PURCHASE AND REDEMPTION INFORMATION.........................................27
SHARES OF THE PORTFOLIO.....................................................29
NET ASSET VALUE.............................................................30
PERFORMANCE AND YIELD INFORMATION...........................................31
CODE OF ETHICS..............................................................33
TAXATION....................................................................34
SPECIAL TAX CONSIDERATIONS..................................................39
MISCELLANEOUS...............................................................43
FINANCIAL STATEMENTS........................................................43
APPENDIX A - INVESTMENT PRACTICES..........................................A-1

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PORTFOLIO OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

        This Statement of Additional Information is dated July 28, 1998.

                                     GENERAL

         Emerging Markets Debt Portfolio (the "Portfolio"), formerly known as Emerging Markets Debt Fund, is organized as a separate, non-diversified portfolio of Bear Stearns Investment Trust (the "Trust"), an open-end management investment company organized under the laws of The Commonwealth of Massachusetts on October 15, 1992. The Portfolio commenced investment operations on May 3, 1993.


                        INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of, and techniques used by, the Portfolio and should be read in conjunction with the Prospectus section entitled "Investment Objective and Policies."

         General. The Portfolio seeks to provide investors with high current income by investing primarily in a portfolio of Debt Obligations of issuers located in Emerging Countries. The Portfolio's secondary objective is to provide investors with capital appreciation. The following information relates to and supplements the description of the Portfolio's investment policies contained in its Prospectus.


         Investments. The investment vehicles which the Portfolio's adviser, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser") is expected to acquire or utilize on behalf of the Portfolio are described below:


         Brady Bonds. "Brady bonds" are debt securities issued in exchange of outstanding commercial bank loans to Emerging Countries public and private entities in connection with sovereign debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, known as the Brady Plan. The Portfolio may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which generally have maturities of up to 30 years and may be fixed rate "par" bonds or floating rate "discount" bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady bonds and the history of defaults by Emerging Countries public and private entities with respect to their commercial bank loans, investments in Brady bonds may be viewed as speculative. In the case of "discount bonds," the collateral for interest is adjusted at regular intervals to allow for changes in interest rates. For purposes of applicable tax and the Investment Company Act of 1940, as amended (the "Investment Company Act"), rules and regulations, Brady bonds are not considered U.S. government securities.

         The Portfolio is not limited with respect to the percentage of its Brady bond investments that may be issued by any specific country, except to the extent necessary to satisfy the Asset Diversification Requirement described
under   "Taxation  -  General  Tax   Consequences   to  the  Portfolio  and  its
Shareholders."


         Loans. The Portfolio may invest up to 20% of its total assets in Loans. The Portfolio may invest in dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between one or more financial institutions and an obligor in the Emerging Country. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of setoff against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy. When the Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower of the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.


         In addition, certain of the Loans in which the Portfolio may purchase participations may be or may become subject to agreements to restructure the obligations. These agreements occasionally require the owners of the obligations to contribute additional capital. In such cases, the Portfolio as a participant, may be required to contribute its pro-rata portion of the funds demanded even though it may have insufficient assets to make such contribution. If this were to occur, the Portfolio could be forced to liquidate loan participations or sub-participations at unfavorable prices to avoid the new money obligations.

         Non-Dollar Denominated Securities. The Portfolio may invest up to 30% of its total assets in non-dollar denominated securities provided that no more than 20% of the Portfolio's assets are expected to be invested in Debt Obligations denominated in the local currency of any one country.

         Convertible Securities. The Portfolio may invest up to 10% of its total assets in convertible securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. The Portfolio only intends to invest in convertible securities where the value of the option is minimal and the convertible security trades on the basis of its coupon.


         Repurchase Agreements. The Portfolio may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("Repurchase Agreements"). The Portfolio would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the Repurchase Agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus accrued interest. The Adviser will consider the creditworthiness of a seller in determining whether to have the Portfolio enter into a Repurchase Agreement. There are no percentage limits on the Portfolio's ability to enter into Repurchase Agreements. The Portfolio will not invest more than 15% of its net assets in Repurchase Agreements maturing in more than seven (7) days. Repurchase Agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the Repurchase Agreement becomes bankrupt or otherwise fails to deliver the securities. Repurchase Agreements are considered to be loans by the Portfolio under the Investment Company Act.


         Reverse Repurchase Agreements. The Portfolio may also enter into reverse repurchase agreements with the same parties with whom it may enter into Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Portfolio also may enter into "dollar rolls," in which the Portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forgo principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act and may be entered into only for temporary or emergency purposes.

         When-Issued Securities; When, As and If Issued Securities; and Delayed Delivery Transactions. The Portfolio may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Portfolio at the time of entering into the transaction. The issuance of some of the securities in which the Portfolio may invest depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). If the anticipated event does not occur and the securities are not issued, the Portfolio would be entitled to receive any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment. There is no overall limit on the percentage of the Portfolio's assets that may be committed to the purchase of securities on a when issued basis, however, the Portfolio may only invest a maximum of 15% of its assets in when, as and if issued securities. The Portfolio will maintain a segregated account with its custodian of cash or liquid assets in an aggregate amount, equal to the amount of its commitment in connection with such purchase transactions to the extent required by the Investment Company Act. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Portfolio's purchase commitment. The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or assets to cover such commitments. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

         Investment in Other Funds. In accordance with the Investment Company Act, the Portfolio may invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and the Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of the value of the Portfolio's total assets may be invested in the securities of any one investment company.

         Standby Commitment Agreements. The Portfolio may from time to time enter into standby commitment agreements. Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security that the Portfolio has committed to purchase. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Portfolio. The Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restriction on resale, will not exceed 10% of its assets taken at the time of the acquisition of such commitment or security. The Portfolio will at all times maintain a segregated account with its custodian of cash or liquid assets in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Restricted and Illiquid Securities. The Portfolio may not invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven (7) days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven (7) days. Securities which have not been registered under the Securities Act are referred to as privately placed or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven (7) days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         Restricted securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country in which they are principally traded would not be considered illiquid. The Portfolio will treat any securities that are held in countries with restrictions on repatriation of more than seven
(7) days, as well as any securities issued in connection with debt conversion programs that are restricted as to the remittance of invested capital or profits, as illiquid securities for purposes of the 15% limitation. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse after the decision to dispose of the securities is made and the date the Portfolio may be permitted to sell a security under an effective registration statement. In addition, such transaction may entail greater transaction costs. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than the one that prevailed at the date of the determination to make a disposition.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


         Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales to qualified institutional buyers of certain securities otherwise subject to restriction on resale to the general public. The Adviser anticipates that the market for certain restricted securities will expand further under Rule 144A as a result of the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

         The Portfolio may purchase Rule 144A securities without regard to the limitation on investment in illiquid securities, provided a determination is made that such securities have a readily available trading market. The Adviser will determine the liquidity of Rule 144A securities under the supervision of the Board of Trustees. The liquidity of Rule 144A securities will be monitored by the Adviser, and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not exceed the applicable 15 percent limitation for investments in illiquid securities. In reaching liquidity decisions, the Adviser may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security;
(3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


         Borrowing and Leverage. The Portfolio may solely for temporary or emergency purposes borrow in an amount equal to approximately 15% of the Portfolio's total assets (including the amount borrowed) less all liabilities and indebtedness other than the borrowing and may use the proceeds of such borrowings. The Portfolio may not purchase securities when borrowings exceed 5% of the Portfolio's total assets. If market fluctuations in the value of the Portfolio's holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days of any such event the Portfolio may be required to sell securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Borrowings may be utilized to meet share redemptions of the Portfolio or to pay distributions and dividends to the Portfolio's shareholders in instances where the Portfolio does not desire to liquidate its holdings. Borrowing by the Portfolio will create an opportunity for increased net income but, at the same time, will involve special risk considerations. For example, leveraging might exaggerate changes in the net asset value of Portfolio shares and in the yield on the Portfolio's investments. Although the principal of such borrowing will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding.

         Lending of Portfolio Securities. The Portfolio may, in seeking to increase its income, lend securities in its holdings representing up to 33-1/3% of its total assets, taken at market value, to securities firms and financial institutions deemed creditworthy by the Adviser. The Portfolio will not lend its securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The creditworthiness of firms to which the Portfolio lends its securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees.


         Indexed Securities. The Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instruments to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. New forms of such securities continue to be developed. The Portfolio may invest in such securities to the extent consistent with its investment objectives.


         Trade Claims. The Portfolio may invest in trade claims, which are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including (i) the possibility that the amount of the claim may be disputed by the obligor, (ii) the debtor may have variety of defenses to assert against the claim under the bankruptcy code, (iii) volatile pricing due to a less liquid market, including a small number of brokers for trade claims and a small universe of potential buyers, (iv) the possibility that the Portfolio may be obligated to purchase a trade claim larger than initially anticipated, and (v) the risk of failure of sellers of trade claims to indemnify the Portfolio against loss due to the bankruptcy or insolvency of such sellers. The negotiation and enforcement of rights in connection with trade claims may result in higher legal expenses to the Portfolio, which may reduce return on such investments. It is not unusual for trade claims to be priced at a discount to publicly traded securities that have an equal or lower priority claim. Additionally, trade claims may be treated as non-securities investments. As a result, any gains may be considered "non-qualifying" under the Internal Revenue Code of 1986, as amended (the "Code").

         Depository Receipts and Depository Shares. The Portfolio may invest in American Depository Receipts ("ADRs") or other similar securities, such as american depository shares and global depository shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Portfolio may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Portfolio, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Portfolio, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

Other Investment Policies And Practices of The Portfolio

         Non-Diversified Status. The Portfolio is classified as non-diversified within the meaning of the Investment Company Act, which means that the Portfolio is not limited by such Investment Company Act in the proportion of its assets that it may invest in securities of a single issuer. The Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for the purposes of Subchapter M of the Code. See "Taxation." To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, the Portfolio's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


         Limitations on Futures and Options Transactions. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the following representations:

         (a) The Portfolio will use commodity futures contracts and options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Portfolio may hold long positions in commodity futures contracts or options that do not fall within the definition of bona fide hedging transactions if the positions are used as part of the Portfolio management strategy and are incidental to the Portfolio's activities in the underlying cash market, and the underlying commodity value of the positions at all times will not exceed the sum of (i) cash or U.S. dollar-denominated high quality, short term money market instruments set aside in an identifiable manner, plus margin deposits, (ii) cash proceeds from existing investments due in 30 days, and (iii) accrued profits on the positions held by a futures commission merchant; and

         (b) The Portfolio will not enter into any commodity futures contracts or options if, as a result, the sum of initial margin deposits on commodity futures contracts or options the Portfolio has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Portfolio's total assets.


         Temporary Investments. Pending investment or for temporary defensive purposes (such as when the Adviser believes instability or unfavorable conditions exist in Emerging Countries), the Portfolio may invest up to 100% of its total assets in U.S. government securities with maturities of less than one year and certain short-term high quality debt instruments. The short-term instruments in which the Portfolio may invest include, but are not limited to: U.S. government securities, money market funds that invest primarily in U.S. government securities and repurchase agreements in respect of these securities. The U.S. government securities in which the Portfolio may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).



                              INVESTMENT PRACTICES

         The Portfolio may engage in certain forward, futures, options, forward foreign exchange contracts, interest rate swaps and other strategies to attempt to reduce the overall risk of its investments (hedge), adjust investment exposure, enhance income, or to replicate a fixed income return in markets which present an attractive interest rate environment but which restrict foreign investment in fixed income securities; however, the instruments necessary to engage in such investment practices may not generally be available or may not provide a perfect hedge and also entail certain risks.


         The Portfolio intends to use such investment practices as a complement to its fundamental investment strategies based on the judgment of the Adviser. The Adviser may utilize these investment practices to the extent that they are consistent with the Portfolio's investment objective and permitted by the Portfolio's investment limitations and applicable regulatory authorities. A detailed discussion of these various investment practices, the limitations on the portion of the Portfolio's assets that may be used in connection with the investment practices and the risks associated with such investment practices are described in Appendix A to this Statement of Additional Information.



                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investment  in  the   Portfolio   involves  risk  factors  and  special
considerations, such as those described below:

         Low Rated and Unrated Instruments. At any one time, substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. Debt Obligations of the type in which the Portfolio will invest substantially all of its assets are generally considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody's and S&P. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "JUNK BONDS." Investment grade is generally considered to be debt securities rated BBB by S&P or Baa or higher by Moody's. Non-investment grade debt securities (that is, securities rated Ba1 or lower by Moody's or BB+ or lower by S&P) are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the Debt Obligations held by the Portfolio may be comparable to securities rated as low as C by Moody's or D by S&P, the lowest ratings assigned by these agencies. These securities are considered to have extremely poor prospects of ever attaining any real investment grade standing, and to have a current identifiable vulnerability to default, and the issuers and/or guarantors of these securities are considered to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

         Low rated and unrated Debt Obligations generally offer a higher current yield than that available from higher grade issues, but involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaults, the Portfolio may incur additional expenses to seek recovery. The foreign issuer may not be willing or able to repay the principal interest of such obligations and/or when it becomes due, due to factors such as debt service, cash flow situation, the extent of its foreign reserves, and the availability of sufficient foreign exchange on the date a payment is due. The risk of loss due to default by the issuer is significantly greater for the holders of low rated and unrated debt securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, in recent years some of the Latin American countries in which the Portfolio expects to invest have defaulted on their sovereign debt.

         The Portfolio may have difficulty disposing of certain high yield, high risk securities because there may be a thin trading market for such securities. The secondary trading market for high yield, high risk securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

         Low rated and unrated Debt Obligations frequently have call or redemption features which would permit an issuer to repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading. Factors adversely affecting the market value of high yield, high risk securities are likely to adversely affect the Portfolio's net asset value. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

         The Portfolio is subject to restrictions on the maturities of Debt Obligations it holds, those maturities may range from overnight to 30 years. Changes in interest rates generally will cause the value of debt securities held by the Portfolio to vary inversely to changes in prevailing interest rates. The Portfolio's investments in fixed-rate debt securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in short-term obligations. Brady bonds and other Debt Obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than Debt Obligations of comparable maturities which are not subject to a discount.

         Discount Obligations. The Portfolio may invest in certain zero coupon securities and other obligations purchased with market discount. Zero coupon securities pay no interest to holders prior to maturity. A portion of the original issue discount on zero coupon securities and the market discount on market discount obligations will be included currently in the Portfolio's income. Accordingly, for the Portfolio to qualify for tax treatment as a regulated investment company under Part I of Subchapter M of the Code, see "Taxation," the Portfolio may be required to distribute currently as a dividend an amount that is greater than the total amount of cash it currently actually receives. As a result, the Portfolio may be required to sell securities to make such distributions. Under adverse market conditions, this may result in Shareholders receiving a portion of their original purchase price as a taxable dividend and could further negatively impact net asset value. Also, the Portfolio will be unable to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon securities and other Debt Obligations in which the Portfolio may invest usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

         Political and Economic Factors. Investing in Debt Obligations of Emerging Countries involves risks relating to political and economic developments abroad. The value of the Portfolio's investments will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolio has invested. In many cases, governments of Emerging Countries continue to exercise a significant degree of control over the economy, and government actions concerning the economy may adversely affect issuers within that country. Government actions relative to the economy, as well as economic developments generally, may also affect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of Emerging Country issuers to make payments on their debt obligations regardless of their financial condition. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries. While the Adviser intends to manage the Portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings. The Portfolio will treat investments of the Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.


         Foreign Exchange Risk. Up to 30% of the Portfolio's assets may be invested in non-dollar denominated Debt Obligations, and the value of the assets of the Portfolio as measured in U.S. dollars will therefore be affected by changes in foreign currency exchange rates. Many of the currencies of Emerging Countries have experienced significant devaluations relative to the dollar, and major adjustments have been made in certain of them at times. To the extent the Portfolio has invested in non-dollar denominated securities, a decline in the value of such currency would reduce the value of certain portfolio securities and the net asset value of the Portfolio. In addition, if the exchange rate for the currency in which the Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

         If non-U.S. dollar-denominated securities are not hedged, a decline in the value of currencies in which such securities are denominated or on which an issuer's revenues are based against the U.S. dollar will result in a corresponding decline in the U.S. dollar value of the Portfolio's assets. These declines will in turn affect the Portfolio's income and credit. The Portfolio will compute its income on the date of its receipt by the Portfolio at the exchange rate in effect with respect to the relevant currency on that date. If the value of a currency declines relative to the U.S. dollar between the date income is received and the date the Portfolio makes distributions, the amount available for distributions to the Portfolio's shareholders could be reduced. If the exchange rate against the U.S. dollar of a currency in which a portfolio security of the Portfolio is denominated declines between the time the Portfolio incurs expenses in U.S. dollars and the time expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars would be greater than the equivalent amount in the currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the U.S. dollar may also result in foreign currency losses that reduce distributable net investment income.

         Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. The Portfolio may employ certain investment practices to hedge its foreign currencies exposure; however, the instruments necessary to engage in such practices may not generally be available or may not provide a perfect hedge and may also entail certain risks.

         To the extent that a substantial portion of the Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated in currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

         Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of a default.

         Investing in Debt Obligations of governmental issuers in Emerging Countries involves economic and political risks. The governmental entity that controls the servicing of obligations of those issuers may not be willing or able to repay the principal and/or interest when due in accordance with the terms of the obligations. A governmental entity's willingness or ability to repay principal and interest when due in a timely manner may be affected by, among other factors, its cash flow situation, the market value of the debt, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the International Monetary Fund and the political constraints to which the governmental entity may be subject. As a result, governmental entities may default on their obligations. Holders of certain Emerging Country Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to their issuers. The interests of holders of Emerging Country Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.

         Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.


         The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Investors should also be aware that certain sovereign debt instruments in which the Portfolio may invest involve great risk. Sovereign debt issued by issuers in many Emerging Countries generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt may be comparable to securities rated D by S&P or C by Moody's. The Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's investments and calculating its net asset value. When and if available, fixed income securities may be purchased by the Portfolio at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Portfolio may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.


         Investing in Securities Markets of Emerging Countries. Most securities markets in Emerging Countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in Emerging Countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in Emerging Countries than in the United States.

         Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no cash is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Foreign investment in certain Emerging Country Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Emerging Country Debt Obligations and increase the costs and expenses of the Portfolio. Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

         Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

         In the course of investment in Emerging Country Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more Emerging Countries. Political changes in Emerging Countries may affect the willingness of an Emerging Country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects its ability to honor its obligations. While the Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Portfolio to suffer a loss of value in respect of the securities in the Portfolio's portfolio.

         The risk also exists that an emergency situation may arise in one or more Emerging Countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Trust may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "Commission"). Accordingly, if the Portfolio believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that an emergency is present. During the period commencing from the Portfolio's identification of such condition until the date of the Commission action, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

         Volume and liquidity in most foreign bond markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain Emerging Countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual Emerging Country economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The Portfolio may have limited legal recourse in the event of a default with respect to certain Debt Obligations it holds. If the issuer of a fixed-income security owned by the Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. Debt Obligations issued by Emerging Country governments differ from debt obligations of private entities; remedies from defaults on Debt Obligations issued by Emerging Country governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Portfolio's ability to enforce its rights against private issuers may be limited. Notwithstanding the fact that most loan agreements are governed by New York or English law, the ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of Debt Obligations may be substantially different from those of other countries. The political context, expressed as an Emerging Country governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of Debt Obligations in the event of default under commercial bank loan agreements.


         Income from securities held by the Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the Emerging Countries in which the Portfolio makes its investments. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.


         Most Emerging Countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain Emerging Countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

         Emerging Country governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain Emerging Country governmental issuers have not been able to make payments of interest on or principal of Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Governments of many Emerging Countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in Emerging Countries, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Portfolio's investments. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain Emerging Countries and could adversely affect the Portfolio's assets should these conditions recur.

         The ability of Emerging Country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An Emerging Country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an Emerging Country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that Emerging Countries receive payment for their exports in currencies other than dollars or non-Emerging Countries currencies, their ability to make debt payments denominated in dollars or non-Emerging Countries currencies could be affected.

         To the extent that an Emerging Country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of Emerging Countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of Emerging Country governmental issuers to make payments on their obligations. In addition, the cost of servicing Emerging Country Debt Obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of Emerging Countries to repay Debt Obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of Emerging Countries to make payments on these Debt Obligations.

         Reporting Standards. It is likely that none of the Debt Obligations held by the Portfolio will be registered with the Commission or subject to U.S. regulatory or reporting requirements. Disclosure requirements in Emerging Countries are generally not as stringent as in the U.S., and there may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable domestic issuers.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. In addition to the relative lack of publicly available information about issuers in Emerging Countries, the national income accounting, auditing and financial reporting standards and practices of Emerging Countries may not be equivalent to those employed in the U.S. and may differ in fundamental areas, such as accounting for inflation. For instance, inflation accounting rules in some Emerging Countries, require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Thus, inflation accounting may indirectly generate losses or profits for certain Emerging Country companies.


         Investment Practices. Certain of the investment practices in which the Portfolio may engage have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's views as to certain market movements are incorrect, the risk that the use of such strategies could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions could result in the Portfolio's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The Portfolio depends upon the reliability and creditworthiness of the counterparty when it enters into OTC currency or securities options or other agreements. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position. In addition, futures and options markets could not be liquid in all circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options in which case the exposure is limited to the cost of the initial premium. Losses resulting from the use of such strategies would reduce the Portfolio's net asset value, and possibly income, and the losses can be greater than if the strategies had not been used. The use of forward foreign currency exchange contracts entails certain risks. See "Investment Practices" described in Appendix A to this Statement of Additional Information.


         Non-Diversification. Investment in the Portfolio, which is classified as a non-diversified investment company under the Investment Company Act, may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified investment company typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. The Portfolio's assumption of large positions in the obligations of a small number of issuers will affect the value of the securities it holds to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers.

         Illiquid and Restricted Securities. Investments of the Portfolio's assets in "illiquid securities," i.e., securities that are restricted in their transfer or for which market quotations are otherwise not readily available or repurchase agreements over seven (7) days, may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a favorable price. The risks associated with illiquidity are particularly acute in situations in which the Portfolio's operations require cash, such as when the Portfolio redeems for shares of beneficial interests or pays distributions, and may result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments.

         Clearance and Settlement Procedures. Emerging Countries' securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in clearance and settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a Portfolio security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Operating Expenses. The costs attributable to foreign investing that the Portfolio must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which the Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Portfolio would be subject. See "Taxation."

         Other Factors. The net asset value of the shares of beneficial interest will change with changes in the value of the Portfolio's holdings. Because the Portfolio will invest primarily in debt securities, the net asset value of the shares of beneficial interest could be expected to change as general levels of interest rates fluctuate. Generally, when interest rates increase, the value of debt securities held by the Portfolio can be expected to decrease and when interest rates decrease, the value of the debt securities held by the Portfolio can be expected to increase.


                             INVESTMENT LIMITATIONS

         The Trust has adopted the following investment restrictions, none of which may be changed with respect to the Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. As defined in the Investment Company Act, "a majority of the outstanding voting securities" of the Portfolio means the vote (a) of 67% or more of the shares present at a meeting of Shareholders of the Portfolio, if the holders of more than 50% of the Portfolio's outstanding shares are present or voting by proxy at the meeting, or (b) of more than 50% of the outstanding shares of the Portfolio, whichever is less. For the purposes of the limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio.

         The Portfolio may not:

         (1) Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate its assets except in connection with such borrowings. This restriction shall not prevent the Portfolio from entering into reverse repurchase agreements, provided that reverse repurchase agreements and any other transactions constituting borrowing by the Portfolio may not exceed 10% of the Portfolio's total assets. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 8.)

         (2) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation is not applicable to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

         (3) Make short sales of securities, except short sales against-the-box, or maintain a short position. (The Portfolio does not currently intend to make short sales against-the-box.)

         (4) Underwrite securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act in selling portfolio securities.

         (5) Purchase, hold or deal in real estate, including limited partnership interests, or oil, gas or other mineral leases, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

         (6) Purchase or sell commodities or commodity contracts, except that the Portfolio may (a) purchase and sell futures contracts, including those relating to securities, currencies and indices, and (b) purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

         (7) Make loans, except that the Portfolio may (a) purchase and hold debt instruments (including bonds, debentures or other debt instruments or interests therein, government obligations, short-term commercial paper, certificates of deposit and bankers acceptances) in accordance with its investment objectives and policies, (b) invest in Loans, participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities.

         (8) Issue any senior security (as such term is defined in Section 18(f) of the Investment Company Act) except as otherwise permitted in Investment Limitations Nos. (1), (3) and (7); and, in the case of Investment Limitations Nos. (3) and (7), provided the coverage requirements enunciated by the SEC are followed.

         (9) Invest more than 10% of the value of its total assets in securities of issuers having a record, together with predecessors, of less then three years of continuous operation.

         (10) Make investments for the purpose of exercising control or management. Investments by the Portfolio in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

         Except for the percentage restrictions applicable to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

         For purposes of the Portfolio's concentration policy contained in limitation (2) above, for so long as the staff of the Commission considers securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organization in the aggregate to be securities of issuers in the same industry, the Portfolio intends to comply with such Commission staff position.

         In order to permit the sale of shares of the Portfolio in certain states, the Portfolio may make commitments more restrictive than the investment policies and limitations above. If the Portfolio determines that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In addition, the Portfolio may be subject to investment restrictions imposed by countries in which it invests directly or indirectly.

         The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceed 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if the OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Portfolio and may be amended by the Trustees of the Portfolio without the approval of the Portfolio's shareholders. However, the

Portfolio will not change or modify this policy prior to the change or modification by the Commission staff of its position.


         Securities held by the Portfolio generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.



                           MANAGEMENT OF THE PORTFOLIO

         The  following  information  supplements  and  should  be read with the section in the Prospectus entitled "Management of the Portfolio."

         Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.




                                                Position(s)                      Principal Occupation(s)
Name and Address                       Age      with Portfolio                   During Past Five Years

Peter M. Bren                          64       Trustee                          President of The Bren Co. since 1969,
126 East 56th Street                                                             President of Koll, Bren Realty
New York, NY 10022                                                               Advisors and Senior Partner for
                                                                                 Lincoln Properties prior thereto.

Donalda L. Fordyce                     39       Vice President                   Senior Managing Director of Bear
575 Lexington Avenue                                                             Stearns since March, 1996, previously
New York, NY 10022                                                               Vice President, Asset Management
                                                                                 Group, Goldman, Sachs from 1986
                                                                                 to 1996.

Peter B. Fox*                          46       Trustee                          Managing Director - Emeritus -
Three First National Plaza                                                       February 1997, Founder, Fox
Chicago, IL 60602                                                                Development Corp. - 1997.

Michael Minikes*                       53       Trustee and Chairman             Senior Managing Director of Bear
245 Park Avenue                                                                  Stearns since September 1985,
New York, NY 10167                                                               Chairman of BSFM since December
                                                                                 1997, Treasurer of Bear Stearns since
                                                                                 January 1986, Treasurer of The Bear
                                                                                 Stearns Companies Inc. since
                                                                                 September 1985, Director of The Bear
                                                                                 Stearns Companies Inc. since October
                                                                                 1989.

M.B. Oglesby, Jr.                      56       Trustee                          President and Chief Executive Officer,
50 F. Street, N.W.                                                               Association of American Railroads
Washington, D.C.  20001                                                          since June 1997 - March 1998, Vice
                                                                                 Chairman of Cassidy Associates
                                                                                 from February 1996 to June 1997,
                                                                                 Senior Vice President of RJR Nabisco,
                                                                                 Inc. from April 1989 to February 1996,
                                                                                 Former Deputy Chief of Staff-White
                                                                                 House from 1988 to January 1989.

John R. McKernan, Jr.                  50       Trustee                          Chairman and Chief Executive Officer
P.O. Box 15213                                                                   of McKernan Enterprises Inc. since
Portland, ME 04112                                                               January 1995; Governor of Maine prior
                                                                                 thereto.

Robert S. Reitzes                      54       President                        President of Mutual Funds for Bear
575 Lexington Avenue                                                             Stearns Asset Management, Senior
New York, NY 10022                                                               Managing Director, Bear Stearns, since
                                                                                 March 1994, Co-Director of Research,
                                                                                 C.J. Lawrence/Deutsche Bank Securities
                                                                                 from January 1991 to March 1994, Chief
                                                                                 Investment Officer, Mabon & Nugent
                                                                                 & Co. from December 1984 to January 1991.







                                                Position(s)                      Principal Occupation(s)
Name and Address                       Age      with Portfolio                   During Past Five Years

Stephen A. Bornstein                   55       Vice President                   Managing Director, Legal Department,
575 Lexington Avenue                                                             Bear Stearns since September 1990,
New York, NY  10022                                                              General Counsel Bear Stearns Asset
                                                                                 Management.

Frank J. Maresca                       40       Vice President and               Managing Director of Bear Stearns
245 Park Avenue                                 Treasurer                        since September 1994, Chief Executive
New York, NY 10167                                                               Officer and President of BSFM since
                                                                                 December 4, 1997, Associate Director
                                                                                 of Bear Stearns September 1993 to
                                                                                 September 1994, Executive Vice
                                                                                 President of BSFM since March 1992,
                                                                                 Vice President of Bear Stearns
                                                                                 from March 1992 to September 1993,
                                                                                 First Vice President of Mitchell
                                                                                 Hutchins Asset Management Inc. from
                                                                                 June 1988 to March 1992.

Vincent L. Pereira                     33       Assistant Treasurer              Associate Director of Bear Stearns
245 Park Avenue                                                                  since September 1995, Treasurer and
New York, NY 10167                                                               Secretary of BSFM since December 4,
                                                                                 1997, Vice President of Bear Stearns
                                                                                 from May 1993 to September 1995, Assistant
                                                                                 Vice President of Mitchell Hutchins
                                                                                 Asset Management from October 1992
                                                                                 to May 1993.

Christina LaMastro                     28       Assistant Secretary              Legal Assistant for Bear Stearns Asset
575 Lexington Avenue                                                             Management, since May 1997,
New York, NY 10022                                                               Assistant Secretary of BSAM since
                                                                                 December 3, 1997, Compliance Assistant
                                                                                 at Reich & Tang L.P. from April 1996
                                                                                 through April 1997, Legal Assistant
                                                                                 at Fulbright & Jaworski L.P. from
                                                                                 April 1993 through April 1996.



         Certain of the Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Bear Stearns, BSAM or an affiliate thereof is the investment adviser, administrator or distributor. As of March 31, 1998, the Trustees and officers as a group owned less than 1/2 of 1% of the outstanding shares of beneficial interest of the Portfolio.


                               Compensation Table

         The following table shows the compensation paid by the Trust to the Trustees during the fiscal year ended March 31, 1998:



                                                                                                                 Total
                                     Aggregate           Pension or Retirement         Estimated              Compensation
                                    Compensation            Benefits Accrued             Annual            from Portfolio and
                                      from the                 as part of             Benefits upon         Fund Complex Paid
Name of Trustee                      Portfolio*            Portfolio Expenses          Retirement              to Trustees
---------------                      ----------            ------------------          ----------              -----------

Peter M. Bren                          $5,000                     None                    None                   $20,000

Peter B. Fox                            None                      None                    None                    None

John R. McKernan, Jr.                  $5,000                     None                    None                   $20,000

M.B. Oglesby, Jr.                      $5,000                     None                    None                   $20,000

Robert S. Reitzes**                     None                      None                    None                    None

Michael Minikes**                       None                      None                    None                    None


* Amount does not include reimbursable expenses for attending board meetings, which amounted to approximately $8,600 for Board members of the fund, as a group.

** Robert S. Reitzes resigned as a Trustee to the Trust on September 8, 1997, and Mr. Minikes was appointed as a replacement for Mr. Reitzes effective September 8, 1997.


         The Trust pays $5,000 in fees per annum to each Trustee who is not a director, officer, employee or affiliate of BEA or Bear Stearns, together with such Trustees' out-of-pocket expenses related to attendance at meetings of the Board of Trustees. Executive officers of the Trust receive no compensation from the Trust for their services as such. The Trust does not have a pension or retirement plan applicable to Trustees or officers of the Trust.

         General. On December 3, 1997, Bear Stearns Funds Management Inc. ("BSFM"), the registered investment adviser of the Portfolio, changed its name to BSAM. On December 4, 1997, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for The Bear Stearns Funds and other affiliated and non-affiliated investment companies.


         Adviser and Administrator. As stated in the Portfolio's Prospectus, BSAM, with principal business offices at 575 Lexington Avenue, New York, New York 10022, serves as Adviser of the Portfolio. See "Management of the Portfolio" in the Portfolio's Prospectus for a description of the duties of BSAM as Adviser of the Portfolio.

         The Portfolio's adviser is BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and offers advisory and administrative services to open-end and closed-end investment funds and other managed pooled investments vehicles generally with net assets at June 30, 1998 totaling approximately $9.8 billion.


         BSAM has delegated certain of the administrative services pursuant to the Investment Management Agreement to BSFM, the Portfolio's Administrator. For providing administrative services to the Portfolio, BSAM has agreed to pay BSFM a monthly fee at the annual rate of 15% (before fee waiver) of the Portfolio's average daily net assets.

         The Adviser provides administrative services which include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Portfolio's non-investment operations (other than certain operations performed by others pursuant to agreements with the Portfolio), (b) providing the Portfolio, to the extent not provided pursuant to such agreements, the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Portfolio, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Portfolio's expense, of reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the Commission,
(d) arranging for and overseeing the calculation of the net asset value of the Portfolio's shares, (e) providing the Portfolio, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (f) arranging for and overseeing the maintenance of all of the Portfolio's records other than those maintained pursuant to such agreements.

         The Adviser also furnishes the Portfolio with office facilities and provides it with corporate management and performs or arranges for the performance of the following services for the Portfolio: arranging for and overseeing the maintenance of the books and records of the Portfolio required under the Investment Company Act; preparation of financial information for the Portfolio's proxy statements and semiannual and annual reports to shareholders; periodic updating of the Prospectus and the Statement of Additional Information and reports filed with the Commission; responding to inquiries from Portfolio shareholders; arranging for and overseeing the calculation of the net asset value of the Portfolio's shares; oversight of the performance of administrative and professional services rendered to the Portfolio by others, including its custodian, registrar, transfer agent, as well as accounting, auditing and other services; providing the Portfolio with administrative office space and preparation of the Portfolio's reports to the Commission.

         The Adviser has sole investment discretion for the Portfolio and will make all decisions affecting assets in the Portfolio under the supervision of the Board of Trustees and in accordance with the Portfolio's stated policies. The Adviser will select investments for the Portfolio and will place purchase and sale orders on behalf of the Portfolio.

         Purchase and sale orders for the Portfolio's portfolio transactions in securities may be directed to any broker including, to the extent and in the manner permitted by applicable law, Bear Stearns or its affiliates. Although the Adviser's activities are subject to general oversight by the Trustees and officers of the Portfolio, neither the Trustees nor officers of the Portfolio evaluate the investment merits of the Adviser's selections of individual securities.

         The Portfolio bears all of its own expenses not specifically assumed by the Adviser. Expenses borne by the Portfolio include, but are not limited to, the following: (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Adviser; (c) expenses of organizing the Portfolio that are not attributable to a class of the Portfolio; (d) certain of the filing fees and expenses relating to the registration and qualification of the Portfolio under Federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Portfolio's trustees and officers; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Portfolio for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (j) charges of custodians and other agents; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (l) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and Trustees' meetings; and (o) the cost of investment company literature and other publications provided by the Portfolio to its Trustees and officers. Transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, organizational expenses and registration fees and other costs identified as belonging to a particular class of the Portfolio are allocated to such class.


         Under the Investment Management Agreement, BSAM will not be liable for and will be indemnified by the Portfolio relative to, any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the Investment Management Agreement, except a loss resulting from willful misfeasance, reckless disregard, bad faith or gross negligence on the part of BSAM. The Investment Management Agreement also provides that the Portfolio will indemnify BSAM against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, that contribute to resulting losses.


         The Investment Management Agreement between BSAM and the Trust on behalf of the Portfolio was approved by the Trustees of the Trust, including all of the disinterested Trustees of the Trust, on March 24, 1995 and by shareholders of the Portfolio at a Special Meeting of Shareholders held on May 4, 1995. The Portfolio's Investment Management Agreement renewal was approved February 4, 1998 and then continues in effect from year to year provided each continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio or by a majority of the Trustees of the Trust, and (b) by the vote of a majority of the Trustees of the Trust who are not parties to such Agreement or "interested persons" (as such term is defined in the Investment Company Act) of any party thereto cast in person at a meeting called for the purpose of voting on such approval.

         Pursuant to its Investment Management Agreement, for its investment management and certain administrative services, BSAM receives a fee computed daily and payable monthly at an annual rate equal to 1.15% of the Portfolio's average daily net assets up to $50 million, 1.00% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.70% of the Portfolio's daily net assets above $100 million. BSAM has agreed to waive its fees to the extent necessary to maintain total operating costs of the Portfolio at 1.75%, 2.40% and 2.40% of the Class A shares, Class B and Class C shares, respectively, of the Portfolio. The current Investment Management Agreement became effective upon the approval of the Shareholders of the Portfolio at a Special Meeting of Shareholders held on May 4, 1995. Prior thereto, BEA Associates ("BEA") served as investment adviser to the Portfolio under the Investment Advisory Agreement and BSFM served as manager to the Portfolio under the Management Agreement. BEA tendered its resignation on March 24, 1995. For the period May 3, 1993 (commencement of investment operations) through March 31, 1994, BSFM and BEA earned $141,588 and $251,459 (after fee waivers), respectively, which was 0.33% and 0.59%, respectively, of the Portfolio's average total net assets on an annual basis. For the fiscal year ended March 31, 1995, BSFM and BEA earned $101,993 and $181,319 (after fee waivers), which was 0.26% and 0.46%, respectively, of the Portfolio's average total net assets on an annual basis. For the fiscal year ended March 31, 1996, BSFM and BEA earned $17,788 and $7,222 (after fee waivers), respectively, which was 0.06% and 0.02%, respectively, of the Portfolio's average total net assets on an annual basis. For the fiscal year ended March 31, 1997, BSFM earned $118,207 (after fee waivers), which was .36% of the Portfolio's average total net assets on an annual basis. For the fiscal year ended March 31, 1998, BSAM earned $106,772 (after fee waivers), which was 0.28% of the Portfolio's average net assets on an annual basis.


         The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and such agreement is terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice.


         As stated in the Prospectus, the Portfolio is responsible for the payment of its expenses other than those assumed by its Adviser. However, BSAM has agreed that if, in any fiscal year, the sum of the Portfolio's expenses (including the fees payable to the Adviser, but excluding taxes, interest, brokerage expenses and, where permitted, extraordinary expenses such as for litigation) exceeds the expense limitations applicable to the Portfolio imposed by state securities administrators, as such limitations may be lowered or raised from time to time, BSAM will reimburse the Portfolio or make other arrangements to limit Portfolio expenses to the extent required by such expense limitations. The most restrictive expense limitation imposed by state securities administrators provides that annual expenses (as defined) may not exceed 2.50% of the first $30 million of the average value of the Portfolio's net assets, plus 2.00% of the next $70 million, plus 1.50% of such assets in excess of $100 million. Whether expense limitations apply to the Portfolio and in what amounts depends upon the particular regulations of such states. For the period May 3, 1993 (commencement of investment operations) through March 31, 1994, the fiscal year ended March 31, 1995 and the fiscal year ended March 31, 1996, BEA subsidized expenses of the Portfolio in the amounts of $89,460, $131,939 and $28,291, respectively, and for the period May 3, 1993 (commencement of investment operations) through March 31, 1994, the fiscal years ended March 31, 1995, March 31, 1996, March 31, 1997 and March 31, 1998 respectively, BSAM subsidized expenses of the Portfolio in the amounts of $50,350, $74,215, $249,429 and $56,886, respectively, pursuant to a voluntary undertaking and not as a result of any expense limitations imposed by state securities administrators.


         Bear Stearns has agreed to permit the Trust to use the name "Bear Stearns" or derivatives thereof as part of the Trust name for as long as the Investment Management Agreement is in effect.


         The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. Pursuant to procedures adopted by the Adviser, if a particular security is deemed suitable for the Portfolio and other advisory accounts, allocations between accounts will be pro rata based: (i) 50% upon the relative sizes of such accounts and (ii) 50% upon the relative dollar amounts of commissions paid by such accounts during the preceding twelve month period to the member of the underwriting syndicate from whom the shares would be purchased. Notwithstanding the foregoing, an account shall be accorded priority in allocation to the extent receipt of securities is directly attributable to a representation that such account will hold the security for investment.


         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interest in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolio or limit the Portfolio's investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio's investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolio could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, the Portfolio's activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.

         Administrator. The Portfolio has engaged PFPC Inc. (the "Transfer Agent") to provide certain administrative services pursuant to the Sub-Administration and Accounting Services Agreement. The Portfolio pays out of its own assets the fee paid to the Transfer Agent computed at the rate of 0.10% of 1% per annum of the first $200 million of the Portfolio's average daily net assets, 0.07% of 1% per annum of the next $200 million of the Portfolio's average daily net assets, 0.05% of 1% per annum of the next $200 million of the Portfolio's average daily net assets and 0.03% of 1% per annum of any amounts over $600 million with a minimum annual fee of $108,000. From time to time the Transfer Agent may waive all or a portion of its fees. PFPC charges an additional fee of $1,500 per month for services provided with respect to Class C shares.


         The Portfolio is responsible to the Adviser and the Transfer Agent for out-of-pocket expenses incurred on behalf of the Portfolio, including, but not limited to, postage and mailing, telephone, telex, overnight and delivery service, outside independent pricing services, daily report transmissions, if any, and record retention/storage incurred by the Adviser or Transfer Agent in connection with their services.

         Certain Emerging Market countries require a local entity to provide administrative services for direct investments by foreigners. Where required by local law, the Portfolio intends to retain a local entity to provide such administrative services. In such event, the local administrator will be paid a fee by the Portfolio for its services.


         Distributor. Bear Stearns serves as the distributor of shares of the Portfolio pursuant to a Distribution Agreement with the Trust dated March 1, 1993 which is renewable annually. The Distribution Agreement provides that Bear Stearns may render similar services to others so long as its services under such Agreement are not impaired thereby and that the Trust will indemnify Bear Stearns against certain liabilities. The continuation of the Distribution
Agreement was approved by the Trustees, including a majority of the disinterested Trustees, at the meeting of the Board of Trustees convened on February 4, 1998.


         Pursuant to the Distribution Agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Bear Stearns will pay for the printing and distribution of copies thereof used in connection with offering the shares to prospective investors. Bear Stearns will also pay for other supplementary sales literature and advertising costs.

         Expenses. Except as set forth in the Portfolio's Prospectus under "Management of the Portfolio," the Trust, on behalf of the Portfolio, is responsible for the payment of the Portfolio's expenses. The expenses to be borne by the Portfolio will include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSAM, or its affiliates, Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Portfolio's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses.

         Transfer Agent. Under a Transfer Agency Agreement with the Trust on behalf of the Portfolio, PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 serves as transfer and dividend disbursing agent for the Portfolio (the "Transfer Agent"). The Transfer Agent has undertaken with the Trust with respect to the Portfolio to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and monthly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain Shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to Shareholder inquiries, and (ix) render certain other miscellaneous services.

         Custodian. Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the Custodian of the Portfolio's securities and cash and also maintains the Portfolio's accounting records. The Custodian has appointed sub-custodians from time to time to hold certain securities purchased by the Portfolio in foreign countries and to hold cash and currencies for the Portfolio.


         Independent Auditors. The Board of Trustees have selected Deloitte & Touche LLP as independent auditors of the Trust for the fiscal year ending March 31, 1999. In addition to audit services, Deloitte & Touche LLP reviews the Portfolio's Federal and state tax returns and provides consultation and assistance on accounting, internal control and related matters.

               DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS

         As described in its Prospectus, the Portfolio has adopted a distribution plan with respect to the Class A and Class C shares of the Portfolio pursuant to Rule 12b-1 under the Investment Company Act and a distribution plan with respect to the Class B shares of the Portfolio (collectively, the "Distribution Plans"). In addition, the Portfolio has adopted separate shareholder servicing plans (the "Shareholder Servicing Plans") for the Class B and C shares as described in the Prospectus.

         The Distribution Plans have been approved by a vote of the Board of Trustees with respect to Class A, Class B and Class C shares, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans, cast in person at a meeting called for the purpose of voting on the Distribution Plans. The annual compensation payable under the Distribution Plans are 0.35%, 0.75% and 0.75% per annum of the average daily net asset value of Class A shares, Class B shares and Class C shares, respectively, of the Portfolio. The Portfolio's Board of Trustees believe that there is a reasonable likelihood that the Distribution Plans and the Shareholder Servicing Plans, as applicable will benefit the Portfolio and the holders of its Class A shares, Class B shares and Class C shares.

         As set forth above, the Portfolio pays 0.35%, 0.75% and 0.75% per annum of the average daily net asset value of Class A shares, Class B shares and Class C shares, respectively, of the Portfolio to Bear Stearns for distribution activities on behalf of the Portfolio in connection with the sale of its shares. Bear Stearns may use the distribution fee for services performed and expenses incurred by Bear Stearns in connection with the distribution of shares by the Portfolio and for providing certain services to the shareholders of the Portfolio. Bear Stearns may pay third parties in respect of these services such amount as it may determine. The Portfolio understands that these third parties may also charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plans. With respect to Class A and Class C shares, fees paid under the Distribution Plan may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

         Under the Shareholder Servicing Plans, the Class B and C shares of the Portfolio will pay fees of up to 0.25% of the average daily net assets of Class B shares or Class C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. With respect to Class A shares, up to 0.25% of the average daily net assets of Class A will compensate institutions for personal service and maintenance of accounts holding the Portfolio's Class A Shares. Service fees are payments to broker-dealers who are members of the NASD for services rendered to investors, similar to account maintenance fees. The NASD limit on Rule 12b-1 fees paid by investors of a fund that charges a service fee is 6.25% of new sales, plus interest. To the extent such fee is not paid to such dealers, Bear Stearns may retain such fee as compensation for its services and expenses of distributing the Portfolio's shares. If such fee exceeds its expenses, Bear Stearns may realize a profit from these arrangements.

         The Distribution Plans are compensation plans which provide for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Bear Stearns. If the Distribution Plans were terminated by the Board of Trustees and no successor plan were adopted, the Trustees would cease to make distribution payments to Bear Stearns and Bear
Stearns would be unable to recover the amount of any of its unreimbursed distribution expenditures. However, Bear Stearns does not intend to make distribution expenditures at a rate that materially exceeds the rate of compensation received under the Distribution Plans.

         The types of expenses for which Bear Stearns and Authorized Dealers may be compensated under the Distribution Plans include compensation paid to and expenses incurred by their respective officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of shares of the Portfolio. Under the Distribution Plans, Bear Stearns, as distributor of the Portfolio's shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Bear Stearns under the plan and the purposes for which such services were performed and expenditures were made.


         The Distribution Plan with respect to the Class A and Class C shares in its amended and restated form was approved by the Board of Trustees, including the "non-interested" Trustees, on February 4, 1998. Under its terms, the Distribution Plan remains in effect from year to year, provided such continuance is approved annually by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "non-interested Trustees"). The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Portfolio without approval of a majority of the outstanding voting securities of the Portfolio. The Distribution Plan and the Shareholder Servicing Plan, with respect to the Class B shares, and the Shareholder Servicing Plan with respect to the Class C shares, were approved on September 8, 1997 and February 4, 1998. However, because Class B shares automatically convert into Class A shares after eight years, the Portfolio is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Plan that would materially increase the amount to be paid by Class A shareholders under such plans. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Distribution Plan and related agreement is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such plan. The plans may be terminated at any time without payment of any penalty by a vote of a majority of the "non-interested" Trustees or by vote of a majority of the outstanding voting securities of the shares of the Portfolio. So long as the plans are in effect, the selection and nomination of "non-interested" Trustees shall be committed to the discretion of the "non-interested" Trustees. The Board of Trustees has determined that in their judgment there is a reasonable likelihood that the plans will benefit the Portfolio and the holders of its Class A and Class C shares. For the period from May 3, 1993 (commencement of investment operations) through March 31, 1994 and the fiscal year ended March 31, 1995, Bear Stearns earned $107,662 and $97,893, respectively, under the prior 12b-1 plan, pursuant to which the compensation payable thereunder was at a rate of 0.25% per annum of the average daily net assets of Class A shares of the Portfolio. For the fiscal years ended March 31, 1996, March 31, 1997 and March 31, 1998 Bear Stearns earned $99,038, $110,830 and $120,046, respectively, pursuant to which the compensation payable thereunder was at a rate of 0.35% per annum of the average daily net assets of the Class A shares of the Portfolio. For the period July 26, 1995 (commencement of initial public offering) through March 31, 1996 and for the fiscal year ended March 31, 1997 and March 31, 1998, Bear Stearns earned $452, $9,356, and $29,812 respectively, pursuant to which the compensation payable thereunder was at a rate of 0.75% per annum of the average daily net assets of the Class C shares of the Portfolio.

         For the period from January 12, 1998 (commencement of investment operations) through March 31, 1998 Bears Stearns earned $782 pursuant to which the compensation payable thereunder was at a rate of 0.75% per annum of the average daily net assets of the Class B shares of the Portfolio.


         With respect to Class A shares of the Portfolio, BSAM will waive the distribution fee to the extent that it would otherwise cause the Portfolios to exceed the National Association of Securities Dealers, Inc. (the "NASD") limitations on asset-based sales charges. Pursuant to NASD rules, the aggregate deferred sales loads and annual distribution fees may not exceed 6.25% of the total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on each Portfolio rather than on a per shareholder basis. Therefore, a long-term shareholder of a Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares.

                             PORTFOLIO TRANSACTIONS


         Subject to policies established by the Board of Trustees, the Adviser is responsible for the execution of the Portfolio's transactions and the allocation of brokerage transactions for the Portfolio. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions. The Portfolio paid no brokerage commissions for the fiscal year ended March 31, 1998.


         Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. The reasonableness of any negotiated commission paid by the Portfolio will be evaluated on the basis of the difficulty involved in execution, the time taken to conclude the transaction, the extent of the broker's commitment, if any, of its own capital and the amount involved in the transaction. It should be noted that commission rates in U.S. markets are negotiated.

         In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Portfolio will normally deal with the principal market makers unless it can obtain better terms elsewhere.


         The Portfolio does not have any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Portfolio and subject to the approval of the Board of Trustees, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.


         Most of the Debt Obligations to be purchased by the Portfolio generally trade on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.


         Investment decisions for the Portfolio and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which Bear Stearns, the Adviser or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Portfolio's Board of Trustees pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures, which will be reviewed by the Trustees annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Bear Stearns, the Adviser or any affiliate thereof not participate in or benefit from the sale to the Portfolio. In no instance will portfolio securities be purchased from or sold to the Distributor or the Adviser or any affiliated person of the foregoing entities except as permitted by the exemptive order or by applicable law.

         A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio. Current federal income tax laws may restrict the extent to which the Portfolio may engage in short term trading of securities. However, recent changes in the laws have eliminated those restrictions beginning with the Portfolio's first tax year beginning after August 5, 1997. See "Taxation." The Portfolio anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Portfolio during the year.


                       PURCHASE AND REDEMPTION INFORMATION

         Payment and Terms of Offering. Shares of the Portfolio are sold at an offering price equal to the net asset value per share. Class A shares are subject to a sale load based on the amount of purchase (for purchases less than $1,000,000, which sales charge may be reduced under the Right of Accumulation. Purchases of Class A shares in the amount of $1,000,000 or more are subject to a CDSC of 0.50% on redemptions made within the first year of purchase. Class B shares are subject to a contingent deferred sales charge of up to 5% imposed on redemptions made within the first six years of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year of purchase. Payment for shares purchased should accompany the purchase order as described in the Prospectus. Payment must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.


         As a condition of this offering, if an order to purchase the shares is canceled due to non-payment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by the Portfolio by reason of such cancellation, and if such purchaser is a shareholder, the Portfolio shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse the Portfolio for the loss incurred. Investors whose purchase orders have been canceled due to nonpayment may be prohibited from placing future orders.


         An order to purchase shares is not binding on the Portfolio until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Portfolio, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Portfolio reserves the right to reject any offer for a purchase of shares by any individual.

         Upon the purchase of shares of the Portfolio, a shareholder investment account is opened for the investor on the books of the Portfolio and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate.

         Class A shares of the Portfolio may be purchased at net asset value with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. See "How to Buy Shares - Class A Shares" in the Prospectus. Bear Stearns may make or allow additional payments or offer promotional incentives to dealers that sell Class A shares. Frequently, in connection with promotional incentives to Authorized Dealers, Bear Stearns will offer to pay Authorized Dealers an amount up to 1% of the net asset value of shares purchased by the dealer's clients or customers with such proceeds. The current promotional incentive offered to Authorized Dealers from April 15, 1996 through June 28, 1996 is indefinitely extended.

         Under certain circumstances set forth in the Prospectus under "How to Buy Shares - Class A Shares" the purchaser's front-end sales charges can be waived. In these instances where the front-end sales charges are waived, Bear Stearns requires documentation, certification or information from the Authorized Dealer. Any such waiver will be subject to confirmation of the purchaser's holdings through a check of these records to verify that such purchaser is eligible for the applicable exemption from the front-end sales charges.

         Alternative Sales Arrangements - Class A, Class B, Class C and Class Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same portfolio investments of the Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.

         Transfer of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer.

         Redemption. The Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of the Portfolio's shares by making payment in whole or in part in securities chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Portfolio has selected, however, to be governed by Rule 18f-1 under the Investment Company Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

         Under the Investment Company Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the Commission by rule or regulation) an emergency exists as a result of which disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the Commission may permit. The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

         A shareholder of the Portfolio may request redemptions of shares of the Portfolio by telephone if the optional telephone transaction privilege is elected on the Account Information Form accompanying the Portfolio's Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Portfolio employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the Portfolios' Account Information Form requiring the caller to provide the names of the account owners, the account owner's social security number and name of fund, all of which must match the Portfolio's records; requiring that the Transfer Agent's service representative complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if the Portfolio elects to record shareholder telephone transactions.

         For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Portfolio, the Trust nor Bear Stearns will be responsible for the authenticity of redemption or exchange instructions received by telephone.

         Written redemption instructions which are given directly to the Transfer Agent require signature guarantees, and duly endorsed stock certificates, if previously issued, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchanges Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Signature- guarantees which are not a part of these programs will not be accepted. Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Signature-guarantees may not be provided by notaries public. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-477- 1139.

         The Portfolio may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (i) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the Commission,
(ii) when an emergency exists, as defined by the Commission, which makes it not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (iii) as the Commission may otherwise permit.


                             SHARES OF THE PORTFOLIO

         The Trust's Agreement and Declaration of Trust dated October 15, 1992 (the "Trust Agreement") permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series, provided each share has a par value of $0.001 per share, represents an equal proportionate interest in that series with each other share and is entitled to such dividends out of the income belonging to such series as are declared by the Trustees.

         The Trustees have authority under the Trust Agreement to create and classify shares of beneficial interest in separate series of the Trust without further action by Shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized unlimited shares of the Portfolio. The Trust Agreement further authorizes the Board of Trustees to classify or reclassify any series or portfolio of unlimited shares into one or more classes. Pursuant thereto, the Board of Trustees has authorized the issuance of one series with four classes of shares of the Portfolio: Class A, Class B, Class C and Class Y shares.

         Shareholders of the Trust have certain rights with respect to calling special meetings of shareholders, provided that certain terms of the Trust's By-Laws are met. Pursuant to the By-Laws, the record holders of at least 20% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose except that the record holders of at least 10% of the shares outstanding may call a special meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and shareholders may, under certain circumstances as permitted by the Investment Company Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. In addition, the Portfolio is required to assist shareholder communication in connection with the calling of shareholder meetings to consider removal of a Trustee.

         Each share of the Portfolio represents an equal proportionate interest in the assets belonging to the Portfolio. All Portfolio expenses are based on a percentage of the Portfolio's aggregate average net assets, except that the respective distribution and account administration fees relating to a particular class will be borne exclusively by that class.

         Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

         When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Portfolio available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

         BSFM provided the initial capital for the Portfolio by purchasing 10,472 shares of the Portfolio for $100,007.60 on January 5, 1993.

         Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement provides for indemnification out of Trust property of any shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a shareholder of the Trust and not because of such shareholder's acts or omissions or for some other reason. The Trust Agreement also provides that the Trust shall, upon proper and timely request, assume the defense of any charge made against any shareholder as such for any obligation or liability of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.



                                 NET ASSET VALUE

         The net asset value per share of each class of the Portfolio is calculated by the Portfolio's Administrator as of the close of regular trading of the NYSE (normally 4:00 p.m., New York time) on each Business Day. "Business Day" means each weekday when the NYSE is open for business. Net asset value per share of each class is calculated by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less its liabilities) by the total number of shares of such class outstanding. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Martin Luther King Day, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities which are listed on stock exchanges, whether U.S. or foreign, are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. If on any Business Day a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the last sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Trustees or its delegates as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at 4:00 pm; securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. In making this determination the Board of Trustees will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. The Portfolio's obligation to pay any local taxes on remittances from Emerging Countries will become a liability on the record date for a dividend payment and will have the effect of reducing the Portfolio's net asset value. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Portfolio's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. The foreign currency exchange transactions of the Portfolio conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. In determining the approximate market value of portfolio investments, the Portfolio may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Portfolio's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Board of Trustees.

                        PERFORMANCE AND YIELD INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."

         Total Return. For purposes of quoting and comparing the performance of the Portfolio to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:

            P(1 + T)n      =         ERV

Where:      P              =         a hypothetical initial payment of $1,000

            T              =         average annual total return

            n              =         number of years (1, 5 or 10)

            ERV            =         ending  redeemable  value at the
                                     end of the 1, 5 or 10 year periods
                                     (or fractional portion thereof) of
                                     a hypothetical $1,000 payment made
                                     at the beginning of the 1, 5 or 10
                                     year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the effectiveness of the Portfolio's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Portfolio are assumed to have been reinvested at net asset value, as described in the Prospectus, on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Portfolio. The Portfolio may also from time to time include in such advertising, an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Portfolio's performance with other measures of investment return. For example, in comparing the Portfolio's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, the Portfolio may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $1,000 in Portfolio shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Portfolio does not, for these purposes, deduct from the initial value invested any amount representing sales charges with respect to Class A shares and any amount representing any applicable CDSC with respect to Class B and C shares. The Portfolio will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         The total return calculated using the above method for the fiscal year ended March 31, 1998 was 19.31% for the Class A shares, 7.29% for the Class B shares, and 18.66% for the Class C shares. The total return calculated using the above method from inception to March 31, 1998 and was 103.03% for the Class A shares, 7.29% for the Class B shares, and 97.94% for the Class C shares.


         Yield. The Portfolio may also advertise their yield. Under the rules of the Commission, the Portfolio advertising yield must calculate yield using the following formula:

                   YIELD = 2[(a-b +1)6 - 1]
                              ---
                              cd

Where:    a     =     dividends and interest earned during the period.

          b     =     expenses accrued for the period (net of reimbursement).

          c     =     the  average   daily   number  of  shares
                      outstanding during the period that were entitled to receive dividends.

          d     =     the maximum offering price per share on the last day
                      of the period.

         Under the foregoing formula, yield is computed by compounding semi-annually, the net investment income per share earned during a 30 day period divided by the maximum offering price per share on the last day of the period. For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or a guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the Portfolio securities (the method used by the fund to compute the yield methods may differ) and whether there are any special account charges which may reduce the effective yield.


         The yields on certain obligations are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, the Portfolio's Adviser will consider whether the Portfolio should continue to hold the obligation.


                                 CODE OF ETHICS

         The Trust, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Trust must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Trust and employees of the Trust and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Trust or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Trust; and (5) the acceptance of gifts of more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the account of an access person that are not under the control of or that are non-volitional with respect to that person; (2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and (4) any securities transaction, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.


         The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Adviser to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Trust who is not an "interested person" (as defined in the Investment Company
Act) of the Trust is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a trustee of the Trust, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.


                                    TAXATION

         GENERAL TAX CONSEQUENCES TO THE PORTFOLIO AND ITS SHAREHOLDERS

         The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its Shareholders that are not described in the Portfolio's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its Shareholders, and the discussion in this Statement of Additional Information and in the Portfolio's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situation.



         The Portfolio has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Code. As a regulated investment company, the Portfolio is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to Shareholders, provided that it distributes an amount equal to at least 90% of its investment company taxable income (the sum of the net taxable investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for Federal excise tax (discussed below). In addition to satisfaction of the Distribution Requirement the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         Income derived by a regulated investment company from a partnership or trust (including a foreign entity that is classified as a partnership or trust for U.S. federal income tax purposes) will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement"). The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. The Portfolio will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Portfolio intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain at a maximum rate of 20% or 28% (see discussion in the following paragraph), regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Portfolio as capital gain dividends may not exceed the net capital gain of the Portfolio for any taxable year, determined by excluding any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Portfolio to shareholders not later than 60 days after the close of the Portfolio's respective taxable year. The Portfolio would incur a federal income tax liability under the Code with respect to retained net capital gains. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

         The Taxpayer Relief Act of 1997 (the "Taxpayer Relief Act") made certain changes to the Code with respect to the taxation of long term capital gains earned by taxpayers other than a corporation. In general and subject to certain transition rules, the maximum tax rate for individual taxpayers on net long-term capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) is lowered to 20% for most assets held for more than 18 months at the time of disposition. Capital gains on the disposition of assets held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A lower rate of 18% will apply after December 31, 2000 for assets held for more than 5 years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate for assets held for more than 18 months is reduced to 10% and the 10% rate for assets held for more than 5 years is reduced to 8%. According to an Internal Revenue Notice, the Portfolio is entitled to designate which portion of a capital gain dividend will be taxed at a maximum rate of 20% and which portion will be taxed at a maximum rate of 28%. If the Portfolio does not make such a designation, the capital gain distribution will be taxed at a maximum rate of 28%. A recent legislative proposal would reduce the holding period required to qualify for the 20% maximum capital gains rate from 18 months to 12 months. It is impossible to determine at this time whether that legislation will be enacted or, if enacted, whether it will be modified in any manner.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earning and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders regardless of the source of the Portfolio's income, subject to the limitations which apply to the dividends received deduction, including the requirement that the dividends be received on shares held for more than 45 days. Investors should be aware that any loss realized on a sale of shares of the Portfolio will be disallowed to the extent an investor repurchases shares of the Portfolio within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends reinvested by the Portfolio in shares within the 61-day period would be treated as a purchase for this purpose.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because the Portfolio intends to distribute all of its taxable income currently, the Portfolio does not anticipate incurring any liability for this excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.


         The Portfolio is expected to invest in both short-term and long-term emerging markets Debt Obligations with original issue discount and/or market discount. Original issue discount generally is the excess (if any) of the stated redemption price of an obligation over its original issue price. Market discount generally is the excess (if any) of the stated redemption price of an obligation (or in the case of an obligation issued with original issue discount, its original issue price plus accreted original issue discount) over the price at which it is purchased subsequent to original issuance. Original issue discount is generally required to be included in income on a periodic basis by a holder as ordinary income. Income attributable to market discount generally is ordinary income (as opposed to capital gain). A taxpayer may elect to include market discount in income on a periodic basis as opposed to including market discount in income upon payment or sale of the obligation. In some cases, the amount of original issue discount and/or market discount on obligations purchased by the Portfolio may be significant. The Portfolio has elected to include market discount in income currently, for both book and tax purposes. Accordingly, accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and maintain its qualification as a regulated investment company and avoid becoming subject to federal income or excise tax, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, use its cash assets or borrow funds on a temporary basis necessary to declare and pay a distribution to shareholders. The Portfolio may realize capital gains or losses from those sales, which would increase or decrease the Portfolio's investment company taxable income or net capital gain.


         Because distributions made in respect of accreted market discount will be taxable to shareholders currently as ordinary income, shareholders may realize income attributable to market discount on an obligation held by the Portfolio earlier than if the shareholder had directly owned such obligation. In the case of such direct ownership, absent an election by the holder to currently include market discount in income, market discount income generally would not be realized by the holder until payment or other disposition of the obligation. Original issue discount on an obligation held directly by a shareholder, on the other hand, generally would have to be included in income on a periodic basis. In general, distributions by the Portfolio of amounts in respect of accreted discount should reduce the net asset value of the Portfolio by a corresponding amount. Therefore, distributions in respect of accreted discount would result in current income to shareholders, but in general may also reduce taxable gain (or increase loss) to a holder by a similar amount in case of a subsequent disposition by a holder of his or her interest in the Portfolio. In the event the Portfolio has to liquidate portfolio securities earlier than it otherwise would have in order to make distributions of accreted discount and the Portfolio realizes net capital gains from such transactions, the shareholders may receive a larger capital gain distribution than they would have in the absence of such transactions.

         The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that he is not subject to backup withholding or that he is an "exempt recipient." The backup withholding tax is not an additional tax and may be credited against a shareholders' regular federal income tax liability.

         The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Although the Portfolio expects to continue to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

         Certain states exempt from state income taxation, dividends paid by a regulated investment company that are derived from interest on U.S. government obligations. The Portfolio will accordingly inform its shareholders annually of the percentage, if any, of its ordinary dividends that is derived from interest on U.S. government obligations. Shareholders should consult with their tax advisors as to the availability and extent of any applicable state income tax exemption.

         Income received by the Portfolio from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States. If the Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Portfolio's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Portfolio will be eligible to elect for federal income tax purposes and if eligible, intends to file an election with the Internal Revenue Service to treat any foreign income taxes paid by the Portfolio that can be treated as income taxes under United States income tax principles as paid by its shareholders. However, there is no guarantee that the Portfolio will be able to do so. For any year that the Portfolio makes such an election, an amount equal to the foreign income taxes paid by the Portfolio that can be treated as income taxes under United States income tax principles will be included in the income of its shareholders and each shareholder may be entitled (subject to certain limitations) to credit the amount included in his income against such shareholder's United States tax liabilities, if any, or to deduct such amount from such shareholder's United States taxable income, if any. Shareholders will not be entitled to credit or deduct their allocable share of foreign taxes imposed on the Portfolio if they have not held their shares in the Portfolio for 16 days or more at the end of the Portfolio's tax year. The holding period will be extended if the taxpayer's risk of loss with respect to such shares is reduced by reason of holding an offsetting position.

         Generally, a credit for foreign taxes may not exceed the United States shareholder's United States tax attributable to its total foreign source taxable income. If a regulated investment company makes the election described in the previous paragraph, the source of the Portfolio's income flows through to its shareholders.

Thus, dividends and interest received by the Portfolio in respect of foreign securities will give rise to foreign source income to the shareholders. However, certain items of the Portfolio's income, including income and gains from securities transactions as well as certain foreign currency gains, may be treated as United States source income to shareholders. Accordingly, if the Portfolio recognizes capital gain income which is subject to foreign income or withholding tax, as described more fully below, United States shareholders may not be deemed to receive foreign source income against which the foreign tax credit could be applied. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income. Furthermore, the foreign tax credit is allowed to offset only 90% of any alternative minimum tax to which a United States shareholder may be subject. As a result of these rules, certain United States shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio. If a United States shareholder is not able to credit the foreign tax paid because of the application of the foreign tax credit limitation described herein, double taxation of such gain could only be mitigated by deducting the tax paid, which may be subject to the limitations described above.

         Taxation of a shareholder who, as to the United States, is a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership) depends, in part, on whether the shareholder's income from the Portfolio is "effectively connected" with a United States trade or business carried on by the shareholder. If the foreign investor is not a resident alien and the income from the Portfolio is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net realized short-term capital gains will be subject to a 30% (or lower treaty rate) United States withholding tax. Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from the Portfolio's election
(described above) to "pass through" amounts of foreign taxes paid by the Portfolio, but may not be able to claim a credit or deduction with respect to the foreign taxes treated as having been paid by them. Distributions of net realized long-term capital gains, amounts retained by the Portfolio which are designated as undistributed capital gains and gains realized upon the sale of shares of the Portfolio will not be subject to United States tax unless a foreign investor who is an individual is physically present in the United States for more than 182 days during the taxable year, and, in the case of gain realized upon the sale of shares of the Portfolio, (i) such gain is attributable to an office or fixed place of business in the United States, or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or place of business located outside the United States. The Portfolio intends to distribute to shareholders its net capital gain, if any, for each taxable year. However, a determination by the Portfolio not to distribute long-term capital gains may reduce a foreign investor's overall return from an investment in the Portfolio, since the Portfolio will incur a United States federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Portfolio that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.

         In general, if a foreign investor is a resident alien or if dividends or distributions from the Portfolio are effectively connected with a United States trade or business carried on by the foreign investor, then dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Portfolio that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Portfolio will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations. If the income from the Portfolio is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor may also be subject to the 30% (or lower treaty rate) branch profits tax.


         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Under regulations which will be effective for dividends paid after 1999, foreign shareholders generally will be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisors with respect to
(a) whether their income from the Portfolio is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Portfolio.

         Shareholders will be notified annually by the Portfolio as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Portfolio to its shareholders. Furthermore, Shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

         Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


                           SPECIAL TAX CONSIDERATIONS

         The following discussion relates to the particular Federal income tax consequences of the investment policies of the Portfolio. The ability of the Portfolio to engage in options, short sale and futures activities will be somewhat limited by the requirements for their continued qualification as regulated investment companies under the Code, in particular the Distribution Requirement, the Short-Short Gain Test and the Asset Diversification Requirement.

         Straddles. The options transactions that the Portfolio enters into may result in "straddles" for Federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Portfolio for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Portfolio must make in order to avoid Federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Portfolio of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Portfolio is uncertain which (if any) of these elections it will make.


         Because only a few regulations implementing the straddle rules have been promulgated by the U.S. Treasury, the tax consequences to the Portfolio of engaging in options transactions are not entirely clear. Nevertheless, it is evident that application of the straddle rules may substantially increase or decrease the amount which must be distributed to shareholders in satisfaction of the Distribution Requirement (or to avoid Federal excise tax liability) for any taxable year in comparison to a fund that did not engage in options transactions.


         Options and Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium.
If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, options transactions that the Portfolio enters into, as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market entered into by the Portfolio, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of
Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss may be treated as ordinary income or loss. See "Foreign Currency Transactions" below. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Portfolio for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the Portfolio continued to hold. Investors should also note that
Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that the Portfolio must make to avoid Federal excise tax liability.

         The Portfolio may elect not to have the year-end marking-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts (the "Mixed Straddle Election"). It is unclear under present law how certain gain that the Portfolio may derive from trading in Section 1256 contracts for which a Mixed Straddle Election is not made will be treated for purposes of the "Short-Short Gain Test."

         Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Portfolio qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

         Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, the Portfolio may elect capital gain or loss treatment for such transactions.
Alternatively, the Portfolio may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general, gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code
Section 988 exceed other investment company taxable income during a taxable year, the Portfolio will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be accreted as a return of capital to shareholders, thereby reducing each shareholder's basis in his shares.

         Conversion Transactions. All or a portion of the capital gain from the disposition or other termination of any position that was part of a "conversion transaction" will generally be accreted as ordinary income. A conversion transaction is a transaction, generally consisting of two or more positions taken with regard to the same or similar property, where substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. A transaction, however, is not a conversion transaction unless it also satisfies one of the following four criteria: (1) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (2) the transaction is a straddle, within the meaning of Section 1092 (treating stock as personal property); (3) the transaction is one that was marketed or sold to the taxpayer on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in regulations to be promulgated on a prospective basis by the Secretary of the Treasury.

         Subject to regulations to be promulgated by the Secretary of the Treasury, the amount of gain accreted as ordinary income generally shall not exceed the amount of interest that would have accrued on the Portfolio's net investment in the conversion transaction for the relevant period at a yield equal to 120% of the applicable federal rate as defined in Section 1274(d). Thus, to the extent that the Portfolio recognizes income from conversion transactions, shareholders will be taxed on all or a part of this income at ordinary rates.


         Constructive Sales of Certain Appreciated Financial Positions. The Taxpayer Relief Act added new Code Section 1259 which provides for constructive sale treatment for appreciated financial positions. Code Section 1259 provides that if there is a "constructive sale" of an "appreciated financial position," the taxpayer recognizes gain as if such position were sold, assigned or otherwise terminated at its fair market value on the date of such constructive sale. The holding period of such position is deemed to begin on the date of such constructive sale and any gain or loss subsequently realized with respect to such position is to be adjusted for any gain taken into account by reason of the earlier constructive sale of such position.


         An appreciated financial position for this purpose means an interest, including a futures or forward contract, short sale, or option with respect to any stock, debt instrument or partnership interest if there would be gain if such position were sold, assigned or otherwise terminated at its fair market value. A forward contract for this purpose means a contract to deliver a substantially fixed amount of property for a substantially fixed price. An offsetting notional principal contract for this purpose means, with respect to any property, an agreement which includes a requirement to pay or provide credit for all or substantially all of the investment yield (including appreciation) on such property for a specified period and a right to be reimbursed for or receive credit for all or substantially all of any decline in the value of such property. An appreciated financial position, however, does not include any position which is marked to market for federal income tax purposes, nor does it include any position with respect to debt if (1) the debt unconditionally entitles the holder to receive a specified principal amount, (2) the interest payments (or other similar amounts) with respect to such debt are based on a fixed rate or certain variable rates or consist of a specified portion of interest payments on a pool of mortgages, which portion does not vary during the period the debt is outstanding, and (3) the debt is not convertible directly or indirectly into stock of the issuer or of any related person.

         A taxpayer is treated as having made a constructive sale of an appreciated financial position if the taxpayer or a related person (1) enters into a short sale of the same or substantially identical property, (2) enters into an offsetting notional principal contract with respect to the same or substantially identical property, (3) enters into a futures or forward contract to deliver the same or substantially identical property, (4) in the case of an appreciated financial position that is a short sale, a notional principal contract or a futures or forward contract with respect to any property, acquires the same or substantially identical property, or (5) to the extent provided in regulations, enters into one or more transactions or acquires one or more positions that have substantially the same effect as a transaction described in the preceding clauses (1) through (4). A person is related to another person with respect to a transaction if the relationship is described in Code Section 267(b) or Code Section 707(b) and such transaction is entered into with a view toward avoiding the purposes of Code Section 1259. A constructive sale, however, does not include any contract for sale of any stock, debt instrument or partnership interest for which there is not a market on an established securities market or otherwise if the contract settles within one year after the date the contract was entered into. Also, a transaction which would otherwise be treated as a constructive sale in a taxable year is disregarded if (1) the transaction is closed before the end of the 30th day after the close of such taxable year, (2) the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date such transaction is closed and (3) at no time during such 60 day period is the taxpayer's risk of loss with respect to such position reduced by reason of the taxpayer (x) having an option to sell, having a contractual obligation to sell, or having made and not closed a short sale of, substantially identical property, (y) being the grantor of an option to buy substantially identical property or (z) under regulations, having diminished his risk of loss by holding one or more positions with respect to substantially similar or related property. This exception to constructive sale treatment applies even if the transaction which is closed is reestablished by a substantially similar transaction (which would also be a constructive sale of the position) entered into during the 60 day period beginning on the date the first transaction is closed, provided that the conditions in clauses (1) through
(3) in the preceding sentence are satisfied with respect to the substantially similar transaction.

         In general, Code Section 1259 applies to any constructive sale after June 8, 1997. However, if before June 9, 1997 the taxpayer entered into any transaction which is a constructive sale of any appreciated financial position and before the close of the 30 day period beginning on the date of the enactment of the Taxpayer Relief Act or before such later date as may be specified by the Secretary of the Treasury, such transaction and position are clearly identified in the taxpayer's records as offsetting, such transaction and position shall not be taken into account in determining whether any other constructive sale after June 8, 1997 has occurred. This transition rule ceases to apply as of the date such transaction is closed or the taxpayer ceases to hold such position.

         It is possible that the Portfolio may enter into some transactions which could constitute constructive sales of certain appreciated investments held by the Portfolio, which could have the affect of accelerating gain recognition with respect to such investments.

         Passive Foreign Investment Companies. If the Portfolio acquires shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), the Portfolio may be subject to United States federal income tax on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of the Portfolio. Additional charges in the nature of interest may also be imposed on the Portfolio in respect of such federal income taxes. However, in lieu of sustaining the foregoing tax consequences, the Portfolio may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" (a "QEF"). By making a QEF election, the Portfolio would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

         The Taxpayer Relief Act enacted a rule which permits taxpayers to elect to mark to market interests in a PFIC each year if stock in the PFIC is regularly traded on a national securities exchange which is registered with the Securities and Exchange Commission or the national market system established pursuant to section 11A of the Securities and Exchange Act of 1934, as amended. The Internal Revenue Service has the authority to write regulations to include other exchanges and to apply the mark to market rules to options and interests in foreign corporations that are comparable to regulated investment companies. Any gain or loss recognized under these rules will be ordinary income rather than capital gain. It is uncertain at this time whether the Portfolio will make the mark to market election permitted under these rules.

         The Internal Revenue Service previously had issued proposed regulations that would permit the Portfolio to elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owned and to include any gains (but not losses) that it was deemed to realize as ordinary income. The Portfolio generally would not be subject to deferred Federal income tax on any gains that it was deemed to realize as a consequence of making a mark-to-market election, but such gains would be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement. The proposed regulations indicate that they would apply only prospectively, to taxable years ending after their promulgation as final regulations. It is unclear how the proposed regulations will be modified following the enactment of the rules in the Taxpayer Relief Act of 1997.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE PORTFOLIO AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIO.

                                  MISCELLANEOUS


         Counsel. Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, serves as counsel to the Portfolio, the Adviser and the Distributor.

         Independent Auditors. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Portfolio's independent auditors.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 28, 1998, the following persons were the owners of record of 5% or more of the shares of the Portfolios of the Fund:

Bear Stearns                       Emerging Markets
Investment Trust                   Debt Portfolio                Class A
----------------                   --------------                -------

Beneficial                         Total Fund
Owner                              Shares

Gross & Co.                          12%
c/o Chase Manhattan Bank
Attn: Mutual Funds Dept.
1211 Sixth Avenue, 35th Flr.
New York, NY  10036

Bear Stearns Securities            13.5%
 Corp.
FBO 220-23312-17
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities               8%
 Corp.
FBO 820-11116-17
1 Metrotech Center North
Brooklyn, NY  11201-3859


Bear Stearns                       Emerging Markets
Investment Trust                   Debt Portfolio                Class B
----------------                   --------------                -------

Bear Stearns Securities               5%
 Corp.
FBO 051-33564-10
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities               6%
 Corp.
FBO 040-50030-13
1 Metrotech Center North
Brooklyn, NY  11201-3859

Everen Eclearing Corp.                8%
FBO Gary Levin
120 Cobblestone Ct.
Novato, CA  94945-1475

Wexford Clearing Services            18%
 Corp
FBO Warren W. Littlefield Theresa
FOT I-Littlefield Co-Ttees
Highratings Trust, VA DTD
06 14 91
Pacific Plsds, CA  90272-3904

Lewco Securities Corp.               29%
FBO A C H10-678335-0-D1
34 Exchange Place - 4th Floor
Jersey City, NJ  07311


         The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Portfolio has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act to which reference is hereby made.

                              FINANCIAL STATEMENTS


         The Portfolio's Annual Report to Shareholders for the fiscal year ended March 31, 1998, including the financial statements, accompanying notes and report of independent auditors appearing therein, is a separate document supplied with this Statement of Additional Information and is available upon request by calling 1-800- 447-1139.

APPENDIX A
--------------------------------------------------------------------------------


                              INVESTMENT PRACTICES


         A detailed discussion of various hedging and fixed income strategies that may be pursued by the Adviser on behalf of the Portfolio follows below. The Portfolio will not be obligated to pursue any of these investment strategies and makes no representation as to the availability of these techniques at this time or at any time in the future. The Adviser may utilize these investment practices to the extent that they are consistent with the Portfolio's investment objective and permitted by the Portfolio's investment limitations and applicable regulatory authorities.


         The Portfolio may engage in certain forward, futures, options, forward foreign exchange contracts, interest rate swaps and other strategies to attempt to reduce the overall risk of its investments (hedge), adjust investment exposure, enhance income, or to replicate a fixed income return in markets which present an attractive interest rate environment but which restrict foreign investment in fixed income securities; however, the instruments necessary to engage in such investment practices may not generally be available or may not provide a perfect hedge and also entail certain risks.


         The Portfolio may engage in certain options strategies involving debt securities and may enter into forward currency contracts in order to attempt to enhance income or to hedge the Portfolio's investments. The Portfolio also may use bond index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, "futures contracts" or "futures") and forward currency contracts, and use options and futures contracts for hedging purposes or in other circumstances permitted by the CFTC. The foregoing instruments are sometimes referred to collectively as "Hedging Instruments" and certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the investment guidelines (described below) adopted by the Board of Trustees to govern investment in Hedging Instruments, use of these instruments may be subject to the applicable regulations of the Securities and Exchange Commission (the "Commission"), the several options and futures exchanges upon which options and futures contracts are traded, and other regulatory authorities. In addition to the products, strategies and risks described below, the Adviser may become aware of additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Portfolio's investment objectives and permitted by the Portfolio's investment limitations and applicable regulatory authorities.

         The following discussion summarizes the principal currency management strategies involving forward contracts that may be used by the Portfolio. The Portfolio may engage in hedging strategies, including among others, settlement hedging, transaction hedging, position hedging, proxy hedging and cross-hedging. A "settlement hedge" or "transaction hedge" is designed to protect the Portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Portfolio in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by BSAM.

         The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if the Portfolio owns securities denominated in a particular currency, it could enter into a forward contract to sell that particular currency in return for U.S. dollars to hedge against possible declines in the particular currency's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency (or basket of currencies) expected to perform similarly to a particular currency. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regard to the Portfolio's use of proxy hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relating to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.

         The Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

         Successful use of currency management strategies will depend on BSAM's skill in analyzing currency values. Currency management strategies may substantially change the Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as BSAM anticipates. For example, if a currency's value rose at a time when BSAM had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would not participate in the currency's appreciation. If BSAM hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if BSAM increases the Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. There is no assurance that BSAM's use of currency management strategies will be advantageous to the Portfolio or that it will hedge at appropriate times.

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

         At the maturity of a forward contract, the Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         The Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency for any lawful purpose. For example, the Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. In addition, the Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

         The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


         The Portfolio may also create non-speculative "synthetic" positions. A synthetic position is deemed not to be speculative if the position is covered by segregation of short-term liquid assets. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Adviser for cost liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, from time to time, the Portfolio experiences large cash inflows which may be redeemed from the Portfolio in a relatively short period. In this case, the Portfolio currently can leave the amounts uninvested in anticipation of the redemption or the Portfolio can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Portfolio may create a synthetic position by investing in a futures contract on a security, such as a deutschemark bond or on a securities index gaining investment exposure to the relevant market while incurring lower overall transaction costs. Since the financial markets in emerging countries are not as developed as in the United States, these financial investments may not be available to the Portfolio and the Portfolio may be unable to hedge certain risks or enter into certain transactions. The Portfolio would enter into such transactions if the markets for these instruments were sufficiently liquid and there was an acceptable degree of correlation to the cash market. By segregating cash, the Portfolio's features contract position would generally be no more leveraged or riskier than if it had invested in the cash market i.e., purchased securities.


         As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.


         Unless the Portfolio engages in currency hedging transactions, it will be subject to the risk of changes in relation to the U.S. dollar of the value of the Emerging Country currencies in which its assets are denominated. The Portfolio may from time to time seek to protect, during the period prior to the remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of an Emerging Country by investing in high-quality short-term U.S. dollar-denominated debt securities of such country and/or participating in the forward currency market for the purchase of U.S. dollars in the country. There can be no guarantee that suitable U.S. dollar-denominated investments will be available at the time the Adviser wishes to use them to hedge amounts to be remitted. Moreover, investors should be aware that dollar-denominated securities may not be available in some or all Emerging Countries, that the forward currency market for the purchase of U.S. dollars in many Emerging Countries is not highly developed and that in certain Emerging Countries no forward market for foreign currencies currently exists or that such market may be closed to investment by the Portfolio.


         A separate account of the Portfolio consisting of cash or liquid assets equal to the amount of the Portfolio's assets that could be required to consummate forward contracts, when required under applicable laws, will be established with the Portfolio's Custodian. For the purpose of determining the adequacy of the assets in the account, the deposited assets will be valued at market or fair value. If the market or fair value of such assets declines, additional cash or assets will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, the Portfolio's ability to utilize forward foreign currency exchange contracts may be restricted.


         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the
Portfolio to sustain losses on these contracts and transaction costs. The Portfolio may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's fund securities or other assets denominated in that currency or (2) the Portfolio maintains cash or liquid assets in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the contract which value must be marked to market daily. The Portfolio will comply with guidelines established by the Commission with respect to coverage of forward contracts entered into by the Portfolio and, if such guidelines so require, will set aside liquid assets in a segregated account with its custodian in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.


         At or before the maturity date of a forward contract requiring the Portfolio to sell a currency, the Portfolio may either sell the portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to the Portfolio of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the Portfolio will value its assets daily in terms of U.S. dollars, the Portfolio does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         The Portfolio generally will not enter into a forward contract with a term of greater than one year.

         Cover for Options and Futures Strategies. The Portfolio generally will not use leverage in its options and futures strategies. In the case of a transaction entered into as a hedge, the Portfolio will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations under the transaction. The Portfolio will not enter into an option or a futures strategy that exposes the Portfolio to an obligation to another party unless it owns (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid assets with a value sufficient at all times to cover its potential obligations. The Portfolio will comply with guidelines established by the Commission with respect to coverage of option and futures strategies by mutual funds and, if such guidelines so require, will set aside liquid assets in a segregated account with its custodian in the amount prescribed. Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the option or futures strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Portfolio's assets could impede fund management or the Portfolio's ability to meet current obligations.

         Option Income and Hedging Strategies. The Portfolio may purchase and write (sell) both OTC and exchange-traded options. Exchange-traded options generally are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it will rely on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio, as well as the loss of the expected benefit of the transaction. Currently, options on debt securities and most foreign currencies are primarily traded on the OTC market.


         The Portfolio may purchase call options on securities that the Adviser intends to include in the Portfolio's portfolio in order to fix the cost of a future purchase. Call options also may be purchased as a means of enhancing returns by, for example, participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit eventually realized will be reduced by the premium paid.


         The Portfolio may purchase put options on securities in order to attempt to hedge against a decline in the market value of securities held in its portfolio or to enhance return. A put option would enable the Portfolio to sell the underlying security at a predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price would be limited to the option premium paid. If the market price of the underlying security were higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.


         The Portfolio may write covered call options on securities in which it may invest for hedging purposes or to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Portfolio will generally write covered call options on securities when the Adviser believes that the premium received by the Portfolio, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may also be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by the Portfolio declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Portfolio. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Portfolio would be obligated to sell the security at less than its market value. The Portfolio would give up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. In the case of OTC options written by the Portfolio, such securities would also be considered illiquid. Similarly, assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. In addition, the Portfolio could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         The Portfolio may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the purchaser of options requiring the writer to make payment of the exercise price against delivery of the underlying security or take delivery. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Portfolio will realize income in the amount of the premium received. This technique could be used to enhance current return during periods when the Adviser expects that the price of the security will not fluctuate greatly. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premium received, in which case the Portfolio would expect to suffer a loss.


         The Portfolio may purchase put and call options and write put and covered call options on bond indices in much the same manner as the more traditional securities options discussed above, except that bond index options may serve as a hedge against overall fluctuations in the debt securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A bond index assigns a value to the securities included in the index and fluctuates with changes in such values. Settlement of bond index options are effected with cash payments and do not involve the delivery of securities. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index. The effectiveness of hedging techniques using bond index options will depend on the extent to which price movements in the bond index selected correlate with price movements of the securities in which the Portfolio invests.


         The Portfolio may purchase and write covered straddles on securities or bond indices. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Portfolio would enter into a long straddle when the Adviser believes that it is likely that the price of the underlying security will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call. The Portfolio would enter into a short straddle when the Adviser believes that it is unlikely the price of the underlying security will be as volatile during the term of the options as the option pricing implies.


         Special Characteristics and Risks of Options Trading. The Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Portfolio wishes to terminate its obligation to purchase or sell securities under a put or call option it has written, the Portfolio may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Portfolio may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security or currency and the market value of the option.

         In considering the use of options to enhance income or to hedge the Portfolio's investments, particular note should be taken of the following:


         (1) The value of an option position will reflect, among other things, the current market price of the underlying security, or bond index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, or bond index and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of bond index options, fluctuations in the market sector represented by the selected index.


         (2) Options normally have expiration dates of up to 90 days. The exercise price of the options may be below, equal to or above the current market value of the underlying securities, bond index or currencies. Purchased options that expire unexercised have no value. Unless an option purchased by the Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

         (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Portfolio intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. Although the Portfolio will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because the Portfolio must maintain a covered position with respect to any call option it writes on a security, bond index or currency, the Portfolio may not sell the underlying security or currency (or invest any cash, government securities or short-term debt securities used to cover a bond index option) during the period it is obligated under the option. This requirement may impair the Portfolio's ability to sell the Portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         (4) Bond index options are settled exclusively in cash. If the Portfolio writes a call option on an index, the Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a bond index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

         (5) The Portfolio's activities in the options markets may result in higher fund turnover rates and additional brokerage costs; however, the Portfolio may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.


         Futures Strategies. The Portfolio may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. This may involve, among other things, using futures strategies to manage the average duration of the Portfolio's debt securities. If the Adviser wishes to shorten the average duration of the Portfolio's securities, the Portfolio may sell a futures contract. If the Adviser wishes to lengthen the average duration of the Portfolio's securities, the Portfolio may buy a futures contract.


         The Portfolio may use interest rate futures contracts to hedge its fund against changes in the general level of interest rates and in other circumstances permitted by the CFTC. The Portfolio may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt securities that the Portfolio intends to purchase in the future. A rise in the price of the debt securities prior to their purchase may be either offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. The Portfolio may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

         The Portfolio may sell bond index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Portfolio's securities. To the extent that a portion of the Portfolio's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Portfolio correctly anticipates a general market decline and sells bond index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Portfolio. The Portfolio may purchase bond index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual debt securities, which debt securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Portfolio intends to purchase. A rise in the price of the securities should be partly or wholly offset by gains in the futures position.

         The Portfolio may also purchase and write covered straddles on interest rate, foreign currency or bond index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than the exercise price of the call option. The Portfolio would enter into a long straddle when it believes that it is likely that interest rates or foreign currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and put written on the same futures contract where the exercise price of the put option is less than the exercise price of the call option and where the same security or futures contract is considered for both the put and the call. The Portfolio would enter into a short straddle when it believes that it is unlikely that interest rates or foreign currency exchange rates will be as volatile during the term of the options as the option pricing implies.


         The settlement price of a futures contract is generally a function of the spot market price of the underlying security and a cost of financing, adjusted for any interest, dividends or other income received on the underlying instrument over the life of the contract. It is therefore possible to earn a return approximating that of debt securities of a similar tenor to that of a forward contract by security or basket of securities and selling a futures contract for such security or basket. The Portfolio may enter into such future strategies, using securities other than Debt Obligations, in cases where (a) government regulations restrict foreign investment in fixed income securities but not in other securities, such as common stocks, or commodities; and (b) in the Adviser's opinion both the cash and futures markets are sufficiently liquid.


         Special Characteristics and Risks of Futures Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Portfolio will be required to deposit with its custodian in a segregated account in the name of the futures broker through whom the transaction will be effected an amount of liquid assets generally equal to 10% or less of the contract value. This amount is known as "initial margin." Unlike margin in securities transactions, margin on futures contracts the Portfolio has written does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts or on such options is in the nature of a performance bond or good-faith deposit on the contract that will be returned to the Portfolio upon termination of the transaction, assuming all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures varies, a process known as "marking to the market." For example, if the Portfolio purchases a contract and the value of the contract rises, the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures or written option position declines, the Portfolio would be required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures, but rather represents a daily settlement of the Portfolio's obligations to or from a clearing organization.

         Holders and writers of futures positions can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures. The Portfolio will incur brokerage fees and related transaction costs when it purchases or sells futures contracts and premiums.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because futures prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for the Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         In considering the Portfolio's use of futures contracts, particular note should be taken of the following:


         (1) Successful use by the Portfolio of futures contracts will depend upon the Adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument or currency but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities or currencies being hedged. For example, if the price of the futures contract moves less than the price of the securities or currencies that are the subject of the hedge, the hedge will not be fully effective; however, if the price of securities or currencies being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses on the futures position. In addition, if the Portfolio has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures contract moves more than the price of the underlying securities or currencies, the Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.


         (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Portfolio would continue to be required to make variation margin payments.

         (4) As is the case with options, the Portfolio's activities in the futures markets may result in higher fund turnover rates and additional transaction costs in the form of added brokerage commissions; however, the Portfolio may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         Guideline for Futures. The Portfolio will not purchase or sell futures contracts if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and initial margin deposits would exceed 5% of the market value of the Portfolio's total assets. This guideline may be modified by the board without Shareholder vote. Adoption of this guideline will not limit the percentage of the Portfolio's assets at risk to 5%.


         Interest Rate Swaps. The Portfolio may enter into interest rate swaps for hedging purposes and non-hedging purposes. Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Portfolio and the Adviser believe that swaps do not constitute senior securities as defined in the Investment Company Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's or S&P, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.